UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2022

Emerging Markets Debt Fund
Investor Class (AEDVX)
I Class (AEHDX)
Y Class (AEYDX)
A Class (AEDQX)
C Class (AEDHX)
R Class (AEDWX)
R5 Class (AEDJX)
R6 Class (AEXDX)
G Class (AEDGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AEDVX	-19.89%	-1.34%	1.10%	7/29/14
JP Morgan EMBI Global Diversified Index	—	-24.19%	-2.66%	0.54%	—
JP Morgan GBI-EM Global Diversified Index	—	-20.27%	-3.54%	-3.13%	—
50% JP Morgan EMBI Global Diversified Index, 50% JP Morgan GBI-EM Global Diversified Index	—	-22.23%	-3.05%	-1.25%	—
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	-18.06%	-0.20%	1.88%	—
I Class	AEHDX	-19.74%	-1.26%	-0.56%	4/10/17
Y Class	AEYDX	-19.67%	-1.17%	-0.47%	4/10/17
A Class	AEDQX				7/29/14
No sales charge		-20.09%	-1.61%	0.84%
With sales charge		-23.66%	-2.51%	0.28%
C Class	AEDHX	-20.67%	-2.33%	0.09%	7/29/14
R Class	AEDWX	-20.29%	-1.85%	0.59%	7/29/14
R5 Class	AEDJX	-19.75%	-1.14%	1.30%	7/29/14
R6 Class	AEXDX	-19.71%	-1.12%	1.35%	7/29/14
G Class	AEDGX	-19.02%	—	-0.34%	11/14/17
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Effective December 1, 2021, the fund’s investment advisor selected a different index for comparison purposes. The advisor believes 50% JP Morgan EMBI Global Diversified Index, 50% JP Morgan GBI-EM Global Diversified Index is more reflective of the fund’s strategy.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $10,944

JP Morgan EMBI Global Diversified Index — $10,457

JP Morgan GBI-EM Global Diversified Index — $7,689

50% JP Morgan EMBI Global Diversified Index, 50% JP Morgan GBI-EM Global Diversified Index — $9,012

JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index — $11,660

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.87%	0.77%	1.22%	1.97%	1.47%	0.77%	0.72%	0.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: John Lovito and Thomas Youn

Alessandra Alecci left the fund’s portfolio management team May 13, 2022.

Performance Summary

Emerging Markets Debt returned -19.89%* for the fiscal year ended October 31, 2022. By comparison, the fund’s benchmark, 50% JP Morgan EMBI Global Diversified Index, 50% JP Morgan GBI-EM Global Diversified Index, returned -22.23% for the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

A stronger U.S. dollar, tighter global financial conditions, high inflation and geopolitical unrest weighed on emerging markets debt returns for the 12-month period. Market conditions began deteriorating in early 2022. Inflation, which had been steadily rising through 2021, soared to multiyear highs. The Federal Reserve (Fed), which had labeled the inflation backdrop transitory, pivoted in early 2022 and embarked on an increasingly aggressive rate-hike campaign. Facing similar inflation problems, other developed markets central banks also tightened monetary policy. These efforts sent lending rates and bond yields on a steep upward trajectory through period-end.
Additionally, Russia’s invasion of Ukraine in February exacerbated matters. Oil and other commodity prices surged from already high prices. In addition to fueling record-high inflation in Europe, the ongoing war threatened the region’s energy supply and triggered concerns about a broader conflict.
Meanwhile, China’s zero-COVID-19 policy led to lockdowns in key manufacturing hubs and persistent global supply chain challenges. Additionally, continued weakness in China’s property market added to the nation’s economic headwinds, despite government policy support. Furthermore, worries about potential Chinese aggression in Taiwan weighed on broad market sentiment.

This challenging backdrop rattled the financial markets, drove interest rates sharply higher and fueled recession worries. Amid the period’s relentless market volatility, emerging markets bonds logged steep losses but fared modestly better than global bonds. Overall, external emerging markets bonds outperformed local securities, and corporates generally outperformed sovereigns.

Performance Review

Our position in external Russian bonds, along with security selection in the country, aided relative results early in the period. In January, we hedged our Russian exposure with credit default swaps, leaving the fund with an underweight position in Russia versus the index. This strategy helped curb losses in the wake of Russia’s invasion of Ukraine in February. We subsequently exited our positions in Russia.

While our strategy in Russia contributed to performance on a relative basis, positions in Russia-linked external bonds detracted for the reporting period. For example, a small position in Belarus and a corporate position in Ukraine weighed on results. However, our position in Ukraine sovereigns aided relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.
5

Tightening from the Fed and other developed markets central banks led to challenging financial conditions for smaller frontier countries. Accordingly, underweight positions to external bonds in Sri Lanka, Pakistan and Ghana aided performance. Elsewhere, a small weighting to China’s real estate sector hampered performance early in the period. We exited those positions in early 2022.

Overall, our underweight positions versus the benchmark in foreign currencies and in local duration aided fund performance. Specifically, underweights in the Hungarian forint, Polish zloty and Thai baht contributed, as these countries suffered huge current account deficits in an environment of tightening financial conditions. Conversely, positions in the Mexican peso and Brazilian real weighed on results, as high carry and better trade balances helped these currencies outperform the U.S. dollar.

Local bond positions in Mexico and an underweight in local bonds in central Eastern Europe aided relative performance. Central banks in that region of Europe remained behind the curve, causing the economies to suffer from negative real rates and high inflation. Meanwhile, local exposure in Russia hampered results following Russia’s invasion of Ukraine, even though we quickly exited those positions. Local bonds in Brazil also detracted, largely due to our exposure to the front end of the yield curve, where yields rose amid persistent inflation and a hawkish central bank.

Positioning for the Future

Our outlook for emerging markets remains challenging amid elevated inflation and persistent supply/demand imbalances. China’s economic recovery has yet to gain traction, and several developing economies are suffering from a food and energy crisis and tighter financial conditions. We believe remaining selective and somewhat cautious is prudent in this environment.

We believe improving conditions in emerging markets largely depend on the economic climate in the U.S. In particular, steadying rates and stabilizing inflation likely would subdue market volatility and aid the backdrop for emerging markets debt. While China has taken steps to spark lending and bolster its troubled property market, we are more concerned about its commitment to a zero-COVID-19 policy.

With recession risk escalating throughout the world, we continue to reduce exposure to commodity-related sectors and countries. Additionally, because food and energy comprise a bigger portion of inflation in developing markets, we prefer an underweight to emerging markets rates. We favor countries with steep yield curves, such as Indonesia, South Africa and Malaysia. We are avoiding European countries where geopolitics and high inflation offer inverted yield curves and negative real yields.

Our macroeconomic outlook remains cautious. Accordingly, we plan to keep the portfolio’s beta at the lower end of our target range. Additionally, we plan to shift exposure to higher-rated countries and corporate positions.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	51.3%
Corporate Bonds	32.5%
U.S. Treasury Securities	2.4%
Preferred Stocks	0.2%
Short-Term Investments	14.1%
Other Assets and Liabilities	(0.5)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$916.60	$4.83	1.00%
I Class	$1,000	$917.00	$4.35	0.90%
Y Class	$1,000	$916.50	$3.86	0.80%
A Class	$1,000	$915.30	$6.03	1.25%
C Class	$1,000	$911.70	$9.64	2.00%
R Class	$1,000	$913.10	$7.23	1.50%
R5 Class	$1,000	$916.50	$3.86	0.80%
R6 Class	$1,000	$916.70	$3.62	0.75%
G Class	$1,000	$921.10	$0.19	0.04%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,020.67	$4.58	0.90%
Y Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R5 Class	$1,000	$1,021.17	$4.08	0.80%
R6 Class	$1,000	$1,021.43	$3.82	0.75%
G Class	$1,000	$1,025.00	$0.20	0.04%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 51.3%
Argentina — 0.2%
Argentine Republic Government International Bond, 1.50%, 7/9/35		$6,200,000	$1,238,277
Azerbaijan — 0.2%
Republic of Azerbaijan International Bond, 3.50%, 9/1/32		1,400,000	1,128,470
Bahrain — 0.6%
Bahrain Government International Bond, 7.50%, 9/20/47		4,100,000	3,286,977
Brazil — 1.2%
Brazilian Government International Bond, 2.625%, 1/5/23		5,000,000	4,984,800
Brazilian Government International Bond, 4.75%, 1/14/50		2,000,000	1,343,567
			6,328,367
Cameroon — 0.5%
Republic of Cameroon International Bond, 9.50%, 11/19/25		2,600,000	2,534,906
Chile — 2.5%
Bonos de la Tesoreria de la Republica en pesos, 4.70%, 9/1/30(1)	CLP	6,100,000,000	5,801,241
Chile Government International Bond, 3.125%, 1/21/26		$3,400,000	3,178,306
Chile Government International Bond, 2.75%, 1/31/27		4,000,000	3,595,475
Chile Government International Bond, 4.00%, 1/31/52		1,200,000	848,524
			13,423,546
China — 2.2%
China Government Bond, 2.18%, 6/25/24	CNY	88,500,000	12,137,713
Colombia — 1.7%
Colombia Government International Bond, 2.625%, 3/15/23		$2,000,000	1,969,752
Colombia Government International Bond, 3.875%, 4/25/27		125,000	104,443
Colombia Government International Bond, 3.125%, 4/15/31		500,000	342,315
Colombia Government International Bond, 6.125%, 1/18/41		4,500,000	3,215,199
Colombian TES, 7.00%, 6/30/32	COP	26,510,000,000	3,468,642
			9,100,351
Costa Rica — 0.2%
Costa Rica Government International Bond, 7.16%, 3/12/45		$1,400,000	1,213,818
Czech Republic — 3.4%
Czech Republic Government Bond, 0.25%, 2/10/27	CZK	584,000,000	18,471,384
Dominican Republic — 1.6%
Dominican Republic International Bond, 5.95%, 1/25/27		$5,500,000	5,157,603
Dominican Republic International Bond, 4.50%, 1/30/30(1)		1,000,000	805,206
Dominican Republic International Bond, 4.875%, 9/23/32		2,000,000	1,548,511
Dominican Republic International Bond, 5.30%, 1/21/41		1,400,000	969,537
			8,480,857
Ecuador — 0.7%
Ecuador Government International Bond, 0.00%, 7/31/30(1)(2)		6,000,000	1,894,994
Ecuador Government International Bond, 5.50%, 7/31/30		2,000,000	1,071,914
10

		Principal Amount/Shares	Value
Ecuador Government International Bond, 2.50%, 7/31/35(1)		$2,000,000	$740,991
			3,707,899
Egypt — 1.5%
Egypt Government International Bond, 5.58%, 2/21/23(1)		1,000,000	996,000
Egypt Government International Bond, 5.80%, 9/30/27		2,000,000	1,466,209
Egypt Government International Bond, 8.50%, 1/31/47(1)		2,700,000	1,601,381
Egypt Government International Bond, 8.50%, 1/31/47		6,600,000	3,928,320
			7,991,910
El Salvador — 0.4%
El Salvador Government International Bond, 7.75%, 1/24/23		2,510,000	2,290,284
Ghana — 0.2%
Ghana Government International Bond, 8.125%, 1/18/26		3,200,000	1,187,856
Guatemala — 0.6%
Guatemala Government International Bond, 5.25%, 8/10/29(1)		300,000	277,226
Guatemala Government International Bond, 4.65%, 10/7/41(1)		1,500,000	1,110,048
Guatemala Government International Bond, 6.125%, 6/1/50(1)		2,000,000	1,723,664
			3,110,938
Indonesia — 3.8%
Indonesia Government International Bond, 4.65%, 9/20/32		1,640,000	1,521,331
Indonesia Treasury Bond, 6.50%, 2/15/31	IDR	156,000,000,000	9,358,320
Indonesia Treasury Bond, 8.375%, 4/15/39	IDR	128,000,000,000	8,686,110
Perusahaan Penerbit SBSN Indonesia III, 4.70%, 6/6/32(1)		$1,500,000	1,404,311
			20,970,072
Iraq — 0.1%
Iraq International Bond, 5.80%, 1/15/28		550,000	469,425
Ivory Coast — 0.3%
Ivory Coast Government International Bond, 6.125%, 6/15/33		2,400,000	1,883,724
Jordan — 0.9%
Jordan Government International Bond, 7.75%, 1/15/28(1)		3,231,000	3,131,647
Jordan Government International Bond, 7.375%, 10/10/47		2,069,000	1,555,600
			4,687,247
Malaysia — 2.0%
Malaysia Government Bond, 4.70%, 10/15/42	MYR	7,500,000	1,561,228
Malaysia Government Bond, 4.07%, 6/15/50	MYR	49,500,000	9,081,844
			10,643,072
Mexico — 9.5%
Mexican Bonos, 8.00%, 12/7/23	MXN	389,000,000	19,103,467
Mexican Bonos, 10.00%, 11/20/36	MXN	279,200,000	14,174,078
Mexico Cetes, 0.00%, 12/8/22(2)	MXN	1,650,000,000	8,243,879
Mexico Cetes, 0.00%, 2/23/23(2)	MXN	1,700,000,000	8,200,121
Mexico Government International Bond, 2.66%, 5/24/31		$1,400,000	1,087,297
Mexico Government International Bond, 3.50%, 2/12/34		1,000,000	765,455
			51,574,297
Morocco — 0.2%
Morocco Government International Bond, 3.00%, 12/15/32		1,500,000	1,086,877
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		Principal Amount/Shares	Value
Morocco Government International Bond, 4.00%, 12/15/50(1)		$100,000	$59,498
			1,146,375
Nigeria — 0.5%
Nigeria Government International Bond, 6.50%, 11/28/27		3,500,000	2,497,112
Oman — 0.9%
Oman Government International Bond, 6.00%, 8/1/29		2,600,000	2,476,162
Oman Sovereign Sukuk Co., 4.875%, 6/15/30(1)		2,800,000	2,669,464
			5,145,626
Panama — 1.2%
Panama Government International Bond, 4.00%, 9/22/24		2,000,000	1,939,214
Panama Government International Bond, 4.50%, 4/16/50		4,500,000	3,063,966
Panama Government International Bond, 4.50%, 4/1/56		2,100,000	1,384,537
			6,387,717
Paraguay — 0.2%
Paraguay Government International Bond, 5.40%, 3/30/50		1,600,000	1,232,751
Peru — 2.7%
Peru Government Bond, 6.15%, 8/12/32	PEN	39,824,000	8,526,186
Peruvian Government International Bond, 2.39%, 1/23/26		$3,000,000	2,710,906
Peruvian Government International Bond, 4.125%, 8/25/27		3,600,000	3,397,007
			14,634,099
Philippines — 0.7%
Philippine Government International Bond, 5.95%, 10/13/47		4,001,000	3,939,920
Poland — 2.1%
Republic of Poland Government Bond, 2.50%, 7/25/27	PLN	49,000,000	7,920,188
Republic of Poland Government Bond, 1.75%, 4/25/32	PLN	30,000,000	3,646,866
			11,567,054
Qatar — 0.1%
SoQ Sukuk A QSC, 3.24%, 1/18/23		$800,000	798,462
Saudi Arabia — 0.5%
Saudi Government International Bond, 5.50%, 10/25/32(1)		2,870,000	2,911,256
South Africa — 4.3%
Republic of South Africa Government Bond, 8.50%, 1/31/37	ZAR	427,700,000	17,928,134
Republic of South Africa Government International Bond, 4.875%, 4/14/26		$125,000	117,657
Republic of South Africa Government International Bond, 5.875%, 4/20/32		1,450,000	1,244,694
Republic of South Africa Government International Bond, 5.75%, 9/30/49		6,000,000	4,007,568
			23,298,053
Thailand — 1.1%
Thailand Government Bond, 1.59%, 12/17/35	THB	300,000,000	6,219,383
Trinidad and Tobago — 0.4%
Trinidad & Tobago Government International Bond, 4.50%, 8/4/26		$2,000,000	1,941,831
Turkey — 1.3%
Turkey Government International Bond, 5.60%, 11/14/24		1,600,000	1,533,968
Turkey Government International Bond, 4.875%, 10/9/26		2,000,000	1,708,074
Turkey Government International Bond, 5.125%, 2/17/28		1,000,000	811,416
Turkey Government International Bond, 6.875%, 3/17/36		4,000,000	3,021,808
			7,075,266
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	Principal Amount/Shares	Value
Ukraine — 0.1%
Ukraine Government International Bond, 7.25%, 3/15/35(7)(8)	$4,400,000	$698,450
Ukraine Government International Bond, 7.25%, 3/15/35(1)(7)(8)	750,000	119,232
		817,682
United Arab Emirates — 0.5%
UAE International Government Bond, 4.95%, 7/7/52(1)	3,300,000	3,007,125
Uzbekistan — 0.2%
Republic of Uzbekistan International Bond, 4.75%, 2/20/24	1,000,000	954,638
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $318,897,750)		279,435,740
CORPORATE BONDS — 32.5%
Azerbaijan — 0.2%
State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	1,000,000	991,487
Brazil — 5.3%
Azul Investments LLP, 7.25%, 6/15/26(1)(3)	2,000,000	1,269,428
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	2,800,000	1,928,603
Banco Bradesco SA, 2.85%, 1/27/23	4,000,000	3,979,832
Banco BTG Pactual SA, 5.50%, 1/31/23	2,400,000	2,403,420
Banco do Brasil SA, 5.875%, 1/19/23	4,000,000	4,002,626
CSN Resources SA, 7.625%, 4/17/26	585,000	560,893
CSN Resources SA, 4.625%, 6/10/31(1)	1,000,000	669,700
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	4,000,000	3,782,800
Guara Norte Sarl, 5.20%, 6/15/34(1)	5,289,248	4,158,644
GUSAP III LP, 4.25%, 1/21/30(1)	2,000,000	1,732,570
Itau Unibanco Holding SA, 2.90%, 1/24/23	3,000,000	2,989,110
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	1,871,000	1,432,700
		28,910,326
Chile — 1.6%
Celulosa Arauco y Constitucion SA, 4.25%, 4/30/29	2,000,000	1,730,641
Empresa Nacional de Telecomunicaciones SA, 4.75%, 8/1/26	2,000,000	1,871,635
Falabella SA, 3.375%, 1/15/32(1)	1,800,000	1,289,008
Kenbourne Invest SA, 6.875%, 11/26/24(1)	854,000	761,524
Kenbourne Invest SA, 4.70%, 1/22/28(1)	1,599,000	1,172,540
VTR Finance NV, 6.375%, 7/15/28(1)	4,000,000	2,127,468
		8,952,816
China — 0.5%
Alibaba Group Holding Ltd., 4.00%, 12/6/37	4,380,000	2,994,161
Colombia — 3.3%
Ecopetrol SA, 5.875%, 9/18/23	5,435,000	5,354,290
Ecopetrol SA, 6.875%, 4/29/30	3,000,000	2,474,100
Ecopetrol SA, 4.625%, 11/2/31	1,060,000	732,728
Geopark Ltd., 5.50%, 1/17/27(1)	3,918,000	3,199,727
Millicom International Cellular SA, 4.50%, 4/27/31(1)(3)	2,200,000	1,654,651
Oleoducto Central SA, 4.00%, 7/14/27(1)	3,800,000	3,101,067
Promigas SA ESP / Gases del Pacifico SAC, 3.75%, 10/16/29(1)	1,800,000	1,343,161
		17,859,724
Dominican Republic — 0.2%
Banco de Reservas de la Republica Dominicana, 7.00%, 2/1/23	1,000,000	1,002,615
13

	Principal Amount/Shares	Value
Ghana — 0.3%
Kosmos Energy Ltd., 7.125%, 4/4/26(1)	$2,092,000	$1,752,050
Guatemala — 0.3%
CT Trust, 5.125%, 2/3/32(1)	1,800,000	1,442,112
India — 1.5%
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/24(1)	2,000,000	1,844,300
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27	800,000	640,057
Greenko Dutch BV, 3.85%, 3/29/26	2,101,000	1,649,285
Greenko Mauritius Ltd., 6.25%, 2/21/23(1)	2,642,000	2,599,067
Reliance Industries Ltd., 2.875%, 1/12/32(1)	2,000,000	1,509,180
		8,241,889
Indonesia — 1.9%
Cikarang Listrindo Tbk PT, 4.95%, 9/14/26	1,000,000	866,532
Indika Energy Capital IV Pte. Ltd., 8.25%, 10/22/25(1)	2,000,000	1,889,565
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	1,000,000	877,991
Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50(1)	2,250,000	1,628,899
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	1,668,000	1,338,384
Pertamina (Persero) PT, 6.50%, 5/27/41	2,300,000	2,093,347
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 3.00%, 6/30/30	2,000,000	1,510,800
		10,205,518
Israel — 0.9%
Altice Financing SA, 5.00%, 1/15/28	1,000,000	793,334
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	1,857,000	1,778,041
Israel Electric Corp. Ltd., 6.875%, 6/21/23	2,203,000	2,220,311
		4,791,686
Kazakhstan — 0.3%
Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	309,000	308,942
KazMunayGas National Co. JSC, 4.75%, 4/19/27	500,000	434,358
KazMunayGas National Co. JSC, 5.75%, 4/19/47	1,500,000	1,039,308
		1,782,608
Luxembourg — 0.5%
EIG Pearl Holdings Sarl, 3.55%, 8/31/36(1)	500,000	385,625
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	2,500,000	2,267,964
		2,653,589
Mexico — 5.3%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.375%, 4/17/25	1,000,000	971,350
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	2,000,000	1,622,465
Braskem Idesa SAPI, 6.99%, 2/20/32(1)	3,200,000	2,148,144
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	2,785,250	2,417,402
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	7,120,676	4,781,320
Industrias Penoles SAB de CV, 4.75%, 8/6/50(1)(3)	1,750,000	1,257,692
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(1)	4,300,000	2,900,435
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	1,753,000	1,171,800
Petroleos Mexicanos, 3.50%, 1/30/23	1,272,000	1,262,912
Petroleos Mexicanos, 6.875%, 8/4/26	5,000,000	4,634,445
Petroleos Mexicanos, 6.50%, 3/13/27	2,475,000	2,174,994
Petroleos Mexicanos, 5.35%, 2/12/28(3)	2,000,000	1,597,454
14

	Principal Amount/Shares	Value
Petroleos Mexicanos, 5.95%, 1/28/31	$2,000,000	$1,444,949
Petroleos Mexicanos, 6.70%, 2/16/32	472,000	357,734
		28,743,096
Nigeria — 0.9%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	4,000,000	3,126,760
SEPLAT Energy PLC, 7.75%, 4/1/26(1)	2,000,000	1,575,100
		4,701,860
Panama — 0.5%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	3,095,000	2,691,557
Peru — 1.0%
Inkia Energy Ltd., 5.875%, 11/9/27	3,233,000	2,885,106
Petroleos del Peru SA, 4.75%, 6/19/32	1,000,000	739,003
Petroleos del Peru SA, 5.625%, 6/19/47(1)	2,900,000	1,865,324
		5,489,433
Qatar — 0.7%
Ooredoo International Finance Ltd., 5.00%, 10/19/25	300,000	297,856
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)	400,000	330,417
Ooredoo International Finance Ltd., 4.50%, 1/31/43(1)	2,000,000	1,783,330
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.33%, 9/30/27	1,646,000	1,657,298
		4,068,901
Saudi Arabia — 3.7%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	7,400,000	7,346,924
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/27	1,000,000	923,850
SA Global Sukuk Ltd., 2.69%, 6/17/31(1)	1,290,000	1,058,126
SABIC Capital II BV, 4.00%, 10/10/23	6,041,000	5,976,252
Saudi Arabian Oil Co., 3.25%, 11/24/50	8,000,000	5,041,463
		20,346,615
South Africa — 0.5%
Eskom Holdings SOC Ltd., 6.75%, 8/6/23(1)	800,000	785,188
Eskom Holdings SOC Ltd., 6.35%, 8/10/28(1)	2,000,000	1,801,920
		2,587,108
South Korea — 0.6%
Woori Bank, VRN, 5.31%, (3-month LIBOR plus 0.87%), 2/1/23	3,000,000	3,002,685
Spain — 0.6%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	6,860,000	3,515,373
United Arab Emirates — 0.8%
DP World Crescent Ltd., 3.91%, 5/31/23	3,000,000	2,972,403
DP World Crescent Ltd., 4.85%, 9/26/28	800,000	759,060
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)	1,111,510	837,204
		4,568,667
United States — 0.6%
SierraCol Energy Andina LLC, 6.00%, 6/15/28(1)	5,000,000	3,359,350
Zambia — 0.5%
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	1,600,000	1,572,508
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	1,000,000	931,688
		2,504,196
TOTAL CORPORATE BONDS (Cost $211,779,419)		177,159,422

15

		Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 2.4%
U.S. Treasury Bonds, 2.00%, 8/15/51		$2,000,000	$1,260,703
U.S. Treasury Notes, 2.875%, 8/15/28(4)		3,885,000	3,609,256
U.S. Treasury Notes, 1.25%, 8/15/31		3,000,000	2,384,883
U.S. Treasury Notes, 1.875%, 2/15/32(4)		6,700,000	5,572,516
TOTAL U.S. TREASURY SECURITIES (Cost $16,055,849)			12,827,358
PREFERRED STOCKS — 0.2%
India — 0.1%
Network i2i Ltd.,3.98%		1,000,000	794,405
Mexico — 0.1%
Banco Mercantil del Norte SA, 8.375%(1)		600,000	522,639
TOTAL PREFERRED STOCKS (Cost $1,401,313)			1,317,044
SHORT-TERM INVESTMENTS — 14.1%
Money Market Funds — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio(5)		3,031,468	3,031,468
Repurchase Agreements — 11.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $11,843,543), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $11,614,754)			11,613,802
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 3.625%, 8/15/43 - 11/15/50, valued at $50,794,034), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $49,802,150)			49,798,000
			61,411,802
Treasury Bills(6) — 2.3%
U.S. Treasury Bills, 4.26%, 2/21/23		$2,000,000	1,974,353
Malaysia Islamic Treasury Bill, 2.74%, 2/23/23	MYR	50,000,000	10,487,008
			12,461,361
TOTAL SHORT-TERM INVESTMENTS (Cost $77,540,818)			76,904,631
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $625,675,149)			547,644,195
OTHER ASSETS AND LIABILITIES — (0.5)%			(2,625,865)
TOTAL NET ASSETS — 100.0%			$545,018,330

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	126,205,493	USD	23,493,642	Goldman Sachs & Co.	12/15/22	$721,055
BRL	59,072,555	USD	11,238,429	Goldman Sachs & Co.	12/15/22	95,657
BRL	30,295,489	USD	5,765,441	Goldman Sachs & Co.	12/15/22	47,270
BRL	25,051,772	USD	4,809,999	Goldman Sachs & Co.	12/15/22	(3,385)
BRL	30,615,948	USD	5,808,122	Goldman Sachs & Co.	12/15/22	66,074
BRL	28,015,487	USD	5,267,812	Goldman Sachs & Co.	12/15/22	107,442
USD	5,587,996	BRL	29,845,489	Goldman Sachs & Co.	12/15/22	(138,374)
USD	5,655,217	BRL	30,403,014	Goldman Sachs & Co.	12/15/22	(178,124)
USD	5,566,138	BRL	30,640,474	Goldman Sachs & Co.	12/15/22	(312,765)
USD	5,293,756	BRL	29,118,303	Goldman Sachs & Co.	12/15/22	(293,092)
USD	8,126,497	BRL	43,808,481	Goldman Sachs & Co.	12/15/22	(278,914)
16

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,277,821	BRL	28,494,008	Goldman Sachs & Co.	12/15/22	$(189,244)
CLP	5,446,564,890	USD	5,478,339	Bank of America N.A.	12/15/22	252,807
CLP	5,405,555,552	USD	5,509,127	Bank of America N.A.	12/15/22	178,867
CLP	5,118,599,979	USD	5,335,209	Bank of America N.A.	12/15/22	50,835
CLP	5,120,233,173	USD	5,075,568	Morgan Stanley	12/15/22	312,195
USD	6,005,377	CLP	5,732,432,256	Bank of America N.A.	12/15/22	(26,573)
USD	5,362,016	CLP	5,349,951,182	Bank of America N.A.	12/15/22	(267,469)
USD	5,570,024	CLP	5,273,420,579	Bank of America N.A.	12/15/22	21,069
USD	5,663,035	CLP	5,120,233,173	Morgan Stanley	12/15/22	275,272
CNY	60,025,242	USD	8,447,478	Morgan Stanley	12/15/22	(184,375)
USD	4,271,410	CNY	29,576,521	Morgan Stanley	12/15/22	199,892
USD	2,993,458	CNY	21,738,790	Morgan Stanley	12/15/22	886
COP	25,722,971,857	USD	5,573,775	Morgan Stanley	12/15/22	(404,741)
COP	20,291,806,518	USD	4,405,516	Morgan Stanley	12/15/22	(327,875)
COP	52,191,497,320	USD	11,064,248	Morgan Stanley	12/15/22	(576,361)
COP	27,212,015,525	USD	5,442,512	Morgan Stanley	12/15/22	25,746
COP	26,950,665,988	USD	5,407,437	Morgan Stanley	12/15/22	8,302
USD	2,627,911	COP	11,807,203,116	Morgan Stanley	12/15/22	255,252
USD	4,207,619	COP	19,058,409,278	Morgan Stanley	12/15/22	377,829
USD	5,468,722	COP	25,749,478,391	Morgan Stanley	12/15/22	294,361
USD	1,557,210	COP	7,310,476,483	Morgan Stanley	12/15/22	88,169
USD	5,273,691	COP	26,131,141,327	Morgan Stanley	12/15/22	22,636
USD	5,117,926	COP	25,343,970,382	Morgan Stanley	12/15/22	25,052
CZK	375,000,000	USD	15,349,703	UBS AG	12/15/22	(253,650)
USD	13,191,891	CZK	326,398,392	UBS AG	12/15/22	52,351
USD	2,186,587	CZK	54,100,543	UBS AG	12/15/22	8,708
USD	3,239,858	CZK	79,977,829	UBS AG	12/15/22	20,259
USD	5,098,859	CZK	129,075,575	UBS AG	12/15/22	(97,226)
HUF	6,854,833,261	USD	16,979,644	UBS AG	12/15/22	(634,508)
HUF	4,536,744,748	USD	10,801,516	UBS AG	12/15/22	16,210
HUF	4,724,062,878	USD	11,016,424	UBS AG	12/15/22	247,956
HUF	2,302,040,886	USD	5,317,965	UBS AG	12/15/22	171,179
HUF	4,043,698,834	USD	9,249,082	UBS AG	12/15/22	392,991
HUF	3,176,489,150	USD	7,106,240	UBS AG	12/15/22	467,999
HUF	4,153,899,410	USD	9,247,327	UBS AG	12/15/22	657,516
HUF	3,374,013,725	USD	8,194,326	UBS AG	12/15/22	(149,096)
USD	16,974,972	HUF	6,854,833,261	UBS AG	12/15/22	629,837
USD	10,749,052	HUF	4,536,744,748	UBS AG	12/15/22	(68,674)
USD	6,675,662	HUF	2,972,405,377	UBS AG	12/15/22	(411,945)
USD	9,283,633	HUF	4,053,698,387	UBS AG	12/15/22	(382,284)
USD	9,143,468	HUF	4,043,698,834	UBS AG	12/15/22	(498,605)
USD	9,029,972	HUF	3,880,179,167	UBS AG	12/15/22	(222,193)
USD	8,178,371	HUF	3,450,209,393	UBS AG	12/15/22	(48,545)
IDR	51,046,198,243	USD	3,406,714	Goldman Sachs & Co.	12/15/22	(144,175)
IDR	35,845,999,854	USD	2,326,152	Goldman Sachs & Co.	12/15/22	(35,110)
USD	2,139,784	IDR	33,402,025,629	Goldman Sachs & Co.	12/15/22	4,945
ILS	39,431,693	USD	11,303,338	UBS AG	12/15/22	(109,166)
ILS	19,473,472	USD	5,547,208	UBS AG	12/15/22	(18,929)
USD	11,593,025	ILS	39,431,693	UBS AG	12/15/22	398,854
USD	5,526,741	ILS	19,473,472	UBS AG	12/15/22	(1,538)
17

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	458,130,061	USD	5,601,297	Goldman Sachs & Co.	12/15/22	$(95,513)
INR	453,327,827	USD	5,442,111	Goldman Sachs & Co.	12/15/22	5,960
INR	922,164,264	USD	11,462,719	Morgan Stanley	12/15/22	(380,196)
USD	5,563,882	INR	458,130,061	Goldman Sachs & Co.	12/15/22	58,099
USD	5,530,411	INR	453,327,826	Goldman Sachs & Co.	12/15/22	82,341
USD	5,456,048	INR	451,979,052	Goldman Sachs & Co.	12/15/22	24,187
USD	11,310,735	INR	922,164,264	Morgan Stanley	12/15/22	228,213
USD	22,058,959	MXN	446,470,653	Goldman Sachs & Co.	12/15/22	(306,326)
USD	6,418,717	MXN	128,525,181	Goldman Sachs & Co.	12/15/22	(19,561)
MYR	9,242,686	USD	2,057,588	Goldman Sachs & Co.	12/15/22	(102,038)
USD	8,680,874	MYR	39,580,447	Goldman Sachs & Co.	12/15/22	306,517
USD	1,254,229	MYR	5,950,064	Goldman Sachs & Co.	12/15/22	(4,674)
PEN	22,519,452	USD	5,795,767	Goldman Sachs & Co.	12/15/22	(171,158)
USD	5,105,225	PEN	20,111,525	Goldman Sachs & Co.	12/15/22	82,036
PHP	490,202,584	USD	8,260,913	Goldman Sachs & Co.	12/15/22	148,807
USD	8,301,483	PHP	490,202,584	Goldman Sachs & Co.	12/15/22	(108,237)
PLN	53,817,798	USD	11,016,949	UBS AG	12/15/22	181,048
PLN	54,540,446	USD	10,962,463	UBS AG	12/15/22	385,897
PLN	55,076,986	USD	11,101,993	UBS AG	12/15/22	358,007
PLN	56,239,848	USD	11,223,950	UBS AG	12/15/22	478,009
PLN	37,975,000	USD	7,695,956	UBS AG	12/15/22	205,593
PLN	52,960,369	USD	10,931,610	UBS AG	12/15/22	87,980
USD	10,989,279	PLN	53,817,798	UBS AG	12/15/22	(208,718)
USD	4,458,112	PLN	22,121,640	UBS AG	12/15/22	(144,791)
USD	4,624,489	PLN	22,851,911	UBS AG	12/15/22	(130,363)
USD	10,589,203	PLN	53,478,651	UBS AG	12/15/22	(538,227)
USD	7,128,209	PLN	35,698,500	UBS AG	12/15/22	(299,663)
USD	11,397,863	PLN	56,903,830	UBS AG	12/15/22	(442,253)
USD	5,117,857	PLN	25,061,120	UBS AG	12/15/22	(96,670)
USD	5,417,120	PLN	26,600,228	UBS AG	12/15/22	(117,652)
USD	3,621,387	PLN	17,739,000	UBS AG	12/15/22	(69,609)
USD	5,807,152	PLN	27,755,285	UBS AG	12/15/22	32,044
SGD	16,122,227	USD	11,452,886	Goldman Sachs & Co.	12/15/22	(60,966)
USD	11,212,342	SGD	16,122,227	Goldman Sachs & Co.	12/15/22	(179,578)
THB	424,354,187	USD	11,661,286	Goldman Sachs & Co.	12/15/22	(469,900)
THB	387,551,484	USD	10,392,907	Goldman Sachs & Co.	12/15/22	(172,109)
THB	410,058,967	USD	10,965,609	Goldman Sachs & Co.	12/15/22	(151,228)
THB	211,127,600	USD	5,574,326	Goldman Sachs & Co.	12/15/22	(6,311)
THB	204,048,350	USD	5,382,441	Goldman Sachs & Co.	12/15/22	(1,126)
USD	6,962,664	THB	253,761,270	Goldman Sachs & Co.	12/15/22	270,282
USD	4,460,529	THB	170,592,917	Goldman Sachs & Co.	12/15/22	(38,475)
USD	16,191,964	THB	619,666,474	Goldman Sachs & Co.	12/15/22	(150,343)
USD	5,572,889	THB	211,535,738	Goldman Sachs & Co.	12/15/22	(5,889)
ZAR	213,015,574	USD	11,955,749	Goldman Sachs & Co.	12/15/22	(397,744)
ZAR	47,649,966	USD	2,647,956	Goldman Sachs & Co.	12/15/22	(62,518)
ZAR	108,608,778	USD	5,959,297	Goldman Sachs & Co.	12/15/22	(66,297)
ZAR	153,523,373	USD	8,531,209	Goldman Sachs & Co.	12/15/22	(201,190)
ZAR	45,065,571	USD	2,495,947	Goldman Sachs & Co.	12/15/22	(50,736)
ZAR	100,909,339	USD	5,618,941	Goldman Sachs & Co.	12/15/22	(143,704)
ZAR	157,406,520	USD	8,479,630	Goldman Sachs & Co.	12/15/22	61,085
18

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	148,039,920	USD	8,184,880	Goldman Sachs & Co.	12/15/22	$(152,387)
ZAR	50,068,838	USD	2,710,321	Goldman Sachs & Co.	12/15/22	6,363
ZAR	147,506,622	USD	8,202,817	Goldman Sachs & Co.	12/15/22	(199,261)
USD	6,560,750	ZAR	114,339,962	Goldman Sachs & Co.	12/15/22	356,782
USD	6,281,497	ZAR	110,120,325	Goldman Sachs & Co.	12/15/22	306,482
USD	11,277,673	ZAR	201,375,260	Goldman Sachs & Co.	12/15/22	351,260
USD	5,604,669	ZAR	100,856,014	Goldman Sachs & Co.	12/15/22	132,326
USD	3,025,408	ZAR	54,332,643	Goldman Sachs & Co.	12/15/22	77,375
USD	13,342,478	ZAR	248,343,535	Goldman Sachs & Co.	12/15/22	(132,385)
USD	11,023,373	ZAR	201,341,911	Goldman Sachs & Co.	12/15/22	98,770
USD	7,804,450	ZAR	140,867,205	Goldman Sachs & Co.	12/15/22	161,142
						$(1,152,654)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	147	December 2022	$30,044,273	$(603,216)
U.S. Treasury 5-Year Notes	60	December 2022	6,395,625	(260,996)
U.S. Treasury Long Bonds	1	December 2022	120,500	(15,878)
			$36,560,398	$(880,090)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	365	December 2022	$42,334,297	$3,535,202
U.S. Treasury Ultra Bonds	25	December 2022	3,191,406	553,143
			$45,525,703	$4,088,345
^Amount represents value and unrealized appreciation (depreciation).

19

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Brazil Government International Bond	Buy	(1.00)%	12/20/27	$33,530,000	$2,360,195	$145,346	$2,505,541
Chile Government International Bond	Buy	(1.00)%	12/20/27	$7,500,000	162,122	4,386	166,508
Indonesia Government International Bond	Buy	(1.00)%	12/20/27	$7,500,000	91,143	26,960	118,103
Malaysia Government International Bond	Buy	(1.00)%	12/20/27	$6,800,000	(36,453)	51,367	14,914
Mexico Government International Bond	Buy	(1.00)%	12/20/27	$52,050,000	1,623,832	(240,901)	1,382,931
Republic of South Africa Government International Bonds	Buy	(1.00)%	12/20/27	$7,300,000	612,116	9,081	621,197
					$4,812,955	$(3,761)	$4,809,194
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index At Termination	Fixed Rate	Termination Date	Notional Amount		Value*
Bank of America N.A.	BZDIOVRA	Pay	12.85%	1/2/24	BRL	110,801,612	$(24,116)
Bank of America N.A.	BZDIOVRA	Pay	11.59%	1/2/24	BRL	88,768,541	(351,055)
Morgan Stanley	BZDIOVRA	Pay	11.03%	1/2/24	BRL	105,566,396	(596,855)
							$(972,026)
*Amount represents value and unrealized appreciation (depreciation).
20

NOTES TO SCHEDULE OF INVESTMENTS
BRL	-	Brazilian Real
BZDIOVRA	-	Brazil Interbank Deposit Rate
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CZK	-	Czech Koruna
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
LIBOR	-	London Interbank Offered Rate
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SGD	-	Singapore Dollar
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
ZAR	-	South African Rand
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $119,245,795, which represented 21.9% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,914,151. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,303,834.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,031,468.
(6)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(7)Non-income producing.
(8)Security is in default.

See Notes to Financial Statements.
21

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $561,231,879) — including $2,914,151 of securities on loan	$483,200,925
Repurchase agreements, at value (cost of $61,411,802)	61,411,802
Investment made with cash collateral received for securities on loan, at value (cost of $3,031,468)	3,031,468
Total investment securities, at value (cost of $625,675,149)	547,644,195
Cash	104,881
Foreign currency holdings, at value (cost of $1,370,112)	844
Receivable for investments sold	3,120,750
Receivable for capital shares sold	107,859
Receivable for variation margin on futures contracts	113,148
Receivable for variation margin on swap agreements	14,248
Unrealized appreciation on forward foreign currency exchange contracts	10,982,078
Interest and dividends receivable	7,468,096
Securities lending receivable	5,505
569,561,604

Liabilities
Payable for collateral received for securities on loan	3,031,468
Payable for investments purchased	8,293,907
Payable for capital shares redeemed	22,050
Unrealized depreciation on forward foreign currency exchange contracts	12,134,732
Swap agreements, at value	972,026
Accrued management fees	88,970
Distribution and service fees payable	121
24,543,274

Net Assets	$545,018,330

Net Assets Consist of:
Capital paid in	$696,364,197
Distributable earnings	(151,345,867)
$545,018,330

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$85,455,889	10,397,741	$8.22
I Class	$4,887,120	594,474	$8.22
Y Class	$21,007,837	2,555,721	$8.22
A Class	$202,985	24,729	$8.21
C Class	$16,523	2,020	$8.18
R Class	$148,297	18,077	$8.20
R5 Class	$6,966	847	$8.22
R6 Class	$267,361	32,518	$8.22
G Class	$433,025,352	52,635,320	$8.23
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $8.60 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
22

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $152,584)	$35,210,921
Securities lending, net	70,133
Dividends	11,120
35,292,174

Expenses:
Management fees	4,682,835
Distribution and service fees:
A Class	614
C Class	283
R Class	736
Trustees' fees and expenses	40,045
Other expenses	99,903
4,824,416
Fees waived - G Class	(3,481,581)
1,342,835

Net investment income (loss)	33,949,339

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(84,160,428)
Forward foreign currency exchange contract transactions	(4,656,514)
Futures contract transactions	9,922,809
Swap agreement transactions	2,329,369
Foreign currency translation transactions	(665,596)
(77,230,360)

Change in net unrealized appreciation (depreciation) on:
Investments	(87,354,148)
Forward foreign currency exchange contracts	(1,152,654)
Futures contracts	1,853,658
Swap agreements	(1,473,978)
Translation of assets and liabilities in foreign currencies	(1,385,221)
(89,512,343)

Net realized and unrealized gain (loss)	(166,742,703)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(132,793,364)

See Notes to Financial Statements.
23

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$33,949,339	$30,326,860
Net realized gain (loss)	(77,230,360)	4,856,521
Change in net unrealized appreciation (depreciation)	(89,512,343)	(40,074)
Net increase (decrease) in net assets resulting from operations	(132,793,364)	35,143,307

Distributions to Shareholders
From earnings:
Investor Class	(2,113,494)	(3,602,033)
I Class	(247,125)	(261,282)
Y Class	(578,115)	(900,693)
A Class	(4,959)	(12,117)
C Class	(445)	(1,048)
R Class	(2,525)	(4,869)
R5 Class	(180)	(307)
R6 Class	(7,445)	(56,731)
G Class	(15,053,370)	(24,414,299)
Decrease in net assets from distributions	(18,007,658)	(29,253,379)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(25,855,182)	167,932,843

Net increase (decrease) in net assets	(176,656,204)	173,822,771

Net Assets
Beginning of period	721,674,534	547,851,763
End of period	$545,018,330	$721,674,534

See Notes to Financial Statements.
24

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

25

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

26

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Prior to March 1, 2022, distributions from net investment income were declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$3,031,468	—	—	—	$3,031,468
Gross amount of recognized liabilities for securities lending transactions					$3,031,468
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

27

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 54% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.96%	0.86%	0.76%	0.96%	0.96%	0.96%	0.76%	0.71%	0.00%(1)
(1)Annual management fee before waiver was 0.71%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $614,277,032, of which $6,784,535 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $717,652,201, none of which were U.S. Treasury and Government Agency obligations.

28

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	798,617	$7,874,076	1,580,485	$16,761,176
Issued in reinvestment of distributions	219,029	2,107,590	337,339	3,587,451
Redeemed	(512,418)	(4,757,455)	(701,297)	(7,442,116)
	505,228	5,224,211	1,216,527	12,906,511
I Class
Sold	792,201	7,336,400	1,212,272	12,908,117
Issued in reinvestment of distributions	25,605	247,035	24,645	261,265
Redeemed	(1,403,134)	(12,232,755)	(239,991)	(2,552,321)
	(585,328)	(4,649,320)	996,926	10,617,061
Y Class
Sold	460,721	4,400,910	823,073	8,761,698
Issued in reinvestment of distributions	60,272	578,104	84,742	900,693
Redeemed	(498,935)	(4,553,356)	(164,975)	(1,753,520)
	22,058	425,658	742,840	7,908,871
A Class
Sold	2,036	20,745	6,350	67,960
Issued in reinvestment of distributions	512	4,959	1,140	12,117
Redeemed	(3,704)	(33,583)	(16,816)	(177,342)
	(1,156)	(7,879)	(9,326)	(97,265)
C Class
Issued in reinvestment of distributions	45	445	99	1,048
Redeemed	(1,501)	(13,239)	(587)	(6,245)
	(1,456)	(12,794)	(488)	(5,197)
R Class
Sold	5,773	51,870	5,285	56,103
Issued in reinvestment of distributions	257	2,499	436	4,629
Redeemed	(3,383)	(31,593)	(3,819)	(40,719)
	2,647	22,776	1,902	20,013
R5 Class
Sold	83	761	14	157
Issued in reinvestment of distributions	19	180	29	307
Redeemed	(43)	(368)	—	—
	59	573	43	464
R6 Class
Sold	2,556	24,474	4,227	44,826
Issued in reinvestment of distributions	777	7,445	4,806	51,264
Redeemed	(4,254)	(39,696)	(165,343)	(1,762,393)
	(921)	(7,777)	(156,310)	(1,666,303)
G Class
Sold	3,028,065	28,025,562	12,229,586	130,092,657
Issued in reinvestment of distributions	1,583,182	15,053,370	2,296,537	24,414,299
Redeemed	(7,189,977)	(69,929,562)	(1,524,902)	(16,258,268)
	(2,578,730)	(26,850,630)	13,001,221	138,248,688
Net increase (decrease)	(2,637,599)	$(25,855,182)	15,793,335	$167,932,843

29

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$279,435,740	—
Corporate Bonds	—	177,159,422	—
U.S. Treasury Securities	—	12,827,358	—
Preferred Stocks	—	1,317,044	—
Short-Term Investments	$3,031,468	73,873,163	—
	$3,031,468	$544,612,727	—
Other Financial Instruments
Futures Contracts	$4,088,345	—	—
Swap Agreements	—	$4,809,194	—
Forward Foreign Currency Exchange Contracts	—	10,982,078	—
	$4,088,345	$15,791,272	—

Liabilities
Other Financial Instruments
Futures Contracts	$880,090	—	—
Swap Agreements	—	$972,026	—
Forward Foreign Currency Exchange Contracts	—	12,134,732	—
	$880,090	$13,106,758	—

30

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $138,747,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $520,797,169.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $55,274,457 futures contracts purchased and $83,385,027 futures contracts sold.

31

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $54,386,455.

Value of Derivative Instruments as of October 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$14,248	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	10,982,078	Unrealized depreciation on forward foreign currency exchange contracts	$12,134,732
Interest Rate Risk	Receivable for variation margin on futures contracts*	113,148	Payable for variation margin on futures contracts*	—
Interest Rate Risk	Swap agreements	—	Swap agreements	972,026
		$11,109,474		$13,106,758
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$3,003,682	Change in net unrealized appreciation (depreciation) on swap agreements	$(501,952)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(4,656,514)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,152,654)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	9,922,809	Change in net unrealized appreciation (depreciation) on futures contracts	1,853,658
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(674,313)	Change in net unrealized appreciation (depreciation) on swap agreements	(972,026)
		$7,595,664		$(772,974)

32

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$503,578	$(503,578)	—	—
Goldman Sachs & Co.	3,572,257	(3,572,257)	—	—
Morgan Stanley	2,113,805	(2,113,805)	—	—
UBS AG	4,792,438	(4,792,438)	—	—
	$10,982,078	$(10,982,078)	—	—

Liabilities
Bank of America N.A.	$669,213	$(503,578)	$(3,493)	$162,142
Goldman Sachs & Co.	5,022,837	(3,572,257)	(999,726)	450,854
Morgan Stanley	2,470,403	(2,113,805)	—	356,598
UBS AG	4,944,305	(4,792,438)	—	151,867
	$13,106,758	$(10,982,078)	$(1,003,219)	$1,121,461
*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.
The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

33

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$18,007,658	$29,253,379
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$630,771,294
Gross tax appreciation of investments	$513,695
Gross tax depreciation of investments	(83,640,794)
Net tax appreciation (depreciation) of investments	(83,127,099)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,348,258)
Net tax appreciation (depreciation)	$(86,475,357)
Other book-to-tax adjustments	$(144,191)
Undistributed ordinary income	$5,207,242
Accumulated short-term capital losses	$(57,887,868)
Accumulated long-term capital losses	$(12,045,693)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
34

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.48	0.43	(2.49)	(2.06)	(0.20)	—	(0.20)	$8.22	(19.89)%	0.98%	0.98%	4.70%	4.70%	125%	$85,456
2021	$10.32	0.40	0.15	0.55	(0.39)	—	(0.39)	$10.48	5.29%	0.97%	0.97%	3.77%	3.77%	51%	$103,626
2020	$10.46	0.39	(0.16)	0.23	(0.37)	—	(0.37)	$10.32	2.34%	0.97%	0.97%	3.83%	3.83%	68%	$89,509
2019	$9.79	0.43	0.66	1.09	(0.42)	—	(0.42)	$10.46	11.35%	0.97%	0.97%	4.24%	4.24%	75%	$92,647
2018	$10.43	0.35	(0.64)	(0.29)	(0.33)	(0.02)	(0.35)	$9.79	(2.76)%	0.97%	0.97%	3.52%	3.52%	85%	$90,831
I Class
2022	$10.47	0.44	(2.48)	(2.04)	(0.21)	—	(0.21)	$8.22	(19.74)%	0.88%	0.88%	4.80%	4.80%	125%	$4,887
2021	$10.32	0.41	0.14	0.55	(0.40)	—	(0.40)	$10.47	5.30%	0.87%	0.87%	3.87%	3.87%	51%	$12,356
2020	$10.46	0.40	(0.16)	0.24	(0.38)	—	(0.38)	$10.32	2.44%	0.87%	0.87%	3.93%	3.93%	68%	$1,887
2019	$9.79	0.44	0.66	1.10	(0.43)	—	(0.43)	$10.46	11.47%	0.87%	0.87%	4.34%	4.34%	75%	$1,932
2018	$10.44	0.34	(0.63)	(0.29)	(0.34)	(0.02)	(0.36)	$9.79	(2.76)%	0.87%	0.87%	3.62%	3.62%	85%	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$10.47	0.45	(2.48)	(2.03)	(0.22)	—	(0.22)	$8.22	(19.67)%	0.78%	0.78%	4.90%	4.90%	125%	$21,008
2021	$10.32	0.42	0.14	0.56	(0.41)	—	(0.41)	$10.47	5.40%	0.77%	0.77%	3.97%	3.97%	51%	$26,539
2020	$10.46	0.41	(0.16)	0.25	(0.39)	—	(0.39)	$10.32	2.55%	0.77%	0.77%	4.03%	4.03%	68%	$18,475
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.57%	0.77%	0.77%	4.44%	4.44%	75%	$11,393
2018	$10.44	0.40	(0.68)	(0.28)	(0.35)	(0.02)	(0.37)	$9.79	(2.67)%	0.77%	0.77%	3.72%	3.72%	85%	$3,218
A Class
2022	$10.47	0.41	(2.49)	(2.08)	(0.18)	—	(0.18)	$8.21	(20.09)%	1.23%	1.23%	4.45%	4.45%	125%	$203
2021	$10.31	0.38	0.14	0.52	(0.36)	—	(0.36)	$10.47	5.03%	1.22%	1.22%	3.52%	3.52%	51%	$271
2020	$10.45	0.37	(0.16)	0.21	(0.35)	—	(0.35)	$10.31	2.08%	1.22%	1.22%	3.58%	3.58%	68%	$363
2019	$9.78	0.40	0.66	1.06	(0.39)	—	(0.39)	$10.45	11.08%	1.22%	1.22%	3.99%	3.99%	75%	$316
2018	$10.43	0.28	(0.60)	(0.32)	(0.31)	(0.02)	(0.33)	$9.78	(3.11)%	1.22%	1.22%	3.27%	3.27%	85%	$164

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$10.45	0.34	(2.48)	(2.14)	(0.13)	—	(0.13)	$8.18	(20.67)%	1.98%	1.98%	3.70%	3.70%	125%	$17
2021	$10.29	0.30	0.14	0.44	(0.28)	—	(0.28)	$10.45	4.25%	1.97%	1.97%	2.77%	2.77%	51%	$36
2020	$10.44	0.29	(0.17)	0.12	(0.27)	—	(0.27)	$10.29	1.23%	1.97%	1.97%	2.83%	2.83%	68%	$41
2019	$9.77	0.33	0.66	0.99	(0.32)	—	(0.32)	$10.44	10.26%	1.97%	1.97%	3.24%	3.24%	75%	$47
2018	$10.41	0.20	(0.59)	(0.39)	(0.23)	(0.02)	(0.25)	$9.77	(3.74)%	1.97%	1.97%	2.52%	2.52%	85%	$32
R Class
2022	$10.46	0.39	(2.49)	(2.10)	(0.16)	—	(0.16)	$8.20	(20.29)%	1.48%	1.48%	4.20%	4.20%	125%	$148
2021	$10.30	0.35	0.14	0.49	(0.33)	—	(0.33)	$10.46	4.67%	1.47%	1.47%	3.27%	3.27%	51%	$161
2020	$10.45	0.34	(0.17)	0.17	(0.32)	—	(0.32)	$10.30	1.84%	1.47%	1.47%	3.33%	3.33%	68%	$139
2019	$9.78	0.38	0.66	1.04	(0.37)	—	(0.37)	$10.45	10.80%	1.47%	1.47%	3.74%	3.74%	75%	$88
2018	$10.42	0.26	(0.60)	(0.34)	(0.28)	(0.02)	(0.30)	$9.78	(3.26)%	1.47%	1.47%	3.02%	3.02%	85%	$56
R5 Class
2022	$10.48	0.46	(2.50)	(2.04)	(0.22)	—	(0.22)	$8.22	(19.75)%	0.78%	0.78%	4.90%	4.90%	125%	$7
2021	$10.32	0.42	0.15	0.57	(0.41)	—	(0.41)	$10.48	5.49%	0.77%	0.77%	3.97%	3.97%	51%	$8
2020	$10.46	0.41	(0.16)	0.25	(0.39)	—	(0.39)	$10.32	2.56%	0.77%	0.77%	4.03%	4.03%	68%	$8
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.59%	0.77%	0.77%	4.44%	4.44%	75%	$7
2018	$10.43	0.31	(0.57)	(0.26)	(0.36)	(0.02)	(0.38)	$9.79	(2.55)%	0.77%	0.77%	3.72%	3.72%	85%	$7

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$10.48	0.46	(2.50)	(2.04)	(0.22)	—	(0.22)	$8.22	(19.71)%	0.73%	0.73%	4.95%	4.95%	125%	$267
2021	$10.32	0.43	0.14	0.57	(0.41)	—	(0.41)	$10.48	5.56%	0.72%	0.72%	4.02%	4.02%	51%	$350
2020	$10.46	0.42	(0.16)	0.26	(0.40)	—	(0.40)	$10.32	2.60%	0.72%	0.72%	4.08%	4.08%	68%	$1,958
2019	$9.79	0.46	0.66	1.12	(0.45)	—	(0.45)	$10.46	11.62%	0.72%	0.72%	4.49%	4.49%	75%	$10,229
2018	$10.44	0.37	(0.64)	(0.27)	(0.36)	(0.02)	(0.38)	$9.79	(2.61)%	0.72%	0.72%	3.77%	3.77%	85%	$9,336
G Class
2022	$10.47	0.52	(2.48)	(1.96)	(0.28)	—	(0.28)	$8.23	(19.02)%	0.02%	0.73%	5.66%	4.95%	125%	$433,025
2021	$10.32	0.50	0.14	0.64	(0.49)	—	(0.49)	$10.47	6.20%	0.01%	0.72%	4.73%	4.02%	51%	$578,327
2020	$10.46	0.49	(0.16)	0.33	(0.47)	—	(0.47)	$10.32	3.33%	0.01%	0.72%	4.79%	4.08%	68%	$435,472
2019	$9.79	0.53	0.66	1.19	(0.52)	—	(0.52)	$10.46	12.41%	0.01%	0.72%	5.20%	4.49%	75%	$266,091
2018(3)	$10.40	0.44	(0.62)	(0.18)	(0.41)	(0.02)	(0.43)	$9.79	(1.59)%	0.01%(4)	0.72%(4)	4.49%(4)	3.78%(4)	85%(5)	$308,199

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)November 14, 2017 (commencement of sale) through October 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century International Bond Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Debt Fund (the “Fund”), one of the funds constituting the American Century International Bond Funds, as of October 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Debt Fund of the American Century International Bond Funds, as of October 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2021, and the financial highlights for each of the three years in the period ended October 31, 2021 and for the period from November 14, 2017 (fund inception) through October 31, 2018, were audited by other auditors, whose report, dated December 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 20, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	34	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
42

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

43

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
44

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services
45

provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
46

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 2212

Annual Report

October 31, 2022

Global Bond Fund
Investor Class (AGBVX)
I Class (AGBHX)
Y Class (AGBWX)
A Class (AGBAX)
C Class (AGBTX)
R Class (AGBRX)
R5 Class (AGBNX)
R6 Class (AGBDX)
G Class (AGBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AGBVX	-14.05%	-0.82%	0.95%	—	1/31/2012
Bloomberg Global Aggregate Bond Index (USD, Hedged)	—	-12.12%	0.16%	1.62%	—	—
I Class	AGBHX	-13.93%	-0.71%	—	-0.22%	4/10/2017
Y Class	AGBWX	-13.91%	-0.60%	—	-0.11%	4/10/2017
A Class	AGBAX					1/31/2012
No sales charge		-14.17%	-1.05%	0.71%	—
With sales charge		-18.05%	-1.96%	0.25%	—
C Class	AGBTX	-14.89%	-1.80%	-0.06%	—	1/31/2012
R Class	AGBRX	-14.47%	-1.30%	0.45%	—	1/31/2012
R5 Class	AGBNX	-13.84%	-0.61%	1.15%	—	1/31/2012
R6 Class	AGBDX	-13.79%	-0.55%	—	1.36%	7/26/2013
G Class	AGBGX	-13.30%	-0.01%	—	0.21%	7/28/2017
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $10,989

Bloomberg Global Aggregate Bond Index (USD, Hedged) — $11,747

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.85%	0.75%	0.65%	1.10%	1.85%	1.35%	0.65%	0.60%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Robert Gahagan and Lynn Chen

Performance Summary

Global Bond returned -14.05%* for the fiscal year ended October 31, 2022. By comparison, the Bloomberg Global Aggregate Bond Index (USD, Hedged) returned -12.12% for the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Fixed-income market challenges began brewing in early 2022. Global bonds experienced wide-scale setbacks as soaring inflation prompted leading central banks to adopt hawkish postures, which led to sharp yield increases. Russia’s invasion of Ukraine in February exacerbated matters, causing oil and other commodity prices to surge from already high prices.

Annual U.S. headline inflation, which steadily rose through 2021, spiked to 9.1% by June 2022, a 40-year high, before easing to 7.7% in October. Core inflation (minus food and energy costs) climbed to 6.6% in September, its highest level since August 1982, before easing to 6.3% in October. Inflation rates rose even higher outside the U.S., including in the U.K., where inflation ended the period at 10.1%, a 40-year high. In Europe, inflation skyrocketed to a record 10.7% by period-end.

With current inflation remaining persistently high, the Bank of England launched a rate-hike campaign in December and continued tightening through October. The Federal Reserve (Fed) finally started raising interest rates with a 25 basis points (bps) hike in March. Policymakers followed up with a 50 bps increase in May and 75 bps hikes in June, July and September. The Fed also began reducing its record-high balance sheet. The European Central Bank began tightening in July.

Late in the period, the British pound and U.K. government bonds plunged on news of a tax cut plan from the U.K. government. In response, the Bank of England announced an emergency bond purchase program and delay of quantitative tightening to restore stability. This action whipsawed the global bond market and ultimately led to the resignation of Prime Minister Liz Truss, who served only six weeks in office.

The inflation backdrop and aggressive central bank tightening rattled the financial markets, slowed economic activity and drove interest rates sharply higher. Additionally, still-clogged supply chains and COVID-19-related lockdowns in China’s key manufacturing hubs further pressured growth outlooks and fueled recession worries. In the U.S., the economy contracted 1.6% and 0.6% in the first and second quarters of 2022, respectively, meeting the definition of a technical recession. Nevertheless, a still-robust job market prevented an official recession call, and by the third quarter, a narrowing trade deficit helped the economy expand 2.6%.

Amid the period’s severe market volatility, investment-grade global bonds logged steep losses. Higher-quality securities generally fared better than lower-quality bonds, and shorter-maturity securities broadly outperformed longer-maturity securities.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.

Security Selection Weighed on Performance

Within the fund, security selection among U.S. securitized debt was a main detractor. Specifically, our positions in credit-sensitive bonds, including asset-backed securities, collateralized loan obligations and non-agency commercial mortgage-backed securities, stumbled in the rising-rate, risk-off climate. This challenging backdrop also hindered our security selection efforts among U.S. and European investment-grade corporates.

Security selection in emerging markets further detracted from results, particularly early in the period. Elevated inflation and rising rates generally hurt bonds from emerging markets, which already faced diminishing fiscal and monetary support. Additionally, the fund’s meaningful exposure to external bonds from Russia and some neighboring countries declined significantly as investors fled Russia-related assets following Russia’s invasion of Ukraine. By March, we had exited our positions in Russia.

Sector Allocation Detracted

Sector allocation detracted overall, largely due to an overweight position versus the index in emerging markets debt and an underweight stake in government securities. However, our position in cash equivalents and an out-of-index position in inflation-protected securities helped offset some of those negative effects. Late in the period, as inflation breakeven rates declined, we exited our position in inflation-protected securities, awaiting a better reentry point.

Duration Positioning Aided Returns

Early in the period, anticipating a rising-rate environment, we shortened the fund’s duration, notably in the U.S. We maintained this posture through most of the period, which generally boosted relative performance as rates rose sharply. However, with recession risk mounting, we began extending the fund’s duration late in the period. This move detracted from results as rates continued to climb.

Positioning for the Future

In our view, tighter financial conditions, in response to high inflation, ultimately will take a toll on consumer spending and corporate sentiment. This should weaken the U.S. labor market, which so far has remained surprisingly strong. The U.S. economy likely will slip into an official recession in coming quarters. We believe recession risk is higher in Europe, where energy prices and supply challenges are weighing on economic data.

Despite the fragile economy, we do not expect central banks to deviate from their tightening plans. Policymakers want concrete evidence that inflation has peaked and is retreating before changing course. However, unexpected financial market stress, such as recent shocks to the U.K. currency and bond markets, likely would trigger a response.

Given our recession outlook, we generally prefer a more-defensive, U.S.-centric strategy. We remain selective in credit sectors, favoring bonds with higher credit ratings, while limiting high-yield exposure. We believe extending duration makes sense as recession risk rises. We expect to underweight emerging markets debt, due to concerns about liquidity, inflation and global growth.

Tightening financial conditions and slowing growth will test economic and credit fundamentals. In this environment, we believe staying nimble and opportunistic in the face of elevated interest rate volatility and broad market uncertainty is a prudent approach.

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	25.1%
Corporate Bonds	23.3%
U.S. Treasury Securities	13.9%
U.S. Government Agency Mortgage-Backed Securities	8.2%
Collateralized Loan Obligations	5.6%
Asset-Backed Securities	4.0%
Preferred Stocks	3.5%
Collateralized Mortgage Obligations	3.2%
Commercial Mortgage-Backed Securities	1.5%
Municipal Securities	0.5%
Bank Loan Obligations	0.3%
U.S. Government Agency Securities	0.1%
Short-Term Investments	9.0%
Other Assets and Liabilities	1.8%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$927.90	$3.89	0.80%
I Class	$1,000	$928.60	$3.40	0.70%
Y Class	$1,000	$929.20	$2.92	0.60%
A Class	$1,000	$927.40	$5.10	1.05%
C Class	$1,000	$923.50	$8.73	1.80%
R Class	$1,000	$925.70	$6.31	1.30%
R5 Class	$1,000	$930.10	$2.92	0.60%
R6 Class	$1,000	$930.30	$2.68	0.55%
G Class	$1,000	$932.00	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.17	$4.08	0.80%
I Class	$1,000	$1,021.68	$3.57	0.70%
Y Class	$1,000	$1,022.18	$3.06	0.60%
A Class	$1,000	$1,019.91	$5.35	1.05%
C Class	$1,000	$1,016.13	$9.15	1.80%
R Class	$1,000	$1,018.65	$6.61	1.30%
R5 Class	$1,000	$1,022.18	$3.06	0.60%
R6 Class	$1,000	$1,022.43	$2.80	0.55%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2022

		Principal Amount/ Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 25.1%
Australia — 0.6%
Australia Government Bond, 2.75%, 4/21/24	AUD	3,192,000	$2,029,012
Australia Government Bond, 1.50%, 6/21/31	AUD	6,500,000	3,482,876
Australia Government Bond, 3.00%, 3/21/47	AUD	7,150,000	3,795,747
Australia Government Bond, 1.75%, 6/21/51	AUD	5,500,000	2,145,233
			11,452,868
Austria — 0.4%
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	4,192,000	3,901,611
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	2,539,000	2,849,629
			6,751,240
Belgium — 0.3%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	1,716,000	1,939,937
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	5,586,000	4,065,455
			6,005,392
Canada — 2.0%
Canadian Government Bond, 0.25%, 3/1/26	CAD	2,150,000	1,410,855
Canadian Government Bond, 0.50%, 12/1/30	CAD	11,300,000	6,664,458
Canadian Government Bond, 1.50%, 6/1/31	CAD	3,500,000	2,226,399
Canadian Government Bond, 2.75%, 12/1/48	CAD	3,250,000	2,140,887
Canadian Government Bond, 2.00%, 12/1/51	CAD	5,300,000	2,923,743
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	10,911,000	7,780,996
Province of Quebec Canada, 3.00%, 9/1/23	CAD	3,058,000	2,221,657
Province of Quebec Canada, 5.75%, 12/1/36	CAD	10,032,000	8,484,833
Province of Quebec Canada, 3.50%, 12/1/48	CAD	7,300,000	4,644,458
			38,498,286
China — 0.3%
China Government Bond, 3.81%, 9/14/50	CNY	36,000,000	5,550,466
Denmark — 0.2%
Denmark Government Bond, 0.50%, 11/15/29	DKK	35,000,000	4,070,221
Finland — 0.7%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	5,169,000	5,370,314
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	6,500,000	4,442,826
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	3,045,000	2,267,506
Finland Government Bond, 0.125%, 4/15/52(1)	EUR	1,100,000	526,308
			12,606,954
France — 3.5%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	2,539,000	2,491,538
French Republic Government Bond OAT, 0.75%, 11/25/28	EUR	17,000,000	15,305,473
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	42,980	50,236
French Republic Government Bond OAT, 0.00%, 11/25/29(2)	EUR	21,650,000	18,086,117
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	3,845,000	3,835,401
French Republic Government Bond OAT, 0.00%, 5/25/32(2)	EUR	25,500,000	19,669,398
French Republic Government Bond OAT, 5.75%, 10/25/32	EUR	2,675,000	3,347,137

		Principal Amount/ Shares	Value
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	3,433,000	$3,471,077
French Republic Government Bond OAT, 0.75%, 5/25/52	EUR	2,000,000	1,122,148
			67,378,525
Germany — 1.3%
Bundesobligation, 0.00%, 4/16/27(2)	EUR	11,500,000	10,398,756
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 2/15/32(2)	EUR	10,500,000	8,548,987
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32	EUR	3,100,000	2,941,822
Bundesrepublik Deutschland Bundesanleihe, 1.00%, 5/15/38	EUR	2,250,000	1,839,502
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	3,600,000	1,965,661
			25,694,728
Greece — 0.1%
Hellenic Republic Government Bond, 1.50%, 6/18/30(1)	EUR	2,500,000	2,009,268
Indonesia — 0.5%
Indonesia Government International Bond, 3.50%, 2/14/50		$2,800,000	1,897,753
Indonesia Treasury Bond, 6.375%, 4/15/32	IDR	134,000,000,000	7,951,713
			9,849,466
Ireland — 0.9%
Ireland Government Bond, 3.40%, 3/18/24	EUR	6,186,000	6,221,510
Ireland Government Bond, 1.10%, 5/15/29	EUR	3,850,000	3,525,760
Ireland Government Bond, 0.20%, 10/18/30	EUR	1,500,000	1,245,845
Ireland Government Bond, 0.40%, 5/15/35	EUR	8,650,000	6,407,779
Ireland Government Bond, 1.50%, 5/15/50	EUR	320,000	226,338
			17,627,232
Italy — 2.0%
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	4,964,000	4,745,006
Italy Buoni Poliennali Del Tesoro, 0.00%, 4/1/26(2)	EUR	9,650,000	8,530,383
Italy Buoni Poliennali Del Tesoro, 1.60%, 6/1/26	EUR	3,000,000	2,801,445
Italy Buoni Poliennali Del Tesoro, 0.25%, 3/15/28	EUR	14,100,000	11,648,098
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	3,550,000	2,941,536
Italy Buoni Poliennali Del Tesoro, 0.60%, 8/1/31(1)	EUR	1,000,000	737,590
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	7,519,000	7,747,222
Italy Buoni Poliennali Del Tesoro, 1.70%, 9/1/51(1)	EUR	500,000	289,416
			39,440,696
Japan — 4.8%
Japan Government Ten Year Bond, 0.10%, 3/20/30	JPY	4,855,000,000	32,377,814
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	231,950,000	1,936,157
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,234,500,000	9,699,252
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	1,673,400,000	11,744,645
Japan Government Thirty Year Bond, 0.40%, 3/20/50	JPY	700,000,000	3,692,249
Japan Government Thirty Year Bond, 0.70%, 9/20/51	JPY	1,350,000,000	7,603,087
Japan Government Thirty Year Bond, 0.70%, 12/20/51	JPY	1,790,000,000	10,068,511
Japan Government Thirty Year Bond, 1.00%, 3/20/52	JPY	297,300,000	1,811,598
Japan Government Thirty Year Bond, 1.30%, 6/20/52	JPY	380,000,000	2,494,248
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	1,078,800,000	6,542,890
Japan Government Twenty Year Bond, 0.50%, 12/20/41	JPY	831,000,000	5,077,967
			93,048,418
Jordan — 0.1%
Jordan Government International Bond, 7.75%, 1/15/28(1)		$1,585,000	1,536,261

		Principal Amount/ Shares	Value
Malaysia — 0.1%
Malaysia Government Bond, 4.70%, 10/15/42	MYR	13,600,000	$2,831,027
Mexico — 0.3%
Mexican Bonos, 7.75%, 5/29/31	MXN	60,000,000	2,668,637
Mexico Government International Bond, 4.15%, 3/28/27		$2,700,000	2,581,033
			5,249,670
Netherlands — 0.8%
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,389,000	6,900,924
Netherlands Government Bond, 0.00%, 7/15/31(1)(2)	EUR	9,000,000	7,285,835
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	2,080,000	2,144,305
			16,331,064
New Zealand — 1.1%
New Zealand Government Bond, 0.50%, 5/15/24	NZD	36,479,000	20,009,521
New Zealand Government Bond, 1.50%, 5/15/31	NZD	2,750,000	1,290,187
			21,299,708
Norway — 0.2%
Norway Government Bond, 2.00%, 5/24/23(1)	NOK	43,725,000	4,183,004
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	2,800,000	251,137
			4,434,141
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34		$1,400,000	1,450,379
Poland†
Republic of Poland Government International Bond, 4.00%, 1/22/24		$500,000	493,457
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 0.90%, 10/12/35(1)	EUR	1,000,000	745,224
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	2,350,000	2,531,832
			3,277,056
Saudi Arabia — 0.1%
Saudi Government International Bond, 5.50%, 10/25/32(1)		$2,490,000	2,525,794
Singapore — 0.2%
Singapore Government Bond, 2.875%, 7/1/29	SGD	4,240,000	2,905,147
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$250,000	246,425
Republic of South Africa Government International Bond, 5.875%, 6/22/30		$800,000	712,240
			958,665
Spain — 1.2%
Spain Government Bond, 0.00%, 1/31/28(2)	EUR	6,000,000	5,145,945
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	1,263,000	1,410,301
Spain Government Bond, 0.10%, 4/30/31(1)	EUR	11,750,000	9,108,851
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	2,200,000	1,834,866
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	7,100,000	5,947,399
			23,447,362
Sweden — 0.1%
Sweden Government Bond, 3.50%, 3/30/39	SEK	15,600,000	1,690,194
Switzerland — 0.6%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	5,902,000	6,018,229
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	2,534,000	2,943,272
Swiss Confederation Government Bond, 0.00%, 7/24/39(2)	CHF	2,500,000	2,066,086
			11,027,587

		Principal Amount/ Shares	Value
Thailand — 0.2%
Thailand Government Bond, 1.59%, 12/17/35	THB	144,000,000	$2,985,304
United Kingdom — 2.2%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	7,000,000	7,214,697
United Kingdom Gilt, 4.75%, 12/7/30	GBP	3,600,000	4,496,155
United Kingdom Gilt, 0.25%, 7/31/31	GBP	10,300,000	8,880,872
United Kingdom Gilt, 1.00%, 1/31/32	GBP	9,500,000	8,690,749
United Kingdom Gilt, 1.75%, 9/7/37	GBP	2,000,000	1,749,764
United Kingdom Gilt, 4.50%, 12/7/42	GBP	954,000	1,191,622
United Kingdom Gilt, 4.25%, 12/7/49	GBP	3,720,000	4,639,557
United Kingdom Gilt, 4.25%, 12/7/55	GBP	3,780,000	4,912,042
			41,775,458
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $645,934,653)			484,202,034
CORPORATE BONDS — 23.3%
Aerospace and Defense — 0.3%
Lockheed Martin Corp., 5.25%, 1/15/33		$1,129,000	1,133,300
Raytheon Technologies Corp., 4.125%, 11/16/28		2,580,000	2,403,795
TransDigm, Inc., 4.625%, 1/15/29		1,910,000	1,629,516
			5,166,611
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31		1,016,000	726,367
Airlines — 0.4%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)		2,687,615	2,563,801
British Airways 2021-1 Class A Pass Through Trust, 2.90%, 9/15/36(1)		344,473	275,408
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)		1,395,000	1,298,678
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(1)		1,836,699	1,818,166
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/27		1,232,154	1,145,179
			7,101,232
Auto Components†
Aptiv PLC, 3.10%, 12/1/51		790,000	441,917
Automobiles — 0.4%
Ford Motor Credit Co. LLC, 3.375%, 11/13/25		2,000,000	1,818,050
General Motors Co., 5.15%, 4/1/38		560,000	456,612
General Motors Financial Co., Inc., 2.75%, 6/20/25		3,248,000	2,990,449
General Motors Financial Co., Inc., 2.40%, 10/15/28		927,000	731,330
Volkswagen Financial Services NV, 1.125%, 9/18/23	GBP	1,500,000	1,659,971
			7,656,412
Banks — 6.0%
Abanca Corp. Bancaria SA, 0.75%, 5/28/29	EUR	600,000	504,338
Abanca Corp. Bancaria SA, VRN, 0.50%, 9/8/27	EUR	700,000	573,441
Banco Santander SA, VRN, 1.72%, 9/14/27		$1,200,000	980,133
Banco Santander SA, VRN, 4.18%, 3/24/28		400,000	352,881
Bank of America Corp., 2.30%, 7/25/25	GBP	800,000	852,573
Bank of America Corp., VRN, 3.38%, 4/2/26		$2,200,000	2,068,007
Bank of America Corp., VRN, 3.42%, 12/20/28		3,291,000	2,907,491
Bank of America Corp., VRN, 2.88%, 10/22/30		1,987,000	1,620,014
Bank of America Corp., VRN, 4.57%, 4/27/33		525,000	465,984
Bank of America Corp., VRN, 5.02%, 7/22/33		729,000	669,394

		Principal Amount/ Shares	Value
Bank of America Corp., VRN, 2.48%, 9/21/36		$1,550,000	$1,109,366
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(1)		664,000	540,513
Bank of Ireland Group PLC, VRN, 2.375%, 10/14/29	EUR	1,200,000	1,083,622
Banque Federative du Credit Mutuel SA, 0.25%, 7/19/28	EUR	3,100,000	2,426,033
Banque Federative du Credit Mutuel SA, 1.125%, 11/19/31	EUR	3,000,000	2,124,309
Barclays PLC, 3.25%, 2/12/27	GBP	600,000	604,838
Barclays PLC, VRN, 1.375%, 1/24/26	EUR	600,000	549,498
Barclays PLC, VRN, 2.00%, 2/7/28	EUR	2,000,000	1,943,211
BNP Paribas SA, VRN, 2.00%, 5/24/31	GBP	2,600,000	2,488,452
Caixa Geral de Depositos SA, VRN, 0.375%, 9/21/27	EUR	2,000,000	1,650,270
CaixaBank SA, VRN, 2.75%, 7/14/28	EUR	1,600,000	1,537,200
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	2,700,000	2,403,469
Citigroup, Inc., VRN, 3.07%, 2/24/28		$1,232,000	1,087,086
Citigroup, Inc., VRN, 3.67%, 7/24/28		235,000	210,969
Citigroup, Inc., VRN, 3.52%, 10/27/28		1,606,000	1,425,410
Commerzbank AG, 1.75%, 1/22/25	GBP	700,000	722,689
Commerzbank AG, VRN, 4.00%, 12/5/30	EUR	2,500,000	2,268,947
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(1)		$1,335,000	1,074,024
Credit Mutuel Arkea SA, 1.125%, 5/23/29	EUR	600,000	492,230
European Financial Stability Facility, 0.40%, 5/31/26	EUR	11,000,000	10,075,957
European Financial Stability Facility, 2.35%, 7/29/44	EUR	410,000	360,079
European Union, 0.00%, 7/4/31(2)	EUR	20,800,000	16,003,379
FNB Corp., 2.20%, 2/24/23		$1,160,000	1,147,132
HSBC Holdings PLC, VRN, 7.39%, 11/3/28(3)		1,000,000	1,001,543
HSBC Holdings PLC, VRN, 2.80%, 5/24/32		790,000	566,786
HSBC Holdings PLC, VRN, 5.40%, 8/11/33		1,390,000	1,207,081
ING Groep NV, 2.125%, 1/10/26	EUR	2,600,000	2,431,590
Intesa Sanpaolo SpA, 3.93%, 9/15/26	EUR	2,600,000	2,482,103
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28		$2,246,000	1,977,951
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29		2,474,000	2,001,588
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31		2,541,000	2,006,550
La Banque Postale SA, VRN, 0.75%, 8/2/32	EUR	4,500,000	3,476,810
Lloyds Banking Group PLC, VRN, 1.875%, 1/15/26	GBP	700,000	732,066
Lloyds Banking Group PLC, VRN, 1.75%, 9/7/28	EUR	800,000	753,284
Lloyds Banking Group PLC, VRN, 1.99%, 12/15/31	GBP	2,000,000	1,885,293
National Australia Bank Ltd., 2.33%, 8/21/30(1)		$797,000	579,024
NatWest Group PLC, VRN, 2.11%, 11/28/31	GBP	1,900,000	1,769,182
Nordea Bank Abp, 1.125%, 2/12/25	EUR	2,000,000	1,896,710
Royal Bank of Canada, 0.625%, 9/10/25	EUR	3,400,000	3,147,183
Royal Bank of Canada, 6.00%, 11/1/27		$1,440,000	1,449,236
Skandinaviska Enskilda Banken AB, 0.05%, 7/1/24	EUR	2,200,000	2,066,046
Skandinaviska Enskilda Banken AB, 3.70%, 6/9/25(1)		$3,233,000	3,084,704
Societe Generale SA, 1.25%, 12/7/27	GBP	2,500,000	2,236,499
Svenska Handelsbanken AB, 0.125%, 6/18/24	EUR	1,000,000	939,896
Svenska Handelsbanken AB, 3.95%, 6/10/27(1)		$4,990,000	4,662,050
Toronto-Dominion Bank, 2.00%, 9/10/31		768,000	570,064
Toronto-Dominion Bank, 2.45%, 1/12/32		890,000	676,194
Toronto-Dominion Bank, 4.46%, 6/8/32		986,000	887,149
Truist Financial Corp., VRN, 4.12%, 6/6/28		885,000	819,222
UniCredit SpA, VRN, 5.86%, 6/19/32(1)		3,970,000	3,291,794
US Bancorp, VRN, 5.85%, 10/21/33		945,000	942,645

		Principal Amount/ Shares	Value
Wells Fargo & Co., VRN, 4.54%, 8/15/26		$655,000	$630,491
Wells Fargo & Co., VRN, 3.35%, 3/2/33		646,000	521,383
Wells Fargo & Co., VRN, 3.07%, 4/30/41		1,345,000	913,583
Wells Fargo & Co., VRN, 4.61%, 4/25/53		461,000	368,390
			116,297,029
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		1,065,000	914,790
Anheuser-Busch InBev SA, 1.65%, 3/28/31	EUR	1,000,000	844,745
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29		$1,100,000	1,070,891
Keurig Dr Pepper, Inc., 4.05%, 4/15/32		450,000	394,502
PepsiCo, Inc., 3.90%, 7/18/32		393,000	364,333
			3,589,261
Biotechnology — 0.2%
AbbVie, Inc., 3.20%, 11/21/29		1,130,000	988,614
AbbVie, Inc., 4.40%, 11/6/42		890,000	728,220
Amgen, Inc., 4.05%, 8/18/29		2,200,000	2,032,666
CSL Finance PLC, 4.25%, 4/27/32(1)		533,000	482,452
			4,231,952
Building Products — 0.1%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		2,501,000	2,151,660
Fortune Brands Home & Security, Inc., 4.50%, 3/25/52		500,000	330,810
Standard Industries, Inc., 4.375%, 7/15/30(1)		460,000	372,789
			2,855,259
Capital Markets — 1.1%
Bank of New York Mellon Corp., VRN, 5.83%, 10/25/33		965,000	967,175
CME Group, Inc., 2.65%, 3/15/32		1,300,000	1,047,177
Deutsche Bank AG, 2.625%, 12/16/24	GBP	2,100,000	2,209,352
Deutsche Bank AG, VRN, 4.30%, 5/24/28		$3,706,000	3,392,262
FS KKR Capital Corp., 4.25%, 2/14/25(1)		369,000	342,576
Goldman Sachs Group, Inc., 4.25%, 1/29/26	GBP	1,400,000	1,536,048
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27		$865,000	735,502
Goldman Sachs Group, Inc., VRN, 2.64%, 2/24/28		855,000	739,611
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29		548,000	486,682
Goldman Sachs Group, Inc., VRN, 3.10%, 2/24/33		1,845,000	1,446,882
Golub Capital BDC, Inc., 2.50%, 8/24/26		344,000	286,577
Moody's Corp., 2.55%, 8/18/60		820,000	421,444
Morgan Stanley, VRN, 0.53%, 1/25/24		836,000	823,536
Morgan Stanley, VRN, 2.63%, 2/18/26		1,677,000	1,555,201
Morgan Stanley, VRN, 2.70%, 1/22/31		275,000	220,498
Morgan Stanley, VRN, 2.51%, 10/20/32		850,000	640,802
Morgan Stanley, VRN, 6.34%, 10/18/33		1,040,000	1,055,890
Morgan Stanley, VRN, 2.48%, 9/16/36		451,000	319,803
Owl Rock Capital Corp., 3.40%, 7/15/26		414,000	353,096
OWL Rock Core Income Corp., 3.125%, 9/23/26		541,000	452,543
UBS Group AG, VRN, 1.49%, 8/10/27(1)		2,099,000	1,731,090
			20,763,747
Chemicals — 0.1%
Albemarle Corp., 4.65%, 6/1/27		1,075,000	1,022,481
CF Industries, Inc., 5.15%, 3/15/34		910,000	822,301
CF Industries, Inc., 4.95%, 6/1/43		610,000	488,208
			2,332,990

		Principal Amount/ Shares	Value
Commercial Services and Supplies†
Waste Connections, Inc., 3.20%, 6/1/32		$1,105,000	$922,172
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.35%, 1/15/32		1,365,000	986,839
Construction Materials — 0.1%
Eagle Materials, Inc., 2.50%, 7/1/31		843,000	619,794
Martin Marietta Materials, Inc., 2.40%, 7/15/31		535,000	410,517
			1,030,311
Consumer Finance — 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24		540,000	490,373
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.45%, 10/29/26		157,000	132,708
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/15/27		340,000	305,985
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28		613,000	495,663
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(1)		154,000	135,501
			1,560,230
Containers and Packaging — 0.1%
Sonoco Products Co., 2.25%, 2/1/27		1,238,000	1,086,056
Diversified Financial Services — 0.6%
Antares Holdings LP, 2.75%, 1/15/27(1)		713,000	563,925
Block Financial LLC, 3.875%, 8/15/30		1,955,000	1,644,213
Capital One Financial Corp., VRN, 4.99%, 7/24/26		447,000	429,750
Corebridge Financial, Inc., VRN, 6.875%, 12/15/52(1)		845,000	763,366
Credit Agricole Public Sector SCF SA, 0.125%, 12/8/32	EUR	1,000,000	754,875
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		$2,060,000	1,820,247
HSBC Holdings PLC, VRN, 4.76%, 6/9/28		1,714,000	1,550,041
NatWest Group PLC, VRN, 5.52%, 9/30/28		3,150,000	2,939,230
UBS Group AG, VRN, 4.75%, 5/12/28(1)		218,000	199,931
UBS Group AG, VRN, 3.125%, 6/15/30	EUR	2,000,000	1,814,608
			12,480,186
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 4.35%, 3/1/29		$885,000	823,326
AT&T, Inc., 4.50%, 5/15/35		1,197,000	1,033,218
AT&T, Inc., 4.90%, 8/15/37		1,171,000	1,026,417
AT&T, Inc., 4.55%, 3/9/49		1,369,000	1,069,054
AT&T, Inc., 3.55%, 9/15/55		1,092,000	697,284
Deutsche Telekom AG, 1.375%, 7/5/34	EUR	1,100,000	857,865
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	1,700,000	1,892,636
Level 3 Financing, Inc., 4.625%, 9/15/27(1)		$1,928,000	1,677,611
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)		1,500,000	1,239,066
Orange SA, 5.25%, 12/5/25	GBP	470,000	544,714
Telecom Italia Capital SA, 6.375%, 11/15/33		$3,205,000	2,467,289
Telecom Italia SpA, 5.875%, 5/19/23	GBP	200,000	227,365
Telecom Italia SpA, 4.00%, 4/11/24	EUR	2,200,000	2,121,151
Verizon Communications, Inc., 4.33%, 9/21/28		$892,000	837,094
Verizon Communications, Inc., 4.27%, 1/15/36		790,000	665,095
			17,179,185
Electric Utilities — 1.1%
AEP Texas, Inc., 2.10%, 7/1/30		1,750,000	1,349,456

		Principal Amount/ Shares	Value
Baltimore Gas and Electric Co., 2.25%, 6/15/31		$678,000	$535,344
Baltimore Gas and Electric Co., 4.55%, 6/1/52		833,000	683,362
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32		1,000,000	938,348
Commonwealth Edison Co., 3.20%, 11/15/49		640,000	425,469
Duke Energy Carolinas LLC, 2.55%, 4/15/31		462,000	374,525
Duke Energy Corp., 2.55%, 6/15/31		480,000	376,603
Duke Energy Corp., 5.00%, 8/15/52		1,240,000	1,028,403
Duke Energy Florida LLC, 1.75%, 6/15/30		1,360,000	1,048,963
Duke Energy Progress LLC, 4.15%, 12/1/44		280,000	218,386
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	700,000	608,009
Exelon Corp., 4.45%, 4/15/46		$780,000	613,191
FEL Energy VI Sarl, 5.75%, 12/1/40(1)		3,051,718	2,049,137
Florida Power & Light Co., 2.45%, 2/3/32		651,000	524,641
Florida Power & Light Co., 4.125%, 2/1/42		680,000	553,149
MidAmerican Energy Co., 4.40%, 10/15/44		365,000	299,933
NextEra Energy Capital Holdings, Inc., 5.00%, 7/15/32		1,973,000	1,876,765
Northern States Power Co., 3.20%, 4/1/52		650,000	432,508
NRG Energy, Inc., 2.00%, 12/2/25(1)		2,130,000	1,877,891
Pacific Gas and Electric Co., 4.20%, 6/1/41		465,000	327,902
PacifiCorp, 3.30%, 3/15/51		870,000	574,132
PECO Energy Co., 4.375%, 8/15/52		880,000	715,172
Public Service Electric and Gas Co., 3.10%, 3/15/32		762,000	640,590
Southern Co. Gas Capital Corp., 1.75%, 1/15/31		1,260,000	926,954
Union Electric Co., 3.90%, 4/1/52		630,000	475,176
Xcel Energy, Inc., 3.40%, 6/1/30		810,000	697,156
Xcel Energy, Inc., 4.60%, 6/1/32		334,000	308,000
			20,479,165
Energy Equipment and Services†
Schlumberger Investment SA, 2.65%, 6/26/30		910,000	761,115
Entertainment — 0.4%
Netflix, Inc., 4.875%, 4/15/28		1,175,000	1,116,873
Netflix, Inc., 5.875%, 11/15/28		1,990,000	1,980,050
Warnermedia Holdings, Inc., 3.79%, 3/15/25(1)		3,845,000	3,627,478
Warnermedia Holdings, Inc., 3.76%, 3/15/27(1)		682,000	607,095
Warnermedia Holdings, Inc., 5.05%, 3/15/42(1)		1,031,000	755,995
Warnermedia Holdings, Inc., 5.14%, 3/15/52(1)		475,000	332,328
			8,419,819
Equity Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc., 4.50%, 7/30/29		115,000	105,198
American Tower Corp., 3.95%, 3/15/29		1,080,000	956,834
Broadstone Net Lease LLC, 2.60%, 9/15/31		470,000	339,767
Corporate Office Properties LP, 2.00%, 1/15/29		593,000	443,050
Crown Castle, Inc., 3.65%, 9/1/27		780,000	705,965
EPR Properties, 4.75%, 12/15/26		1,109,000	955,958
EPR Properties, 4.95%, 4/15/28		2,542,000	2,089,363
National Retail Properties, Inc., 4.80%, 10/15/48		880,000	693,912
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31		599,000	429,361
Realty Income Corp., 5.625%, 10/13/32		865,000	846,154
SBA Tower Trust, 3.45%, 3/15/48(1)		3,859,000	3,821,690
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)		3,860,000	3,193,125
			14,580,377

		Principal Amount/ Shares	Value
Food and Staples Retailing — 0.3%
Sysco Corp., 5.95%, 4/1/30		$1,505,000	$1,539,159
United Natural Foods, Inc., 6.75%, 10/15/28(1)		2,020,000	1,953,794
Wm Morrison Supermarkets Ltd., 3.50%, 7/27/26	GBP	1,300,000	1,446,114
			4,939,067
Food Products — 0.5%
JDE Peet's NV, 2.25%, 9/24/31(1)		$1,394,000	1,006,552
Kraft Heinz Foods Co., 5.00%, 6/4/42		1,094,000	948,323
Mondelez International, Inc., 1.375%, 3/17/41	EUR	1,600,000	969,163
US Foods, Inc., 4.75%, 2/15/29(1)		$3,130,000	2,781,318
US Foods, Inc., 4.625%, 6/1/30(1)		3,591,000	3,119,717
			8,825,073
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(1)		2,100,000	1,416,492
Health Care Equipment and Supplies — 0.2%
Baxter International, Inc., 1.92%, 2/1/27		1,470,000	1,264,608
Baxter International, Inc., 2.54%, 2/1/32		2,120,000	1,618,041
Becton Dickinson and Co., 4.30%, 8/22/32		461,000	417,579
			3,300,228
Health Care Providers and Services — 0.7%
Centene Corp., 4.625%, 12/15/29		2,318,000	2,101,592
Centene Corp., 3.375%, 2/15/30		3,016,000	2,510,066
CVS Health Corp., 4.78%, 3/25/38		320,000	278,378
CVS Health Corp., 5.05%, 3/25/48		580,000	493,751
HCA, Inc., 2.375%, 7/15/31		220,000	164,249
Humana, Inc., 2.15%, 2/3/32		872,000	656,777
Kaiser Foundation Hospitals, 3.00%, 6/1/51		470,000	291,067
Roche Holdings, Inc., 2.61%, 12/13/51(1)		1,220,000	762,615
UnitedHealth Group, Inc., 5.35%, 2/15/33		2,280,000	2,289,100
UnitedHealth Group, Inc., 5.875%, 2/15/53		760,000	776,711
Universal Health Services, Inc., 1.65%, 9/1/26(1)		1,533,000	1,285,929
Universal Health Services, Inc., 2.65%, 10/15/30(1)		1,425,000	1,067,557
			12,677,792
Hotels, Restaurants and Leisure — 0.4%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)		1,388,000	1,113,148
Carnival Corp., 5.75%, 3/1/27(1)		1,050,000	729,540
International Game Technology PLC, 5.25%, 1/15/29(1)		1,810,000	1,683,843
Marriott International, Inc., 3.50%, 10/15/32		1,252,000	1,001,649
Penn Entertainment, Inc., 4.125%, 7/1/29(1)		1,788,000	1,412,788
Scientific Games International, Inc., 7.25%, 11/15/29(1)		2,400,000	2,323,260
			8,264,228
Household Durables — 0.3%
D.R. Horton, Inc., 2.50%, 10/15/24		800,000	754,457
KB Home, 4.80%, 11/15/29		2,278,000	1,862,796
Safehold Operating Partnership LP, 2.85%, 1/15/32		1,612,000	1,180,214
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		2,069,000	1,557,812
			5,355,279
Household Products — 0.1%
Clorox Co., 4.60%, 5/1/32		1,953,000	1,813,269
Industrial Conglomerates†
Siemens Financieringsmaatschappij NV, 1.00%, 2/20/25	GBP	500,000	529,333

		Principal Amount/ Shares	Value
Insurance — 0.3%
American International Group, Inc., 6.25%, 5/1/36		$1,227,000	$1,239,888
Athene Global Funding, 1.99%, 8/19/28(1)		941,000	741,419
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	1,800,000	1,509,973
Sammons Financial Group, Inc., 4.75%, 4/8/32(1)		$463,000	371,602
SBL Holdings, Inc., 5.125%, 11/13/26(1)		759,000	650,045
SBL Holdings, Inc., VRN, 6.50%(1)(4)		2,275,000	1,723,313
			6,236,240
Interactive Media and Services†
Meta Platforms, Inc., 3.85%, 8/15/32(1)		349,000	297,334
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.60%, 4/13/32		1,600,000	1,434,238
IT Services — 0.1%
Fiserv, Inc., 2.65%, 6/1/30		1,235,000	1,000,567
Life Sciences Tools and Services†
Danaher Corp., 2.80%, 12/10/51		930,000	580,138
Machinery — 0.4%
John Deere Capital Corp., 4.35%, 9/15/32		900,000	846,088
Parker-Hannifin Corp., 4.25%, 9/15/27		4,050,000	3,839,893
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28		2,364,000	2,201,238
			6,887,219
Media — 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		695,000	513,806
Comcast Corp., 5.50%, 11/15/32(3)		485,000	483,254
Comcast Corp., 5.65%, 6/15/35		462,000	454,448
Comcast Corp., 6.50%, 11/15/35		630,000	663,283
Comcast Corp., 3.75%, 4/1/40		1,285,000	991,431
Comcast Corp., 2.94%, 11/1/56		870,000	504,295
DISH DBS Corp., 5.25%, 12/1/26(1)		1,120,000	975,100
Gray Escrow II, Inc., 5.375%, 11/15/31(1)		3,163,000	2,542,704
Paramount Global, 4.95%, 1/15/31		535,000	467,573
Paramount Global, 4.375%, 3/15/43		270,000	182,190
Time Warner Cable LLC, 4.50%, 9/15/42		1,290,000	882,988
VTR Finance NV, 6.375%, 7/15/28(1)		2,262,000	1,203,083
			9,864,155
Metals and Mining — 0.2%
Glencore Capital Finance DAC, 1.125%, 3/10/28	EUR	2,400,000	1,934,172
Glencore Funding LLC, 2.625%, 9/23/31(1)		$1,280,000	961,198
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		193,000	129,012
Nucor Corp., 3.125%, 4/1/32		500,000	405,683
South32 Treasury Ltd., 4.35%, 4/14/32(1)		885,000	741,764
			4,171,829
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)		2,426,000	1,936,732
Multi-Utilities — 0.5%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(1)		1,645,000	1,387,901
Ameren Corp., 3.50%, 1/15/31		1,243,000	1,056,428
Ameren Illinois Co., 3.85%, 9/1/32		1,026,000	913,377
Dominion Energy, Inc., 4.90%, 8/1/41		750,000	634,702

		Principal Amount/ Shares	Value
Dominion Energy, Inc., 4.85%, 8/15/52		$1,270,000	$1,045,319
Sempra Energy, 3.25%, 6/15/27		770,000	696,921
WEC Energy Group, Inc., 1.375%, 10/15/27		5,459,000	4,488,211
			10,222,859
Multiline Retail — 0.1%
Marks & Spencer PLC, 4.50%, 7/10/27	GBP	1,400,000	1,293,243
Target Corp., 4.50%, 9/15/32		$1,200,000	1,132,983
Target Corp., 3.90%, 11/15/47		74,000	57,503
			2,483,729
Oil, Gas and Consumable Fuels — 2.0%
Aker BP ASA, 3.75%, 1/15/30(1)		2,580,000	2,197,096
Aker BP ASA, 4.00%, 1/15/31(1)		650,000	551,944
BP Capital Markets America, Inc., 3.06%, 6/17/41		750,000	525,768
Cenovus Energy, Inc., 2.65%, 1/15/32		770,000	594,644
Continental Resources, Inc., 2.27%, 11/15/26(1)		920,000	784,199
Diamondback Energy, Inc., 6.25%, 3/15/33		850,000	854,301
Enbridge, Inc., 3.40%, 8/1/51		900,000	584,091
Energy Transfer LP, 3.60%, 2/1/23		949,000	945,461
Energy Transfer LP, 3.75%, 5/15/30		500,000	425,563
Energy Transfer LP, 4.90%, 3/15/35		450,000	375,392
Enterprise Products Operating LLC, 4.85%, 3/15/44		1,365,000	1,124,902
Enterprise Products Operating LLC, 3.30%, 2/15/53		644,000	404,043
Equinor ASA, 3.25%, 11/18/49		320,000	221,608
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)		4,349,385	3,276,013
Geopark Ltd., 5.50%, 1/17/27(1)		2,250,000	1,837,515
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		690,000	654,062
MEG Energy Corp., 5.875%, 2/1/29(1)		4,000,000	3,829,300
MPLX LP, 2.65%, 8/15/30		1,000,000	788,353
Petroleos Mexicanos, 5.95%, 1/28/31		6,000,000	4,334,848
Petroleos Mexicanos, 6.70%, 2/16/32		356,000	269,816
Petroleos Mexicanos, 6.625%, 6/15/35		1,290,000	898,008
SA Global Sukuk Ltd., 2.69%, 6/17/31(1)		5,250,000	4,306,328
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25		1,755,000	1,748,643
Shell International Finance BV, 2.375%, 11/7/29		1,000,000	843,948
Southwestern Energy Co., 5.375%, 3/15/30		4,136,000	3,831,384
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33(1)		1,701,000	1,368,327
Williams Cos., Inc., 4.55%, 6/24/24		1,040,000	1,022,994
			38,598,551
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(1)		920,000	808,962
Personal Products†
GSK Consumer Healthcare Capital US LLC, 4.00%, 3/24/52(1)		505,000	362,961
Pharmaceuticals — 0.3%
Bayer AG, VRN, 2.375%, 11/12/79	EUR	2,200,000	1,963,520
Bayer AG, VRN, 4.50%, 3/25/82	EUR	600,000	539,174
Bristol-Myers Squibb Co., 2.95%, 3/15/32		$1,173,000	993,475
Bristol-Myers Squibb Co., 2.55%, 11/13/50		1,678,000	1,008,212
Merck & Co., Inc., 1.70%, 6/10/27		915,000	797,844
Viatris, Inc., 4.00%, 6/22/50		659,000	383,087
			5,685,312

		Principal Amount/ Shares	Value
Real Estate Management and Development†
Essential Properties LP, 2.95%, 7/15/31		$910,000	$648,413
Road and Rail — 0.3%
Ashtead Capital, Inc., 5.50%, 8/11/32(1)		1,500,000	1,357,940
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		757,000	605,540
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51		550,000	376,236
CSX Corp., 4.10%, 11/15/32		750,000	675,842
DAE Funding LLC, 1.55%, 8/1/24(1)		780,000	707,864
Norfolk Southern Corp., 4.55%, 6/1/53		1,100,000	896,899
Union Pacific Corp., 3.55%, 8/15/39		1,400,000	1,090,507
			5,710,828
Semiconductors and Semiconductor Equipment — 0.2%
Broadcom, Inc., 4.00%, 4/15/29(1)		807,000	708,585
Broadcom, Inc., 4.93%, 5/15/37(1)		823,000	679,943
Intel Corp., 4.90%, 8/5/52		685,000	565,975
Intel Corp., 3.20%, 8/12/61		1,224,000	707,328
Micron Technology, Inc., 6.75%, 11/1/29		616,000	616,972
			3,278,803
Software — 0.1%
Oracle Corp., 3.90%, 5/15/35		495,000	383,778
Oracle Corp., 3.85%, 7/15/36		400,000	299,946
Oracle Corp., 3.60%, 4/1/40		970,000	657,906
			1,341,630
Specialty Retail — 0.8%
Dick's Sporting Goods, Inc., 3.15%, 1/15/32		1,388,000	1,055,143
Home Depot, Inc., 4.50%, 9/15/32		4,070,000	3,861,513
Home Depot, Inc., 3.90%, 6/15/47		1,761,000	1,352,794
Lowe's Cos., Inc., 3.35%, 4/1/27		3,823,000	3,538,652
Lowe's Cos., Inc., 2.625%, 4/1/31		1,855,000	1,486,873
Lowe's Cos., Inc., 4.25%, 4/1/52		1,930,000	1,437,492
Michaels Cos., Inc., 5.25%, 5/1/28(1)		1,184,000	843,683
O'Reilly Automotive, Inc., 4.70%, 6/15/32		1,440,000	1,347,967
			14,924,117
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 3.25%, 8/8/29		1,935,000	1,760,311
Dell International LLC / EMC Corp., 6.02%, 6/15/26		1,185,000	1,183,783
Dell International LLC / EMC Corp., 8.10%, 7/15/36		344,000	364,998
			3,309,092
Thrifts and Mortgage Finance — 0.6%
Arkea Home Loans SFH SA, 0.01%, 10/4/30	EUR	3,300,000	2,564,778
BPCE SFH SA, 0.125%, 12/3/30	EUR	2,000,000	1,561,168
Cie de Financement Foncier SA, 1.20%, 4/29/31	EUR	3,300,000	2,795,600
Coventry Building Society, 0.125%, 6/20/26	EUR	3,000,000	2,663,819
Nationwide Building Society, VRN, 2.00%, 7/25/29	EUR	2,400,000	2,219,762
Societe Generale SFH SA, 0.75%, 1/29/27	EUR	600,000	541,346
			12,346,473
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(1)		$589,000	551,312
Water Utilities — 0.1%
American Water Capital Corp., 4.45%, 6/1/32		1,250,000	1,153,441
Essential Utilities, Inc., 2.70%, 4/15/30		1,410,000	1,146,904
			2,300,345

		Principal Amount/ Shares	Value
Wireless Telecommunication Services — 0.8%
Sprint Corp., 7.625%, 2/15/25		$3,310,000	$3,405,494
T-Mobile USA, Inc., 4.75%, 2/1/28		3,945,000	3,739,860
T-Mobile USA, Inc., 3.375%, 4/15/29		450,000	390,197
T-Mobile USA, Inc., 3.50%, 4/15/31		3,553,000	2,992,343
T-Mobile USA, Inc., 4.375%, 4/15/40		865,000	706,137
Vodafone Group PLC, VRN, 4.20%, 10/3/78	EUR	1,900,000	1,668,802
Vodafone Group PLC, VRN, 2.625%, 8/27/80	EUR	2,000,000	1,732,066
Vodafone Group PLC, VRN, 3.00%, 8/27/80	EUR	900,000	692,657
			15,327,556
TOTAL CORPORATE BONDS (Cost $535,699,205)			448,078,388
U.S. TREASURY SECURITIES — 13.9%
U.S. Treasury Bonds, 3.50%, 2/15/39		$50,000	45,438
U.S. Treasury Bonds, 1.375%, 11/15/40		500,000	309,102
U.S. Treasury Bonds, 2.00%, 11/15/41		3,000,000	2,046,562
U.S. Treasury Bonds, 2.375%, 2/15/42		35,210,000	25,719,805
U.S. Treasury Bonds, 3.375%, 8/15/42		24,964,000	21,543,152
U.S. Treasury Bonds, 2.75%, 11/15/42		5,000,000	3,855,859
U.S. Treasury Bonds, 2.50%, 2/15/45		13,000,000	9,363,047
U.S. Treasury Bonds, 2.875%, 8/15/45		3,500,000	2,697,871
U.S. Treasury Bonds, 2.50%, 2/15/46		2,000,000	1,431,602
U.S. Treasury Bonds, 2.25%, 8/15/46		5,000,000	3,386,914
U.S. Treasury Bonds, 3.00%, 5/15/47		5,000,000	3,937,305
U.S. Treasury Bonds, 2.25%, 2/15/52		11,500,000	7,715,781
U.S. Treasury Notes, 2.75%, 5/31/23		21,275,000	21,063,677
U.S. Treasury Notes, 2.50%, 5/31/24		46,000,000	44,516,680
U.S. Treasury Notes, 3.00%, 7/31/24		21,086,000	20,526,315
U.S. Treasury Notes, 4.25%, 9/30/24		31,935,000	31,775,325
U.S. Treasury Notes, 3.125%, 8/15/25		13,000,000	12,553,125
U.S. Treasury Notes, 2.75%, 7/31/27		2,289,000	2,140,126
U.S. Treasury Notes, 3.125%, 8/31/27		22,906,000	21,805,438
U.S. Treasury Notes, 4.125%, 9/30/27		4,300,000	4,276,988
U.S. Treasury Notes, 2.75%, 8/15/32		29,854,000	26,719,330
TOTAL U.S. TREASURY SECURITIES (Cost $298,030,298)			267,429,442
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, VRN, 3.04%, (1-year H15T1Y plus 2.25%), 9/1/35		385,897	391,242
FHLMC, VRN, 3.77%, (12-month LIBOR plus 1.63%), 8/1/46		289,826	289,723
FNMA, VRN, 3.25%, (6-month LIBOR plus 1.57%), 6/1/35		211,594	215,915
FNMA, VRN, 3.29%, (6-month LIBOR plus 1.57%), 6/1/35		168,956	172,414
FNMA, VRN, 3.89%, (6-month LIBOR plus 1.54%), 9/1/35		336,621	342,473
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47		720,618	683,362
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47		402,386	382,176
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.62%), 5/1/47		461,657	453,416
			2,930,721
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.0%
FHLMC, 6.00%, 2/1/38		806	837

	Principal Amount/ Shares	Value
FHLMC, 3.50%, 5/1/50	$5,560,180	$4,939,567
FHLMC, 2.50%, 10/1/50	6,841,215	5,642,406
FHLMC, 2.50%, 5/1/51	190,573	157,719
FHLMC, 3.50%, 5/1/51	12,012,211	10,693,166
FHLMC, 3.00%, 7/1/51	6,546,386	5,652,083
FHLMC, 3.00%, 12/1/51	6,858,203	5,862,010
FHLMC, 3.50%, 5/1/52	1,062,800	936,920
FHLMC, 3.50%, 5/1/52	417,133	368,611
FHLMC, 4.00%, 5/1/52	382,394	348,421
FNMA, 2.00%, 5/1/36	8,053,114	7,089,966
FNMA, 2.00%, 1/1/37	10,272,497	9,043,888
FNMA, 2.00%, 1/1/37	4,015,853	3,525,625
FNMA, 3.50%, 10/1/40	938,265	852,170
FNMA, 4.50%, 9/1/41	6,221	6,008
FNMA, 3.50%, 12/1/41	50,808	46,144
FNMA, 3.50%, 5/1/42	19,820	18,002
FNMA, 3.50%, 6/1/42	11,778	10,697
FNMA, 3.50%, 8/1/42	69,487	63,110
FNMA, 3.50%, 9/1/42	7,616	6,914
FNMA, 4.00%, 2/1/46	120,467	112,773
FNMA, 4.00%, 3/1/50	9,228,715	8,502,884
FNMA, 4.00%, 3/1/51	15,334,911	14,133,248
FNMA, 4.00%, 3/1/51	12,132,358	11,151,128
FNMA, 2.50%, 12/1/51	6,846,399	5,633,939
FNMA, 3.00%, 2/1/52	6,774,267	5,792,216
FNMA, 2.50%, 3/1/52	17,585,002	14,486,591
FNMA, 3.50%, 4/1/52	223,231	196,670
FNMA, 3.00%, 5/1/52	298,915	257,304
FNMA, 3.50%, 5/1/52	700,701	623,719
FNMA, 3.50%, 5/1/52	743,706	655,627
FNMA, 3.00%, 6/1/52	118,279	101,813
FNMA, 5.00%, 8/1/52	8,565,616	8,283,382
FNMA, 5.50%, 10/1/52	5,490,782	5,428,761
GNMA, 6.00%, 7/15/33	1,863	1,956
GNMA, 5.50%, 1/15/39	1,860	1,949
GNMA, 5.50%, 9/15/39	7,316	7,669
GNMA, 4.50%, 10/15/39	2,616	2,551
GNMA, 5.00%, 10/15/39	4,386	4,406
GNMA, 4.50%, 1/15/40	3,459	3,369
GNMA, 4.00%, 12/15/40	3,894	3,662
GNMA, 4.50%, 12/15/40	13,439	13,106
GNMA, 3.50%, 6/20/42	2,082,174	1,916,617
GNMA, 3.50%, 3/15/46	373,193	343,541
GNMA, 3.00%, 4/20/50	1,385,377	1,220,124
GNMA, 3.00%, 5/20/50	1,411,570	1,242,464
GNMA, 3.00%, 6/20/50	2,114,220	1,868,029
GNMA, 3.00%, 7/20/50	3,729,963	3,281,194
GNMA, 2.50%, 2/20/51	8,075,062	6,877,212
GNMA, 3.50%, 6/20/51	822,050	744,656
GNMA, 2.50%, 9/20/51	674,420	573,841
UMBS, 6.00%, TBA	5,418,000	5,445,678
		154,176,343
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $167,892,463)		157,107,064

	Principal Amount/ Shares	Value
COLLATERALIZED LOAN OBLIGATIONS — 5.6%
AIMCO CLO Ltd., Series 2019-10A, Class CR, VRN, 6.22%, (3-month LIBOR plus 1.90%), 7/22/32(1)	$3,000,000	$2,749,386
AMMC CLO XIII Ltd., Series 2013-13A, Class A3R2, VRN, 6.57%, (3-month LIBOR plus 2.25%), 7/24/29(1)	4,500,000	4,283,980
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 6.42%, (3-month LIBOR plus 2.10%), 4/22/31(1)	2,400,000	2,212,293
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 6.88%, (3-month LIBOR plus 2.80%), 1/15/29(1)	5,300,000	4,614,602
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 5.68%, (3-month LIBOR plus 1.60%), 4/17/33(1)	5,650,000	5,243,002
Ares XXXIX CLO Ltd., Series 2016-39A, Class CR2, VRN, 6.24%, (3-month LIBOR plus 2.05%), 4/18/31(1)	6,225,000	5,711,047
BXMT Ltd., Series 2020-FL2, Class A, VRN, 4.39%, (1-month SOFR plus 1.01%), 2/15/38(1)	3,965,863	3,894,030
BXMT Ltd., Series 2020-FL2, Class D, VRN, 5.44%, (1-month SOFR plus 2.06%), 2/15/38(1)	8,000,000	7,505,498
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 5.93%, (3-month LIBOR plus 1.85%), 10/15/31(1)	4,957,311	4,915,422
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 5.93%, (3-month LIBOR plus 1.85%), 10/15/30(1)	4,250,000	3,922,944
FS Rialto Issuer LLC, Series 2022-FL6, Class A SEQ, VRN, 6.05%, (1-month SOFR plus 2.58%), 8/17/37(1)	5,078,000	5,029,534
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 5.36%, (3-month LIBOR plus 1.12%), 7/20/31(1)	3,025,000	2,942,109
KKR CLO Ltd., Series 2018, Class CR, VRN, 6.29%, (3-month LIBOR plus 2.10%), 7/18/30(1)	2,975,000	2,792,358
KKR CLO Ltd., Series 2022A, Class B, VRN, 5.84%, (3-month LIBOR plus 1.60%), 7/20/31(1)	4,000,000	3,806,788
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 6.46%, (3-month LIBOR plus 2.10%), 1/25/32(1)	5,200,000	4,860,953
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 6.92%, (3-month LIBOR plus 2.68%), 1/20/35(1)	4,850,000	4,418,992
MF1 LLC, Series 2022-FL10, Class D, VRN, 9.20%, (1-month SOFR plus 5.73%), 9/17/37(1)	4,000,000	3,919,046
MF1 Ltd., Series 2020-FL4, Class D, VRN, 7.59%, (1-month SOFR plus 4.21%), 11/15/35(1)	4,674,000	4,562,239
Octagon Investment Partners XV Ltd., Series 2013-1A, Class CRR, VRN, 6.23%, (3-month LIBOR plus 2.00%), 7/19/30(1)	4,500,000	4,176,873
Palmer Square Loan Funding Ltd., Series 2022-1A, Class B, VRN, 5.86%, (3-month SOFR plus 2.00%), 4/15/30(1)	3,500,000	3,256,606
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A2 VRN, 5.17%, (3-month SOFR plus 2.65%), 1/15/31(1)	2,150,000	2,126,814
PFP Ltd., Series 2021-8, Class D, VRN, 5.56%, (1-month LIBOR plus 2.15%), 8/9/37(1)	4,800,000	4,449,190
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 6.59%, (3-month LIBOR plus 2.35%), 1/20/32(1)	4,000,000	3,729,314
Sound Point CLO IX Ltd., Series 2015-2A, Class CRRR, VRN, 6.74%, (3-month LIBOR plus 2.50%), 7/20/32(1)	8,000,000	7,284,271
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 5.89%, (3-month LIBOR plus 1.70%), 4/18/33(1)	4,750,000	4,452,441
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $113,322,077)		106,859,732
ASSET-BACKED SECURITIES — 4.0%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)	5,706,242	4,253,439
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(1)	4,266,623	3,414,881

		Principal Amount/ Shares	Value
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 SEQ, 4.94%, 1/25/52(1)	CAD	9,350,000	$6,331,179
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.30%, 12/26/51(1)		$1,746,000	1,508,570
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33(1)		2,277,211	2,065,206
Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2II SEQ, 4.47%, 10/25/45(1)		3,384,000	3,193,048
Falcon Aerospace Ltd., Series 2019-1, Class A SEQ, 3.60%, 9/15/39(1)		3,385,248	2,664,794
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(1)		4,057,000	3,572,833
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)		4,000,000	3,494,736
FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.24%, 8/17/38(1)		5,800,000	4,786,842
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(1)		6,750,000	5,782,161
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)		1,480,138	1,344,930
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(1)		2,387,087	2,087,069
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(1)		5,458,826	4,280,540
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A SEQ, 2.64%, 10/15/46(1)		6,524,813	5,219,276
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)		6,382,244	5,118,710
Navigator Aircraft ABS Ltd., Series 2021-1, Class A SEQ, 2.77%, 11/15/46(1)		6,609,375	5,455,687
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A SEQ, 3.97%, 6/15/44(1)		3,930,950	3,537,919
Progress Residential Trust, Series 2021-SFR1, Class F, 2.76%, 4/17/38(1)		7,500,000	6,210,162
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(1)		2,700,000	2,216,796
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D, 3.17%, 11/20/37(1)		1,131,449	1,033,097
TOTAL ASSET-BACKED SECURITIES (Cost $92,584,512)			77,571,875
PREFERRED STOCKS — 3.5%
Automobiles — 0.2%
Volkswagen International Finance NV, 3.875%		4,500,000	3,725,978
Banks — 0.3%
Commerzbank AG, 4.25%		600,000	409,135
ING Groep NV, 3.875%		3,885,000	2,554,388
Intesa Sanpaolo SpA, 3.75%		2,400,000	1,941,792
PNC Financial Services Group, Inc., 3.40%		603,000	451,496
UniCredit SpA, 3.875%		1,700,000	1,195,321
			6,552,132
Diversified Telecommunication Services — 0.2%
Orange SA, 2.375%		1,000,000	929,727
Telefonica Europe BV, 2.38%		2,900,000	2,136,283
Telefonica Europe BV, 2.875%		1,800,000	1,472,468
			4,538,478
Electric Utilities — 0.5%
Electricite de France SA, 3.375%		3,600,000	2,343,335
Enel SpA, 2.25%		2,500,000	1,999,772

	Principal Amount/ Shares	Value
Naturgy Finance BV, 2.37%	3,000,000	$2,446,214
SSE PLC, 3.125%	2,600,000	2,288,095
		9,077,416
Hotels, Restaurants and Leisure — 0.1%
Accor SA, 2.625%	3,000,000	2,280,387
Insurance — 1.4%
Allianz SE, 2.625%	2,600,000	1,764,174
Allianz SE, 3.20%(1)	7,595,000	5,147,891
Assicurazioni Generali SpA, 4.60%	5,400,000	5,176,452
AXA SA, 3.875%	3,000,000	2,829,556
AXA SA, 6.69%	1,230,000	1,370,690
BNP Paribas Cardif SA, 4.03%	3,100,000	2,911,254
CNP Assurances, 4.75%	3,500,000	2,980,660
Credit Agricole Assurances SA, 4.25%	3,300,000	3,173,000
Intesa Sanpaolo Vita SpA, 4.75%	2,300,000	2,186,515
		27,540,192
Oil, Gas and Consumable Fuels — 0.4%
Eni SpA, 3.375%	4,700,000	3,664,099
TotalEnergies SE, 2.625%	4,292,000	3,986,529
		7,650,628
Trading Companies and Distributors — 0.4%
Air Lease Corp., 4.125%	4,320,000	2,862,387
Aircastle Ltd., 5.25%(1)	5,290,000	3,982,570
		6,844,957
TOTAL PREFERRED STOCKS (Cost $93,307,134)		68,210,168
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.2%
Private Sponsor Collateralized Mortgage Obligations — 2.8%
Angel Oak Mortgage Trust, Series 2019-6, Class M1, VRN, 3.39%, 11/25/59(1)	$5,500,000	4,971,047
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.40%, (1-year H15T1Y plus 2.25%), 2/25/36	185,919	177,468
Bellemeade Re Ltd., Series 2019-1A, Class B1, VRN, 7.59%, (1-month LIBOR plus 4.00%), 3/25/29(1)	3,700,000	3,590,813
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 7.19%, (1-month LIBOR plus 3.60%), 6/25/30(1)	5,616,795	5,609,610
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.71%, 8/25/34	512,472	491,284
Deephaven Residential Mortgage Trust, Series 2020-2, Class B1, VRN, 5.85%, 5/25/65(1)	4,482,000	4,301,221
Ellington Financial Mortgage Trust, Series 2020-1, Class B1, VRN, 5.15%, 5/25/65(1)	3,900,000	3,458,173
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class M1, VRN, 2.38%, 6/25/56(1)	5,000,000	3,407,127
JP Morgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	172,699	169,547
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.88%, 11/21/34	283,542	263,466
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.00%, 11/25/35	18,489	17,387
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.77%, 2/25/35	273,963	256,183
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.77%, 2/25/35	140,868	131,846

	Principal Amount/ Shares	Value
New Residential Mortgage Loan Trust, Series 2015-2A, Class B5, VRN, 5.39%, 8/25/55(1)	$4,132,626	$3,527,995
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class B1, VRN, 3.74%, 9/25/59(1)	5,154,000	3,977,534
Radnor Re Ltd., Series 2018-1, Class M2, VRN, 6.29%, (1-month LIBOR plus 2.70%), 3/25/28(1)	10,000,000	9,940,616
Starwood Mortgage Residential Trust, Series 2020-2 Class B2E, VRN, 3.00%, 4/25/60(1)	5,000,000	4,981,295
Starwood Mortgage Residential Trust, Series 2020-3, Class M1 SEQ, VRN, 3.54%, 4/25/65(1)	3,529,000	3,314,290
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.64%, 7/25/34	363,355	350,271
Triangle Re Ltd., Series 2021-2, Class M1A, VRN, 5.64%, (1-month LIBOR plus 2.05%), 10/25/33(1)	628,116	627,135
		53,564,308
U.S. Government Agency Collateralized Mortgage Obligations — 0.4%
FHLMC, Series 2020-HQA4, Class M2, VRN, 6.74%, (1-month LIBOR plus 3.15%), 9/25/50(1)	68,658	68,661
FNMA, Series 2013-C01, Class M2, VRN, 8.84%, (1-month LIBOR plus 5.25%), 10/25/23	2,228,616	2,272,208
FNMA, Series 2014-C02, Class 2M2, VRN, 6.19%, (1-month LIBOR plus 2.60%), 5/25/24	1,241,063	1,237,005
FNMA, Series 2015-C04, Class 1M2, VRN, 9.29%, (1-month LIBOR plus 5.70%), 4/25/28	1,262,486	1,331,069
FNMA, Series 2022-R09, Class 2M1, VRN, 5.52%, (30-day average SOFR plus 2.50%), 9/25/42(1)	3,096,537	3,073,026
		7,981,969
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $67,738,602)		61,546,277
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(1)	5,700,000	4,260,112
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(1)	6,200,000	4,514,618
BX Commercial Mortgage Trust, Series 2021-ACNT, Class D, VRN, 5.26%, (1-month LIBOR plus 1.85%), 11/15/38(1)	10,450,000	9,847,754
BX Trust, Series 2021-RISE, Class D, VRN, 5.16%, (1-month LIBOR plus 1.75%), 11/15/36(1)	6,572,000	6,084,938
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 5.05%, (1-month LIBOR plus 1.63%), 12/15/36(1)	4,419,000	4,215,859
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $33,635,937)		28,923,281
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	605,000	681,351
California State University Rev., 2.98%, 11/1/51	825,000	537,364
Chicago GO, 7.05%, 1/1/23, Prerefunded at 100% of Par(5)	45,000	45,157
Chicago GO, 7.05%, 1/1/29	285,000	283,953
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	26,134
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	725,000	528,174
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	1,905,000	1,464,930
Los Angeles Community College District GO, 6.75%, 8/1/49	675,000	790,277
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	70,000	75,138

	Principal Amount/ Shares	Value
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	$200,000	$200,500
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	1,600,000	1,088,503
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	175,000	174,896
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	117,705
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	230,000	263,378
New York City Municipal Water Finance Authority Rev. (New York City Water & Sewer System), 5.95%, 6/15/42	45,000	46,963
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	830,000	572,243
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	130,000	128,498
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	364,029
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	450,000	274,484
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	205,000	203,710
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	200,000	206,324
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	300,000	307,303
State of California GO, 4.60%, 4/1/38	120,000	108,299
State of California GO, 7.55%, 4/1/39	410,000	491,841
State of California GO, 7.30%, 10/1/39	595,000	688,002
State of California GO, 7.60%, 11/1/40	20,000	24,225
University of California Rev., 3.07%, 5/15/51	1,075,000	652,220
TOTAL MUNICIPAL SECURITIES (Cost $13,733,414)		10,345,601
BANK LOAN OBLIGATIONS(6) — 0.3%
Media†
DirecTV Financing, LLC, Term Loan, 8.75%, (1-month LIBOR plus 5.00%), 8/2/27	5,501	5,257
Technology Hardware, Storage and Peripherals — 0.3%
McAfee, LLC, 2022 USD Term Loan B, 6.87%, (1-month SOFR plus 3.75%), 3/1/29	5,960,063	5,473,334
TOTAL BANK LOAN OBLIGATIONS (Cost $5,942,504)		5,478,591
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FHLMC, 6.25%, 7/15/32 (Cost $2,653,900)	2,000,000	2,262,114
SHORT-TERM INVESTMENTS — 9.0%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	197,465	197,465
Repurchase Agreements — 4.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $15,935,711), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $15,627,872)		15,626,591
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $68,345,112), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $67,010,584)		67,005,000
		82,631,591

	Principal Amount/ Shares	Value
Treasury Bills(7) — 4.7%
U.S. Treasury Bills, 3.11%, 2/16/23	$21,360,000	$21,102,244
U.S. Treasury Bills, 1.55%, 3/23/23	26,300,000	25,865,010
U.S. Treasury Bills, 1.94%, 4/20/23(8)	44,778,000	43,858,185
		90,825,439
TOTAL SHORT-TERM INVESTMENTS (Cost $174,519,983)		173,654,495
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $2,244,994,682)		1,891,669,062
OTHER ASSETS AND LIABILITIES — 1.8%		35,613,112
TOTAL NET ASSETS — 100.0%		$1,927,282,174

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	15,292,130	USD	9,869,923	UBS AG	11/7/22	$(86,980)
AUD	7,553,476	USD	4,846,612	UBS AG	11/7/22	(14,373)
AUD	22,661,154	USD	14,482,177	UBS AG	11/7/22	15,004
AUD	8,461,994	USD	5,479,395	Bank of America N.A.	12/15/22	(59,328)
AUD	7,555,702	USD	4,927,678	Bank of America N.A.	12/15/22	(88,108)
USD	4,732,083	AUD	7,501,063	UBS AG	11/7/22	(66,625)
USD	9,435,874	AUD	15,001,866	UBS AG	11/7/22	(161,377)
USD	7,348,999	AUD	11,501,916	UBS AG	11/7/22	(9,203)
USD	7,339,522	AUD	11,501,916	UBS AG	11/7/22	(18,681)
USD	5,063,800	AUD	7,823,803	Bank of America N.A.	12/15/22	52,506
USD	4,973,048	AUD	7,683,587	Bank of America N.A.	12/15/22	51,565
USD	12,625,292	AUD	18,432,173	Bank of America N.A.	12/15/22	819,137
CAD	13,337,035	USD	9,739,968	UBS AG	11/7/22	49,791
CAD	6,665,349	USD	4,861,889	UBS AG	11/7/22	30,664
CAD	6,523,026	USD	4,785,084	Goldman Sachs & Co.	12/15/22	5,143
USD	4,742,121	CAD	6,511,928	UBS AG	11/7/22	(37,817)
USD	9,888,841	CAD	13,490,456	UBS AG	11/7/22	(13,532)
USD	5,014,712	CAD	6,816,854	Goldman Sachs & Co.	12/15/22	8,710
USD	48,185,679	CAD	62,837,739	Goldman Sachs & Co.	12/15/22	2,040,371
CHF	4,814,806	USD	5,030,975	Morgan Stanley	12/15/22	(197,989)
CHF	4,853,113	USD	4,985,088	Morgan Stanley	12/15/22	(113,651)
USD	5,001,488	CHF	4,789,585	Morgan Stanley	12/15/22	193,818
USD	4,953,029	CHF	4,815,186	Morgan Stanley	12/15/22	119,661
USD	11,811,561	CHF	11,267,963	Morgan Stanley	12/15/22	501,051
CLP	4,248,492,276	USD	4,211,432	Morgan Stanley	12/15/22	259,043
CLP	4,783,942,464	USD	4,787,773	Morgan Stanley	12/15/22	246,129
USD	9,989,974	CLP	9,032,434,740	Morgan Stanley	12/15/22	485,598
CNY	52,618,724	USD	7,368,021	Morgan Stanley	12/15/22	(124,504)
CNY	23,911,329	USD	3,358,333	Morgan Stanley	12/15/22	(66,688)
USD	1,262,197	CNY	8,975,481	Morgan Stanley	12/15/22	26,628
USD	999,675	CNY	7,086,187	Morgan Stanley	12/15/22	24,187
USD	15,520,624	CNY	107,469,459	Morgan Stanley	12/15/22	726,329
CZK	74,800,000	USD	3,061,754	UBS AG	12/15/22	(50,595)
USD	3,163,222	CZK	78,265,543	UBS AG	12/15/22	12,553
USD	4,357,672	DKK	32,093,292	UBS AG	12/15/22	82,323
EUR	4,109,979	USD	4,007,673	JPMorgan Chase Bank N.A.	12/15/22	68,099

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,269,660	USD	4,186,009	JPMorgan Chase Bank N.A.	12/15/22	$48,115
EUR	15,423,809	USD	15,140,119	JPMorgan Chase Bank N.A.	12/15/22	155,320
EUR	690,241	USD	692,453	JPMorgan Chase Bank N.A.	12/15/22	(7,956)
EUR	2,206,041	USD	2,149,405	JPMorgan Chase Bank N.A.	12/15/22	38,275
EUR	1,616,445	USD	1,587,705	JPMorgan Chase Bank N.A.	12/15/22	15,287
EUR	3,836,399	USD	3,832,720	JPMorgan Chase Bank N.A.	12/15/22	(28,251)
EUR	386,879	USD	386,642	JPMorgan Chase Bank N.A.	12/15/22	(2,982)
USD	4,830,744	EUR	4,880,121	JPMorgan Chase Bank N.A.	12/15/22	(8,760)
USD	1,838,704	EUR	1,878,011	JPMorgan Chase Bank N.A.	12/15/22	(23,676)
USD	1,428,415	EUR	1,451,016	JPMorgan Chase Bank N.A.	12/15/22	(10,524)
USD	1,721,118	EUR	1,755,676	JPMorgan Chase Bank N.A.	12/15/22	(19,946)
USD	1,007,493	EUR	1,031,991	JPMorgan Chase Bank N.A.	12/15/22	(15,909)
USD	1,848,127	EUR	1,886,111	JPMorgan Chase Bank N.A.	12/15/22	(22,287)
USD	4,721,692	EUR	4,705,965	JPMorgan Chase Bank N.A.	12/15/22	54,895
USD	5,212,785	EUR	5,257,505	JPMorgan Chase Bank N.A.	12/15/22	(963)
USD	394,372,735	EUR	390,274,849	JPMorgan Chase Bank N.A.	12/15/22	7,346,096
GBP	4,519,524	USD	4,840,184	Bank of America N.A.	12/15/22	350,205
GBP	1,874,352	USD	2,072,883	Bank of America N.A.	12/15/22	79,692
GBP	5,819,469	USD	6,545,099	Bank of America N.A.	12/15/22	138,196
GBP	635,343	USD	716,362	Bank of America N.A.	12/15/22	13,290
GBP	1,403,360	USD	1,579,145	Bank of America N.A.	12/15/22	32,526
GBP	4,904,956	USD	5,650,804	Bank of America N.A.	12/15/22	(17,769)
USD	5,790,365	GBP	5,346,597	Bank of America N.A.	12/15/22	(349,867)
USD	1,910,711	GBP	1,757,137	Bank of America N.A.	12/15/22	(107,251)
USD	3,988,300	GBP	3,770,622	Bank of America N.A.	12/15/22	(342,023)
USD	1,013,375	GBP	909,525	Bank of America N.A.	12/15/22	(31,158)
USD	1,146,295	GBP	1,037,906	Bank of America N.A.	12/15/22	(45,675)
USD	698,363	GBP	625,107	Bank of America N.A.	12/15/22	(19,533)
USD	1,766,712	GBP	1,535,298	Bank of America N.A.	12/15/22	3,519
USD	69,455,001	GBP	59,868,467	Bank of America N.A.	12/15/22	699,824
USD	2,525,486	IDR	39,238,481,704	Goldman Sachs & Co.	12/15/22	17,619
USD	5,709,019	IDR	85,543,944,254	Goldman Sachs & Co.	12/15/22	241,610
ILS	33,900,457	USD	9,755,246	UBS AG	12/15/22	(131,325)
USD	10,038,631	ILS	33,900,457	UBS AG	12/15/22	414,709
JPY	756,111,504	USD	5,268,519	Bank of America N.A.	12/8/22	(161,883)
JPY	329,970,389	USD	2,298,641	Bank of America N.A.	12/8/22	(70,082)
JPY	739,451,685	USD	4,993,765	Bank of America N.A.	12/8/22	354
USD	2,610,444	JPY	374,948,029	Bank of America N.A.	12/8/22	78,116
USD	4,975,733	JPY	732,179,176	Bank of America N.A.	12/8/22	30,732
USD	5,281,384	JPY	748,615,110	Bank of America N.A.	12/8/22	225,378
USD	98,092,788	JPY	13,856,833,379	Bank of America N.A.	12/8/22	4,506,327
USD	2,790,511	MXN	56,479,614	Goldman Sachs & Co.	12/15/22	(38,751)
USD	3,175,799	MYR	14,265,690	Goldman Sachs & Co.	12/15/22	157,491
NOK	51,377,278	USD	4,874,736	UBS AG	11/7/22	67,989
NOK	103,609,219	USD	9,662,515	UBS AG	11/7/22	305,157
NOK	51,215,054	USD	4,844,405	UBS AG	12/15/22	89,190
NOK	48,908,742	USD	4,772,982	UBS AG	12/15/22	(61,556)
USD	9,812,318	NOK	103,503,270	UBS AG	11/7/22	(145,162)
USD	4,864,159	NOK	51,483,227	UBS AG	11/7/22	(88,759)
USD	4,984,064	NOK	51,242,155	UBS AG	12/15/22	47,858
USD	4,759,528	NOK	49,299,191	UBS AG	12/15/22	10,490

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,677,303	NOK	46,298,992	UBS AG	12/15/22	$217,277
NZD	17,294,626	USD	9,831,563	Morgan Stanley	12/15/22	230,266
USD	4,937,780	NZD	8,699,555	Morgan Stanley	12/15/22	(123,528)
USD	4,830,841	NZD	8,446,915	Morgan Stanley	12/15/22	(83,483)
USD	22,506,465	NZD	36,854,157	Morgan Stanley	12/15/22	1,065,111
SEK	53,232,857	USD	4,898,263	UBS AG	12/15/22	(60,316)
USD	4,747,468	SEK	52,380,713	UBS AG	12/15/22	(13,034)
USD	1,852,241	SEK	19,570,985	UBS AG	12/15/22	73,576
SGD	9,882,339	USD	7,068,710	Bank of America N.A.	12/15/22	(85,877)
USD	7,046,231	SGD	9,882,339	Bank of America N.A.	12/15/22	63,398
USD	3,041,551	SGD	4,281,591	Goldman Sachs & Co.	12/15/22	16,191
THB	183,667,693	USD	4,875,702	Goldman Sachs & Co.	12/15/22	(31,880)
THB	305,162,309	USD	8,070,942	Goldman Sachs & Co.	12/15/22	(22,973)
USD	5,057,317	THB	186,058,697	Goldman Sachs & Co.	12/15/22	150,438
USD	4,959,716	THB	183,732,694	Goldman Sachs & Co.	12/15/22	114,180
USD	3,248,010	THB	123,378,899	Goldman Sachs & Co.	12/15/22	(5,831)
USD	3,266,164	THB	119,038,611	Goldman Sachs & Co.	12/15/22	126,789
ZAR	134,304,574	USD	7,463,231	Goldman Sachs & Co.	12/15/22	(176,004)
ZAR	42,290,574	USD	2,337,968	Goldman Sachs & Co.	12/15/22	(43,326)
ZAR	88,103,984	USD	4,900,328	Goldman Sachs & Co.	12/15/22	(119,898)
USD	4,815,640	ZAR	87,090,842	Goldman Sachs & Co.	12/15/22	90,181
USD	4,840,270	ZAR	87,100,663	Goldman Sachs & Co.	12/15/22	114,279
USD	4,995,233	ZAR	90,507,627	Goldman Sachs & Co.	12/15/22	84,383
						$19,704,990

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	157	December 2022	$18,567,423	$(475,109)
Euro-Buxl 30-Year Bonds	20	December 2022	2,850,507	(172,992)
Japanese 10-Year Government Bonds	53	December 2022	53,026,733	71,550
Korean Treasury 10-Year Bonds	277	December 2022	20,649,816	(861,851)
U.K. Gilt 10-Year Bonds	154	December 2022	18,036,886	(1,374,849)
U.S. Treasury 5-Year Notes	580	December 2022	61,824,375	(400,779)
U.S. Treasury Ultra Bonds	163	December 2022	20,807,969	(2,490,387)
			$195,763,709	$(5,704,417)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$68,703,030	$(460,203)	$(530,158)	$(990,361)
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$29,196,000	129,658	(107,718)	21,940
					$(330,545)	$(637,876)	$(968,421)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$8,350,000	$482	$20,026	$20,508
CPURNSA	Receive	2.97%	10/14/23	$12,850,000	493	24,594	25,087
CPURNSA	Receive	2.97%	10/14/23	$12,850,000	492	24,595	25,087
					$1,467	$69,215	$70,682

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
LIBOR	-	London Interbank Offered Rate
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
THB	-	Thai Baht
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
ZAR	-	South African Rand
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $465,047,119, which represented 24.1% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Perpetual maturity with no stated maturity date.
(5)Escrowed to maturity in U.S. government securities or state and local government securities.
(6)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(7)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(8)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $13,540,027.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $2,244,994,682)	$1,891,669,062
Cash	1,619,634
Foreign currency holdings, at value (cost of $274,526)	312,951
Foreign deposits with broker for futures contracts, at value (cost of $1,794,282)	1,717,938
Deposits with broker for forward foreign currency exchange contracts	250,000
Receivable for investments sold	46,271,827
Receivable for capital shares sold	438,298
Receivable for variation margin on futures contracts	39,221
Receivable for variation margin on swap agreements	656,999
Unrealized appreciation on forward foreign currency exchange contracts	23,332,639
Interest and dividends receivable	12,366,967
1,978,675,536

Liabilities
Payable for collateral received for forward foreign currency exchange contracts	1,790,000
Payable for investments purchased	44,381,859
Payable for capital shares redeemed	162,289
Payable for variation margin on futures contracts	1,221,658
Unrealized depreciation on forward foreign currency exchange contracts	3,627,649
Accrued management fees	209,336
Distribution and service fees payable	571
51,393,362

Net Assets	$1,927,282,174

Net Assets Consist of:
Capital paid in	$2,277,121,932
Distributable earnings	(349,839,758)
$1,927,282,174

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$252,305,967	29,099,957	$8.67
I Class	$5,918,734	680,136	$8.70
Y Class	$53,201,052	6,107,330	$8.71
A Class	$1,143,504	132,718	$8.62
C Class	$256,397	30,294	$8.46
R Class	$259,755	30,338	$8.56
R5 Class	$11,115,621	1,278,102	$8.70
R6 Class	$6,179,211	710,548	$8.70
G Class	$1,596,901,933	183,151,733	$8.72
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.03 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $71,021)	$56,082,345
Dividends	1,155,089
57,237,434

Expenses:
Management fees	13,508,419
Distribution and service fees:
A Class	3,147
C Class	4,036
R Class	1,309
Trustees' fees and expenses	141,756
Other expenses	66,227
13,724,894
Fees waived(1)	(10,690,790)
3,034,104

Net investment income (loss)	54,203,330

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $40,620)	(107,239,340)
Forward foreign currency exchange contract transactions	104,785,068
Futures contract transactions	(20,148,946)
Swap agreement transactions	694,280
Foreign currency translation transactions	(2,078,750)
(23,987,688)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $51,837)	(372,851,376)
Forward foreign currency exchange contracts	23,053,310
Futures contracts	358,461
Swap agreements	7,206,772
Translation of assets and liabilities in foreign currencies	(115,941)
(342,348,774)

Net realized and unrealized gain (loss)	(366,336,462)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(312,133,132)
(1)Amount consists of $113,528, $4,566, $24,863, $504, $161, $105, $5,273, $2,738 and $10,539,052 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$54,203,330	$50,477,291
Net realized gain (loss)	(23,987,688)	25,849,291
Change in net unrealized appreciation (depreciation)	(342,348,774)	(51,563,822)
Net increase (decrease) in net assets resulting from operations	(312,133,132)	24,762,760

Distributions to Shareholders
From earnings:
Investor Class	(9,795,363)	(846,117)
I Class	(496,924)	(51,424)
Y Class	(2,167,800)	(198,452)
A Class	(41,474)	(5,640)
C Class	(11,319)	(2,138)
R Class	(7,822)	(903)
R5 Class	(491,050)	(65,875)
R6 Class	(250,621)	(38,615)
G Class	(76,421,628)	(22,655,670)
Decrease in net assets from distributions	(89,684,001)	(23,864,834)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(164,881,017)	542,594,964

Net increase (decrease) in net assets	(566,698,150)	543,492,890

Net Assets
Beginning of period	2,493,980,324	1,950,487,434
End of period	$1,927,282,174	$2,493,980,324

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 55% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2022, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Trustees. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2022 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.83%	0.79%
I Class	0.73%	0.69%
Y Class	0.63%	0.59%
A Class	0.83%	0.79%
C Class	0.83%	0.79%
R Class	0.83%	0.79%
R5 Class	0.63%	0.59%
R6 Class	0.58%	0.54%
G Class	0.58%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $1,596,000 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(14,500) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $1,942,265,296, of which $892,854,033 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $2,176,333,337, of which $519,278,685 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,375,374	$13,926,862	3,750,010	$39,221,655
Issued in reinvestment of distributions	993,079	9,789,043	80,044	845,266
Redeemed	(1,924,609)	(17,781,535)	(603,064)	(6,307,220)
	443,844	5,934,370	3,226,990	33,759,701
I Class
Sold	66,053	660,907	810,801	8,491,204
Issued in reinvestment of distributions	48,704	489,091	4,772	50,486
Redeemed	(1,248,273)	(12,132,012)	(544,320)	(5,726,745)
	(1,133,516)	(10,982,014)	271,253	2,814,945
Y Class
Sold	4,358,397	41,509,225	2,228,724	23,475,195
Issued in reinvestment of distributions	219,615	2,167,677	18,735	198,452
Redeemed	(4,415,184)	(41,037,305)	(430,219)	(4,524,426)
	162,828	2,639,597	1,817,240	19,149,221
A Class
Sold	4,993	46,213	11,998	125,420
Issued in reinvestment of distributions	4,203	41,378	504	5,302
Redeemed	(16,437)	(164,088)	(70,811)	(739,616)
	(7,241)	(76,497)	(58,309)	(608,894)
C Class
Sold	652	6,052	710	7,295
Issued in reinvestment of distributions	1,142	11,237	191	1,986
Redeemed	(27,574)	(259,568)	(13,845)	(141,943)
	(25,780)	(242,279)	(12,944)	(132,662)
R Class
Sold	8,465	78,010	7,588	78,826
Issued in reinvestment of distributions	797	7,822	50	519
Redeemed	(6,744)	(64,626)	(8,297)	(85,807)
	2,518	21,206	(659)	(6,462)
R5 Class
Sold	2,452	24,115	6,718	70,225
Issued in reinvestment of distributions	49,693	491,050	6,231	65,875
Redeemed	(221,340)	(2,109,550)	(100,295)	(1,056,279)
	(169,195)	(1,594,385)	(87,346)	(920,179)
R6 Class
Sold	79,330	770,407	148,131	1,556,559
Issued in reinvestment of distributions	25,439	250,621	3,652	38,615
Redeemed	(94,099)	(904,744)	(230,687)	(2,423,000)
	10,670	116,284	(78,904)	(827,826)
G Class
Sold	13,008,136	125,580,943	53,795,515	568,179,957
Issued in reinvestment of distributions	7,773,532	76,421,628	2,137,571	22,655,670
Redeemed	(36,914,481)	(362,699,870)	(9,606,581)	(101,468,507)
	(16,132,813)	(160,697,299)	46,326,505	489,367,120
Net increase (decrease)	(16,848,685)	$(164,881,017)	51,403,826	$542,594,964

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$484,202,034	—
Corporate Bonds	—	448,078,388	—
U.S. Treasury Securities	—	267,429,442	—
U.S. Government Agency Mortgage-Backed Securities	—	157,107,064	—
Collateralized Loan Obligations	—	106,859,732	—
Asset-Backed Securities	—	77,571,875	—
Preferred Stocks	—	68,210,168	—
Collateralized Mortgage Obligations	—	61,546,277	—
Commercial Mortgage-Backed Securities	—	28,923,281	—
Municipal Securities	—	10,345,601	—
Bank Loan Obligations	—	5,478,591	—
U.S. Government Agency Securities	—	2,262,114	—
Short-Term Investments	$197,465	173,457,030	—
	$197,465	$1,891,471,597	—
Other Financial Instruments
Futures Contracts	—	$71,550	—
Swap Agreements	—	92,622	—
Forward Foreign Currency Exchange Contracts	—	23,332,639	—
	—	$23,496,811	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,891,166	$2,884,801	—
Swap Agreements	—	990,361	—
Forward Foreign Currency Exchange Contracts	—	3,627,649	—
	$2,891,166	$7,502,811	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $175,163,849.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,291,962,607.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $344,671,514 futures contracts purchased and $145,333,126 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $53,841,399.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $50,672,222.

Value of Derivative Instruments as of October 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$652,925	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	23,332,639	Unrealized depreciation on forward foreign currency exchange contracts	$3,627,649
Interest Rate Risk	Receivable for variation margin on futures contracts*	39,221	Payable for variation margin on futures contracts*	1,221,658
Other Contracts	Receivable for variation margin on swap agreements*	4,074	Payable for variation margin on swap agreements*	—
		$24,028,859		$4,849,307
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,618,157	Change in net unrealized appreciation (depreciation) on swap agreements	$5,372,417
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	104,785,068	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	23,053,310
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(20,148,946)	Change in net unrealized appreciation (depreciation) on futures contracts	358,461
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(5,822,901)	Change in net unrealized appreciation (depreciation) on swap agreements	5,434,229
Other Contracts	Net realized gain (loss) on swap agreement transactions	4,899,024	Change in net unrealized appreciation (depreciation) on swap agreements	(3,599,874)
		$85,330,402		$30,618,543

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$7,144,765	$(1,378,554)	—	$5,766,211
Goldman Sachs & Co.	3,167,385	(438,663)	$(280,000)	2,448,722
JPMorgan Chase Bank N.A.	7,726,087	(141,254)	—	7,584,833
Morgan Stanley	3,877,821	(709,843)	(1,510,000)	1,657,978
UBS AG	1,416,581	(959,335)	—	457,246
	$23,332,639	$(3,627,649)	$(1,790,000)	$17,914,990

Liabilities
Bank of America N.A.	$1,378,554	$(1,378,554)	—	—
Goldman Sachs & Co.	438,663	(438,663)	—	—
JPMorgan Chase Bank N.A.	141,254	(141,254)	—	—
Morgan Stanley	709,843	(709,843)	—	—
UBS AG	959,335	(959,335)	—	—
	$3,627,649	$(3,627,649)	—	—
*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$81,795,468	$19,659,548
Long-term capital gains	$7,888,533	$4,205,286

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,247,880,203
Gross tax appreciation of investments	$733,721
Gross tax depreciation of investments	(356,944,862)
Net tax appreciation (depreciation) of investments	(356,211,141)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(319,175)
Net tax appreciation (depreciation)	$(356,530,316)
Undistributed ordinary income	$111,506,224
Accumulated short-term capital losses	$(69,744,015)
Accumulated long-term capital losses	$(35,071,651)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.43	0.17	(1.60)	(1.43)	(0.26)	(0.07)	(0.33)	$8.67	(14.05)%	0.80%	0.84%	1.81%	1.77%	97%	$252,306
2021	$10.40	0.15	(0.09)	0.06	—	(0.03)	(0.03)	$10.43	0.59%	0.80%	0.84%	1.46%	1.42%	119%	$298,790
2020	$10.44	0.15	0.05	0.20	(0.24)	—	(0.24)	$10.40	1.96%	0.83%	0.84%	1.46%	1.45%	106%	$264,352
2019	$10.03	0.21	0.78	0.99	(0.58)	—	(0.58)	$10.44	10.36%	0.84%	0.84%	2.10%	2.10%	46%	$277,044
2018	$10.36	0.23	(0.36)	(0.13)	(0.17)	(0.03)	(0.20)	$10.03	(1.33)%	0.84%	0.93%	2.26%	2.17%	78%	$299,230
I Class
2022	$10.46	0.18	(1.60)	(1.42)	(0.27)	(0.07)	(0.34)	$8.70	(13.93)%	0.70%	0.74%	1.91%	1.87%	97%	$5,919
2021	$10.42	0.17	(0.10)	0.07	—(3)	(0.03)	(0.03)	$10.46	0.70%	0.70%	0.74%	1.56%	1.52%	119%	$18,975
2020	$10.47	0.16	0.04	0.20	(0.25)	—	(0.25)	$10.42	2.01%	0.73%	0.74%	1.56%	1.55%	106%	$16,077
2019	$10.06	0.22	0.78	1.00	(0.59)	—	(0.59)	$10.47	10.44%	0.74%	0.74%	2.20%	2.20%	46%	$16,830
2018	$10.38	0.24	(0.35)	(0.11)	(0.18)	(0.03)	(0.21)	$10.06	(1.16)%	0.74%	0.83%	2.36%	2.27%	78%	$10,569

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$10.48	0.19	(1.61)	(1.42)	(0.28)	(0.07)	(0.35)	$8.71	(13.91)%	0.60%	0.64%	2.01%	1.97%	97%	$53,201
2021	$10.44	0.18	(0.10)	0.08	(0.01)	(0.03)	(0.04)	$10.48	0.80%	0.60%	0.64%	1.66%	1.62%	119%	$62,274
2020	$10.49	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.44	2.15%	0.63%	0.64%	1.66%	1.65%	106%	$43,071
2019	$10.07	0.22	0.80	1.02	(0.60)	—	(0.60)	$10.49	10.65%	0.64%	0.64%	2.30%	2.30%	46%	$29,035
2018	$10.39	0.27	(0.38)	(0.11)	(0.18)	(0.03)	(0.21)	$10.07	(1.09)%	0.64%	0.73%	2.46%	2.37%	78%	$7,891
A Class
2022	$10.36	0.15	(1.59)	(1.44)	(0.23)	(0.07)	(0.30)	$8.62	(14.17)%	1.05%	1.09%	1.56%	1.52%	97%	$1,144
2021	$10.36	0.13	(0.10)	0.03	—	(0.03)	(0.03)	$10.36	0.30%	1.05%	1.09%	1.21%	1.17%	119%	$1,450
2020	$10.39	0.12	0.05	0.17	(0.20)	—	(0.20)	$10.36	1.69%	1.08%	1.09%	1.21%	1.20%	106%	$2,054
2019	$9.98	0.18	0.78	0.96	(0.55)	—	(0.55)	$10.39	10.12%	1.09%	1.09%	1.85%	1.85%	46%	$1,941
2018	$10.31	0.20	(0.36)	(0.16)	(0.14)	(0.03)	(0.17)	$9.98	(1.59)%	1.09%	1.18%	2.01%	1.92%	78%	$1,753
C Class
2022	$10.18	0.07	(1.56)	(1.49)	(0.16)	(0.07)	(0.23)	$8.46	(14.89)%	1.80%	1.84%	0.81%	0.77%	97%	$256
2021	$10.26	0.05	(0.10)	(0.05)	—	(0.03)	(0.03)	$10.18	(0.48)%	1.80%	1.84%	0.46%	0.42%	119%	$571
2020	$10.25	0.05	0.05	0.10	(0.09)	—	(0.09)	$10.26	0.97%	1.83%	1.84%	0.46%	0.45%	106%	$708
2019	$9.85	0.11	0.76	0.87	(0.47)	—	(0.47)	$10.25	9.27%	1.84%	1.84%	1.10%	1.10%	46%	$1,030
2018	$10.17	0.12	(0.34)	(0.22)	(0.07)	(0.03)	(0.10)	$9.85	(2.27)%	1.84%	1.93%	1.26%	1.17%	78%	$1,196

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$10.30	0.12	(1.58)	(1.46)	(0.21)	(0.07)	(0.28)	$8.56	(14.47)%	1.30%	1.34%	1.31%	1.27%	97%	$260
2021	$10.32	0.10	(0.09)	0.01	—	(0.03)	(0.03)	$10.30	0.11%	1.30%	1.34%	0.96%	0.92%	119%	$287
2020	$10.34	0.10	0.04	0.14	(0.16)	—	(0.16)	$10.32	1.42%	1.33%	1.34%	0.96%	0.95%	106%	$294
2019	$9.94	0.15	0.77	0.92	(0.52)	—	(0.52)	$10.34	9.77%	1.34%	1.34%	1.60%	1.60%	46%	$165
2018	$10.26	0.17	(0.34)	(0.17)	(0.12)	(0.03)	(0.15)	$9.94	(1.75)%	1.34%	1.43%	1.76%	1.67%	78%	$97
R5 Class
2022	$10.46	0.19	(1.60)	(1.41)	(0.28)	(0.07)	(0.35)	$8.70	(13.84)%	0.60%	0.64%	2.01%	1.97%	97%	$11,116
2021	$10.42	0.17	(0.09)	0.08	(0.01)	(0.03)	(0.04)	$10.46	0.80%	0.60%	0.64%	1.66%	1.62%	119%	$15,136
2020	$10.47	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.42	2.16%	0.63%	0.64%	1.66%	1.65%	106%	$15,988
2019	$10.06	0.23	0.78	1.01	(0.60)	—	(0.60)	$10.47	10.55%	0.64%	0.64%	2.30%	2.30%	46%	$20,582
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.13)%	0.64%	0.73%	2.46%	2.37%	78%	$28,832
R6 Class
2022	$10.46	0.20	(1.61)	(1.41)	(0.28)	(0.07)	(0.35)	$8.70	(13.79)%	0.55%	0.59%	2.06%	2.02%	97%	$6,179
2021	$10.42	0.18	(0.09)	0.09	(0.02)	(0.03)	(0.05)	$10.46	0.86%	0.55%	0.59%	1.71%	1.67%	119%	$7,319
2020	$10.47	0.18	0.05	0.23	(0.28)	—	(0.28)	$10.42	2.23%	0.58%	0.59%	1.71%	1.70%	106%	$8,114
2019	$10.06	0.22	0.79	1.01	(0.60)	—	(0.60)	$10.47	10.62%	0.59%	0.59%	2.35%	2.35%	46%	$7,231
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.08)%	0.59%	0.68%	2.51%	2.42%	78%	$1,015

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$10.48	0.25	(1.61)	(1.36)	(0.33)	(0.07)	(0.40)	$8.72	(13.30)%	0.01%	0.59%	2.60%	2.02%	97%	$1,596,902
2021	$10.46	0.24	(0.10)	0.14	(0.09)	(0.03)	(0.12)	$10.48	1.35%	0.01%	0.59%	2.25%	1.67%	119%	$2,089,178
2020	$10.54	0.24	0.04	0.28	(0.36)	—	(0.36)	$10.46	2.80%	0.01%	0.59%	2.28%	1.70%	106%	$1,599,830
2019	$10.13	0.30	0.77	1.07	(0.66)	—	(0.66)	$10.54	11.21%	0.01%	0.59%	2.93%	2.35%	46%	$970,268
2018	$10.41	0.32	(0.37)	(0.05)	(0.20)	(0.03)	(0.23)	$10.13	(0.49)%	0.01%	0.68%	3.09%	2.42%	78%	$1,083,103

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century International Bond Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Fund (the “Fund”), one of the funds constituting the American Century International Bond Funds, as of October 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Bond Fund of the American Century International Bond Funds, as of October 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2021, and the financial highlights for each of the four years in the period ended October 31, 2021, were audited by other auditors, whose report, dated December 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 20, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	34	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.04% (e.g., the Investor Class unified fee will be reduced from 0.83% to 0.79%) for at least one year, beginning August 1,

2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $9,211,557 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2022.

The fund hereby designates $7,888,533, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 2212

Annual Report

October 31, 2022

International Bond Fund
Investor Class (BEGBX)
I Class (AIBHX)
Y Class (AIBYX)
A Class (AIBDX)
C Class (AIQCX)
R Class (AIBRX)
R5 Class (AIDIX)
R6 Class (AIDDX)
G Class (AIBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates, Volatility Challenged Investors

The broad economic and investment backdrops grew knottier as the fiscal year progressed. Challenges began to surface early in the period, as the Federal Reserve (Fed) and other central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop.

The Fed responded to surging inflation with a rate hike in March, three months after the Bank of England (BofE) launched its tightening campaign. Through October, the Fed lifted rates a total of 3 percentage points, while the BofE hiked 2.9 percentage points. The European Central Bank (ECB) waited until July to start tightening. Facing record-high inflation, the ECB raised rates 2 percentage points through October.

In addition to fostering recession risk, the combination of elevated inflation and hawkish central banks helped push bond yields sharply higher and stock prices significantly lower. Amid persistent market unrest, most stock, bond and real estate indices ended the 12-month period with steep losses. While U.S. stock returns were broadly negative, growth stocks significantly underperformed their value stock peers.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	-25.86%	-4.71%	-3.11%	—	1/7/92
Bloomberg Global Aggregate Bond Index ex-USD (Unhedged)	—	-24.59%	-3.91%	-2.36%	—	—
I Class	AIBHX	-25.74%	-4.60%	—	-3.21%	4/10/17
Y Class	AIBYX	-25.66%	-4.51%	—	-3.11%	4/10/17
A Class	AIBDX					10/27/98
No sales charge		-26.03%	-4.94%	-3.35%	—
With sales charge		-29.38%	-5.80%	-3.79%	—
C Class	AIQCX	-26.53%	-5.63%	-4.07%	—	9/28/07
R Class	AIBRX	-26.23%	-5.18%	-3.59%	—	9/28/07
R5 Class	AIDIX	-25.73%	-4.52%	-2.91%	—	8/2/04
R6 Class	AIDDX	-25.68%	-4.47%	—	-2.48%	7/26/13
G Class	AIBGX	-25.31%	-3.95%	—	-3.89%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2022
Investor Class — $7,292

Bloomberg Global Aggregate Bond Index ex-USD (Unhedged) — $7,872

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.80%	0.70%	0.60%	1.05%	1.80%	1.30%	0.60%	0.55%	0.55%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester and Lynn Chen

Performance Summary

International Bond returned -25.86%* for the fiscal year ended October 31, 2022. By comparison, the Bloomberg Global Aggregate Bond Index ex-USD (Unhedged) returned -24.59% over the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Fixed-income market challenges began brewing in early 2022. Global bonds experienced wide-scale setbacks as soaring inflation prompted leading central banks to adopt hawkish postures, which led to sharp yield increases. Russia’s invasion of Ukraine in February exacerbated matters, causing oil and other commodity prices to surge from already high prices.

Annual U.S. headline inflation, which steadily rose through 2021, spiked to 9.1% by June 2022, a 40-year high, before easing to 7.7% in October. Core inflation (minus food and energy costs) climbed to 6.6% in September, its highest level since August 1982, before easing to 6.3% in October. Inflation rates rose even higher outside the U.S., including in the U.K., where inflation ended the period at 10.1%, a 40-year high. In Europe, inflation skyrocketed to a record 10.7% by period-end.

With current inflation remaining persistently high, the Bank of England launched a rate-hike campaign in December and continued tightening through October. The Federal Reserve (Fed) finally started raising interest rates with a 25 basis points (bps) hike in March. Policymakers followed up with a 50 bps increase in May and 75 bps hikes in June, July and September. The Fed also began reducing its record-high balance sheet. The European Central Bank began tightening in July.

Late in the period, the British pound and U.K. government bonds plunged on news of a tax cut plan from the U.K. government. In response, the Bank of England announced an emergency bond purchase program and delay of quantitative tightening to restore stability. This action whipsawed the global bond market and ultimately led to the resignation of Prime Minister Liz Truss, who served only six weeks in office.

The inflation backdrop and aggressive central bank tightening rattled the financial markets, slowed economic activity and drove interest rates sharply higher. Additionally, still-clogged supply chains and COVID-19-related lockdowns in China’s key manufacturing hubs further pressured growth outlooks and fueled recession worries. In the U.S., the economy contracted 1.6% and 0.6% in the first and second quarters of 2022, respectively, meeting the definition of a technical recession. Nevertheless, a still-robust job market prevented an official recession call, and by the third quarter, a narrowing trade deficit helped the economy expand 2.6%.
Amid the period’s severe market volatility, investment-grade global bonds logged steep losses. Higher-quality securities generally fared better than lower-quality bonds, and shorter-maturity securities broadly outperformed longer-maturity securities.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.
5

Security Selection Weighed on Performance

Within the fund, security selection among out-of-index U.S. securitized debt was a main detractor. Specifically, our positions in credit-sensitive bonds, including asset-backed securities, collateralized loan obligations and non-agency commercial mortgage-backed securities, stumbled in the rising-rate, risk-off climate. This challenging backdrop also hindered our security selection efforts among investment-grade corporates.

Security selection in out-of-index U.S. dollar-denominated emerging markets further detracted from results, particularly early in the period. Elevated inflation and rising rates generally hurt bonds from emerging markets, which already faced diminishing fiscal and monetary support. Additionally, the fund’s meaningful exposure to external bonds from Russia and some neighboring countries declined significantly as investors fled Russia-related assets following Russia’s invasion of Ukraine. By March, we had exited our positions in Russia.

Sector Allocation Detracted

Sector allocation detracted overall, largely due to an overweight position versus the index in emerging markets debt and an underweight stake in government securities. An out-of-index position in European high-yield credit also detracted. However, our position in cash equivalents and an out-of-index position in U.S. inflation-protected securities helped offset some of those negative effects. Late in the period, as inflation breakeven rates declined, we exited our position in inflation-protected securities, awaiting a better reentry point.
Duration Positioning Aided Returns

Early in the period, anticipating a rising-rate environment, we shortened the fund’s duration, notably in the U.S. We maintained this posture through most of the period, which generally boosted relative performance as rates rose sharply. However, with recession risk mounting, we began extending the fund’s duration late in the period. This move detracted from results as rates continued to climb.
Positioning for the Future

In our view, tighter financial conditions, in response to high inflation, ultimately will take a toll on consumer spending and corporate sentiment. This should weaken the U.S. labor market, which so far has remained surprisingly strong. The U.S. economy likely will slip into an official recession in coming quarters. We believe recession risk is higher in Europe, where energy prices and supply challenges are weighing on economic data.

Despite the fragile economy, we do not expect central banks to deviate from their tightening plans. Policymakers want concrete evidence that inflation has peaked and is retreating before changing course. However, unexpected financial market stress, such as recent shocks to the U.K. currency and bond markets, likely would trigger a response.

Given our recession outlook, we generally prefer a more-defensive, U.S.-centric strategy. We remain selective in credit sectors, favoring bonds with higher credit ratings, while limiting high-yield exposure. We believe extending duration makes sense as recession risk rises. We expect to underweight emerging markets debt, due to concerns about liquidity, inflation and global growth.
Tightening financial conditions and slowing growth will test economic and credit fundamentals. In this environment, we believe staying nimble and opportunistic in the face of elevated interest rate volatility and broad market uncertainty is a prudent approach.

6

Fund Characteristics

OCTOBER 31, 2022
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	51.5%
Corporate Bonds	17.0%
U.S. Treasury Securities	10.8%
Preferred Stocks	5.1%
Collateralized Loan Obligations	1.6%
Asset-Backed Securities	1.5%
U.S. Government Agency Securities	0.1%
Bank Loan Obligations	—*
Short-Term Investments	12.9%
Other Assets and Liabilities	(0.5)%
*Category is less than 0.05% of total net assets.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1) 5/1/22 - 10/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$857.80	$3.75	0.80%
I Class	$1,000	$859.30	$3.28	0.70%
Y Class	$1,000	$859.80	$2.81	0.60%
A Class	$1,000	$857.10	$4.91	1.05%
C Class	$1,000	$854.50	$8.41	1.80%
R Class	$1,000	$856.20	$6.08	1.30%
R5 Class	$1,000	$858.90	$2.81	0.60%
R6 Class	$1,000	$859.00	$2.58	0.55%
G Class	$1,000	$861.30	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.17	$4.08	0.80%
I Class	$1,000	$1,021.68	$3.57	0.70%
Y Class	$1,000	$1,022.18	$3.06	0.60%
A Class	$1,000	$1,019.91	$5.35	1.05%
C Class	$1,000	$1,016.13	$9.15	1.80%
R Class	$1,000	$1,018.65	$6.61	1.30%
R5 Class	$1,000	$1,022.18	$3.06	0.60%
R6 Class	$1,000	$1,022.43	$2.80	0.55%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2022

		Principal Amount/ Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 51.5%
Australia — 3.5%
Australia Government Bond, 2.75%, 4/21/24	AUD	19,437,000	$12,355,230
Australia Government Bond, 0.50%, 9/21/26	AUD	4,000,000	2,288,049
Australia Government Bond, 1.50%, 6/21/31	AUD	6,500,000	3,482,876
Australia Government Bond, 3.00%, 3/21/47	AUD	2,140,000	1,136,070
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,748,000	2,876,443
			22,138,668
Austria — 0.7%
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,352,000	2,189,072
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	2,220,000	2,491,601
			4,680,673
Belgium — 0.6%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	576,000	651,168
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,979,000	2,895,890
			3,547,058
Canada — 3.8%
Canadian Government Bond, 0.25%, 4/1/24	CAD	4,000,000	2,788,270
Canadian Government Bond, 0.50%, 12/1/30	CAD	16,700,000	9,849,243
Canadian Government Bond, 2.75%, 12/1/48	CAD	1,250,000	823,418
Canadian Government Bond, 2.00%, 12/1/51	CAD	2,200,000	1,213,629
Province of Ontario Canada, 2.85%, 6/2/23	CAD	549,000	399,819
Province of Quebec Canada, 5.75%, 12/1/36	CAD	8,744,000	7,395,472
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	632,894
Province of Quebec Canada, 3.50%, 12/1/48	CAD	1,751,000	1,114,034
			24,216,779
China — 5.8%
China Development Bank, 3.50%, 8/13/26	CNY	35,260,000	5,010,286
China Development Bank, 3.50%, 8/13/26	CNY	23,000,000	3,268,387
China Government Bond, 3.25%, 6/6/26	CNY	120,400,000	17,040,693
China Government Bond, 3.86%, 7/22/49	CNY	30,900,000	4,769,724
China Government Bond, 3.39%, 3/16/50	CNY	24,800,000	3,543,508
China Government Bond, 3.81%, 9/14/50	CNY	20,000,000	3,083,592
			36,716,190
Denmark — 0.1%
Denmark Government Bond, 0.25%, 11/15/52	DKK	8,000,000	573,749
Finland — 0.6%
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	2,500,000	1,708,779
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	2,390,000	1,779,751
Finland Government Bond, 0.125%, 4/15/52(1)	EUR	600,000	287,077
			3,775,607
France — 4.7%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	234,680	230,293
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	346,000	404,411
French Republic Government Bond OAT, 0.00%, 11/25/29(2)	EUR	1,850,000	1,545,465
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	3,535,000	3,526,175
10

		Principal Amount/ Shares	Value
French Republic Government Bond OAT, 1.50%, 5/25/31	EUR	1,460,000	$1,340,675
French Republic Government Bond OAT, 0.00%, 5/25/32(2)	EUR	20,750,000	16,005,491
French Republic Government Bond OAT, 5.75%, 10/25/32	EUR	1,060,000	1,326,342
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	4,688,000	4,739,997
French Republic Government Bond OAT, 0.75%, 5/25/52	EUR	750,000	420,806
			29,539,655
Germany — 3.2%
Bundesobligation, 0.00%, 4/16/27(2)	EUR	13,500,000	12,207,236
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 2/15/32(2)	EUR	4,000,000	3,256,757
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32	EUR	1,770,000	1,679,685
Bundesrepublik Deutschland Bundesanleihe, 1.00%, 5/15/38	EUR	750,000	613,167
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	4,150,000	2,265,970
			20,022,815
Greece — 0.1%
Hellenic Republic Government Bond, 1.50%, 6/18/30(1)	EUR	1,000,000	803,707
Indonesia — 0.7%
Indonesia Treasury Bond, 6.375%, 4/15/32	IDR	80,700,000,000	4,788,830
Ireland — 1.3%
Ireland Government Bond, 1.10%, 5/15/29	EUR	4,650,000	4,258,386
Ireland Government Bond, 0.00%, 10/18/31(2)	EUR	750,000	592,616
Ireland Government Bond, 0.40%, 5/15/35	EUR	4,500,000	3,333,527
Ireland Government Bond, 1.50%, 5/15/50	EUR	60,000	42,438
			8,226,967
Italy — 4.5%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	8,152,000	7,754,313
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	5,382,000	5,144,565
Italy Buoni Poliennali Del Tesoro, 0.00%, 4/1/26(2)	EUR	5,350,000	4,729,280
Italy Buoni Poliennali Del Tesoro, 0.25%, 3/15/28	EUR	5,400,000	4,460,974
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	1,450,000	1,201,472
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	5,194,000	5,351,652
			28,642,256
Japan — 7.8%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	1,377,400,000	11,497,576
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,137,950,000	16,797,501
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	96,350,000	676,226
Japan Government Thirty Year Bond, 0.70%, 9/20/51	JPY	1,435,000,000	8,081,800
Japan Government Thirty Year Bond, 0.70%, 12/20/51	JPY	690,000,000	3,881,158
Japan Government Thirty Year Bond, 1.00%, 3/20/52	JPY	521,000,000	3,174,715
Japan Government Thirty Year Bond, 1.30%, 6/20/52	JPY	120,000,000	787,657
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	427,200,000	2,590,955
Japan Government Twenty Year Bond, 0.50%, 12/20/41	JPY	316,000,000	1,930,971
			49,418,559
Jordan — 0.1%
Jordan Government International Bond, 7.75%, 1/15/28(1)		$900,000	872,325
Malaysia — 0.3%
Malaysia Government Bond, 4.70%, 10/15/42	MYR	9,700,000	2,019,188
11

		Principal Amount/ Shares	Value
Mexico — 0.3%
Mexican Bonos, 7.75%, 5/29/31	MXN	44,200,000	$1,965,896
Netherlands — 1.6%
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,639,000	7,134,410
Netherlands Government Bond, 0.00%, 7/15/31(1)(2)	EUR	1,700,000	1,376,213
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	913,000	941,227
Netherlands Government Bond, 0.00%, 1/15/52(1)(2)	EUR	1,000,000	505,692
			9,957,542
New Zealand — 2.1%
New Zealand Government Bond, 0.50%, 5/15/24	NZD	22,562,000	12,375,745
New Zealand Government Bond, 1.50%, 5/15/31	NZD	2,180,000	1,022,766
			13,398,511
Norway — 0.1%
Norway Government Bond, 1.75%, 9/6/29(1)	NOK	8,270,000	710,102
Poland — 0.4%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	12,035,000	2,438,017
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	950,000	1,023,507
Singapore — 0.4%
Singapore Government Bond, 2.875%, 7/1/29	SGD	3,760,000	2,576,263
Spain — 3.1%
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	2,275,000	2,297,011
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	4,823,000	4,693,141
Spain Government Bond, 0.00%, 1/31/28(2)	EUR	2,000,000	1,715,315
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	3,933,000	4,391,697
Spain Government Bond, 0.10%, 4/30/31(1)	EUR	3,750,000	2,907,080
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	800,000	667,224
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	380,000	464,516
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	3,210,000	2,688,895
			19,824,879
Sweden — 0.2%
Sweden Government Bond, 3.50%, 3/30/39	SEK	9,400,000	1,018,450
Switzerland — 0.7%
Swiss Confederation Government Bond, 0.50%, 5/27/30	CHF	1,233,000	1,184,389
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	2,995,000	3,478,729
			4,663,118
Thailand — 0.3%
Thailand Government Bond, 1.59%, 12/17/35	THB	103,000,000	2,135,322
United Kingdom — 4.3%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	5,000,000	5,153,355
United Kingdom Gilt, 4.75%, 12/7/30	GBP	2,520,000	3,147,308
United Kingdom Gilt, 0.25%, 7/31/31	GBP	3,900,000	3,362,660
United Kingdom Gilt, 1.00%, 1/31/32	GBP	3,500,000	3,201,855
United Kingdom Gilt, 1.75%, 9/7/37	GBP	700,000	612,417
United Kingdom Gilt, 4.50%, 12/7/42	GBP	4,128,000	5,156,202
United Kingdom Gilt, 4.25%, 12/7/49	GBP	2,016,000	2,514,340
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,990,000	3,885,452
			27,033,589
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $413,850,674)			326,728,222
CORPORATE BONDS — 17.0%
Belgium — 0.1%
Anheuser-Busch InBev SA, 1.65%, 3/28/31	EUR	1,000,000	844,745
12

		Principal Amount/ Shares	Value
Bermuda†
Aircastle Ltd., 5.25%, 8/11/25(1)		$163,000	$152,570
Canada — 0.3%
Cenovus Energy, Inc., 2.65%, 1/15/32		180,000	139,008
Royal Bank of Canada, 0.625%, 9/10/25	EUR	1,500,000	1,388,463
Toronto-Dominion Bank, 4.46%, 6/8/32		$234,000	210,540
Waste Connections, Inc., 3.20%, 6/1/32		105,000	87,627
			1,825,638
Cayman Islands†
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(1)		14,000	12,318
France — 2.4%
Arkea Home Loans SFH SA, 0.01%, 10/4/30	EUR	1,500,000	1,165,808
Banque Federative du Credit Mutuel SA, 0.25%, 7/19/28	EUR	900,000	704,332
Banque Federative du Credit Mutuel SA, 1.125%, 11/19/31	EUR	1,000,000	708,103
BNP Paribas SA, VRN, 2.00%, 5/24/31	GBP	1,400,000	1,339,936
BPCE SA, 2.875%, 4/22/26	EUR	100,000	94,209
BPCE SFH SA, 0.125%, 12/3/30	EUR	3,000,000	2,341,751
Cie de Financement Foncier SA, 1.20%, 4/29/31	EUR	1,500,000	1,270,727
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	1,000,000	838,874
Credit Agricole Public Sector SCF SA, 0.125%, 12/8/32	EUR	4,000,000	3,019,500
Credit Mutuel Arkea SA, 1.125%, 5/23/29	EUR	400,000	328,154
La Banque Postale SA, VRN, 0.75%, 8/2/32	EUR	1,700,000	1,313,462
Orange SA, 5.25%, 12/5/25	GBP	150,000	173,845
Societe Generale SA, 1.25%, 12/7/27	GBP	1,700,000	1,520,820
Societe Generale SFH SA, 0.75%, 1/29/27	EUR	300,000	270,673
			15,090,194
Germany — 1.9%
Bayer AG, VRN, 2.375%, 11/12/79	EUR	1,100,000	981,760
Bayer AG, VRN, 4.50%, 3/25/82	EUR	400,000	359,449
Commerzbank AG, 1.75%, 1/22/25	GBP	500,000	516,206
Commerzbank AG, VRN, 4.00%, 12/5/30	EUR	1,100,000	998,337
Deutsche Bank AG, 2.625%, 12/16/24	GBP	1,500,000	1,578,108
Deutsche Bank AG, VRN, 4.30%, 5/24/28		$1,331,000	1,218,322
Deutsche Telekom AG, 1.375%, 7/5/34	EUR	700,000	545,914
Kreditanstalt fuer Wiederaufbau, 0.01%, 5/5/27	EUR	5,800,000	5,110,373
Mercedes-Benz Group AG, 1.00%, 11/15/27	EUR	1,000,000	891,529
			12,199,998
Ireland — 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/24		$178,000	161,641
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28		181,000	146,354
Bank of Ireland Group PLC, VRN, 2.375%, 10/14/29	EUR	800,000	722,415
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		$570,000	503,660
Glencore Capital Finance DAC, 1.125%, 3/10/28	EUR	1,000,000	805,905
			2,339,975
Italy — 0.6%
Intesa Sanpaolo SpA, 3.93%, 9/15/26	EUR	1,600,000	1,527,448
Telecom Italia SpA, 4.00%, 4/11/24	EUR	1,000,000	964,160
UniCredit SpA, VRN, 5.86%, 6/19/32(1)		$1,440,000	1,194,001
			3,685,609
13

		Principal Amount/ Shares	Value
Luxembourg — 1.1%
European Financial Stability Facility, 0.40%, 5/31/26	EUR	3,370,000	$3,086,906
European Financial Stability Facility, 2.75%, 12/3/29	EUR	2,000,000	1,969,001
European Financial Stability Facility, 2.35%, 7/29/44	EUR	1,531,000	1,344,589
Telecom Italia Capital SA, 6.375%, 11/15/33		$1,155,000	889,148
			7,289,644
Multinational — 0.2%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)		999,769	953,711
Netherlands — 0.5%
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	1,150,000	1,280,312
ING Groep NV, 2.125%, 1/10/26	EUR	1,500,000	1,402,841
Siemens Financieringsmaatschappij NV, 1.00%, 2/20/25	GBP	200,000	211,733
			2,894,886
Norway — 0.3%
Equinor ASA, 0.875%, 2/17/23	EUR	1,950,000	1,922,071
Portugal — 0.3%
Caixa Geral de Depositos SA, VRN, 0.375%, 9/21/27	EUR	1,000,000	825,135
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	1,500,000	1,302,875
			2,128,010
Spain — 0.4%
Abanca Corp. Bancaria SA, 0.75%, 5/28/29	EUR	300,000	252,169
Abanca Corp. Bancaria SA, VRN, 0.50%, 9/8/27	EUR	300,000	245,760
CaixaBank SA, VRN, 2.75%, 7/14/28	EUR	900,000	864,675
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	1,400,000	1,246,243
			2,608,847
Supranational — 1.1%
European Union, 0.00%, 7/4/31(2)	EUR	8,900,000	6,847,600
Sweden — 0.3%
Skandinaviska Enskilda Banken AB, 3.70%, 6/9/25(1)		$760,000	725,139
Svenska Handelsbanken AB, 3.95%, 6/10/27(1)		1,300,000	1,214,562
			1,939,701
Switzerland — 0.3%
UBS Group AG, VRN, 3.125%, 6/15/30	EUR	1,800,000	1,633,147
United Kingdom — 1.7%
Barclays PLC, 3.25%, 2/12/27	GBP	400,000	403,225
Barclays PLC, VRN, 2.00%, 2/7/28	EUR	1,000,000	971,606
HSBC Holdings PLC, VRN, 4.76%, 6/9/28		$443,000	400,623
International Game Technology PLC, 5.25%, 1/15/29(1)		780,000	725,634
Lloyds Banking Group PLC, VRN, 1.875%, 1/15/26	GBP	770,000	805,273
Lloyds Banking Group PLC, VRN, 1.99%, 12/15/31	GBP	1,000,000	942,646
Marks & Spencer PLC, 4.50%, 7/10/27	GBP	600,000	554,247
Nationwide Building Society, VRN, 2.00%, 7/25/29	EUR	700,000	647,431
NatWest Group PLC, VRN, 5.52%, 9/30/28		$730,000	681,155
NatWest Group PLC, VRN, 2.11%, 11/28/31	GBP	900,000	838,033
Tesco PLC, 5.00%, 3/24/23	GBP	1,150,000	1,317,831
Vodafone Group PLC, VRN, 4.20%, 10/3/78	EUR	800,000	702,653
Vodafone Group PLC, VRN, 2.625%, 8/27/80	EUR	1,000,000	866,033
Vodafone Group PLC, VRN, 3.00%, 8/27/80	EUR	600,000	461,772
Wm Morrison Supermarkets Ltd., 3.50%, 7/27/26	GBP	700,000	778,677
			11,096,839
14

		Principal Amount/ Shares	Value
United States — 5.1%
Albemarle Corp., 4.65%, 6/1/27		$260,000	$247,298
Ashtead Capital, Inc., 5.50%, 8/11/32(1)		778,000	704,318
AT&T, Inc., 4.35%, 3/1/29		223,000	207,459
AT&T, Inc., 4.50%, 5/15/35		283,000	244,278
AT&T, Inc., 1.80%, 9/14/39	EUR	700,000	471,869
AT&T, Inc., 3.55%, 9/15/55		$263,000	167,936
Baltimore Gas and Electric Co., 4.55%, 6/1/52		224,000	183,761
Bank of America Corp., 2.30%, 7/25/25	GBP	400,000	426,287
Becton Dickinson and Co., 4.30%, 8/22/32		$185,000	167,575
Bristol-Myers Squibb Co., 2.55%, 11/13/50		390,000	234,328
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		553,000	475,757
Centene Corp., 4.625%, 12/15/29		320,000	290,125
Centene Corp., 3.375%, 2/15/30		884,000	735,709
CF Industries, Inc., 5.15%, 3/15/34		220,000	198,798
Citigroup, Inc., VRN, 3.67%, 7/24/28		1,045,000	938,140
Comcast Corp., 3.75%, 4/1/40		80,000	61,723
CSX Corp., 4.10%, 11/15/32		160,000	144,180
DAE Funding LLC, 1.55%, 8/1/24(1)		233,000	211,452
Dell International LLC / EMC Corp., 6.02%, 6/15/26		285,000	284,707
DISH DBS Corp., 5.25%, 12/1/26(1)		375,000	326,484
Dominion Energy, Inc., 4.85%, 8/15/52		300,000	246,926
Duke Energy Corp., 5.00%, 8/15/52		260,000	215,633
EPR Properties, 4.95%, 4/15/28		704,000	578,643
General Motors Financial Co., Inc., 1.55%, 7/30/27	GBP	1,000,000	916,762
General Motors Financial Co., Inc., 2.40%, 10/15/28		$225,000	177,507
Glencore Funding LLC, 2.625%, 9/23/31(1)		300,000	225,281
Goldman Sachs Group, Inc., 4.25%, 1/29/26	GBP	900,000	987,459
Gray Escrow II, Inc., 5.375%, 11/15/31(1)		$1,147,000	922,062
International Business Machines Corp., 1.75%, 3/7/28	EUR	1,100,000	999,170
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28		$32,000	28,181
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29		85,000	68,769
KB Home, 4.80%, 11/15/29		867,000	708,975
Kraft Heinz Foods Co., 5.00%, 6/4/42		219,000	189,838
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)		813,000	649,037
Level 3 Financing, Inc., 4.625%, 9/15/27(1)		679,000	590,818
Lowe's Cos., Inc., 3.35%, 4/1/27		908,000	840,464
Mondelez International, Inc., 1.375%, 3/17/41	EUR	2,000,000	1,211,454
Moody's Corp., 2.55%, 8/18/60		$195,000	100,221
MPLX LP, 2.65%, 8/15/30		260,000	204,972
Netflix, Inc., 4.875%, 4/15/28		368,000	349,795
Netflix, Inc., 5.875%, 11/15/28		365,000	363,175
NextEra Energy Capital Holdings, Inc., 5.00%, 7/15/32		480,000	456,587
Norfolk Southern Corp., 4.55%, 6/1/53		280,000	228,302
Nucor Corp., 3.125%, 4/1/32		130,000	105,478
O'Reilly Automotive, Inc., 4.70%, 6/15/32		360,000	336,992
Oracle Corp., 3.60%, 4/1/40		225,000	152,607
Owl Rock Capital Corp., 3.40%, 7/15/26		107,000	91,259
Paramount Global, 4.375%, 3/15/43		40,000	26,991
Parker-Hannifin Corp., 4.25%, 9/15/27		1,010,000	957,603
Penn Entertainment, Inc., 4.125%, 7/1/29(1)		658,000	519,919
15

	Principal Amount/ Shares	Value
Public Service Electric and Gas Co., 3.10%, 3/15/32	$188,000	$158,046
SBL Holdings, Inc., VRN, 6.50%(1)(3)	789,000	597,667
Scientific Games International, Inc., 7.25%, 11/15/29(1)	900,000	871,222
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	300,000	220,703
Sprint Corp., 7.625%, 2/15/25	1,200,000	1,234,620
Sysco Corp., 5.95%, 4/1/30	384,000	392,716
T-Mobile USA, Inc., 4.75%, 2/1/28	805,000	763,140
T-Mobile USA, Inc., 3.375%, 4/15/29	120,000	104,053
T-Mobile USA, Inc., 3.50%, 4/15/31	343,000	288,875
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	753,000	566,956
Time Warner Cable LLC, 4.50%, 9/15/42	285,000	195,079
TransDigm, Inc., 4.625%, 1/15/29	690,000	588,673
Truist Financial Corp., VRN, 4.12%, 6/6/28	320,000	296,216
Union Electric Co., 3.90%, 4/1/52	144,000	108,612
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/27	312,420	290,367
United Natural Foods, Inc., 6.75%, 10/15/28(1)	795,000	768,944
US Foods, Inc., 4.75%, 2/15/29(1)	1,055,000	937,473
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33(1)	623,000	501,157
Verizon Communications, Inc., 4.33%, 9/21/28	220,000	206,458
Viatris, Inc., 4.00%, 6/22/50	167,000	97,080
Warnermedia Holdings, Inc., 3.79%, 3/15/25(1)	1,060,000	1,000,033
Warnermedia Holdings, Inc., 3.76%, 3/15/27(1)	163,000	145,098
WEC Energy Group, Inc., 1.375%, 10/15/27	1,000,000	822,167
Wells Fargo & Co., VRN, 3.07%, 4/30/41	535,000	363,396
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28	580,000	540,067
		32,231,882
TOTAL CORPORATE BONDS (Cost $131,581,478)		107,697,385
U.S. TREASURY SECURITIES — 10.8%
U.S. Treasury Bonds, 3.375%, 8/15/42	2,000,000	1,725,937
U.S. Treasury Notes, 1.50%, 2/29/24	2,100,000	2,016,246
U.S. Treasury Notes, 3.00%, 7/31/24	23,918,000	23,283,145
U.S. Treasury Notes, 3.25%, 8/31/24	7,930,000	7,750,026
U.S. Treasury Notes, 4.25%, 9/30/24	1,455,000	1,447,725
U.S. Treasury Notes, 3.125%, 8/15/25	500,000	482,813
U.S. Treasury Notes, 1.875%, 2/28/27	600,000	542,930
U.S. Treasury Notes, 1.875%, 2/28/29	8,000,000	6,962,812
U.S. Treasury Notes, 2.625%, 7/31/29	6,860,000	6,229,336
U.S. Treasury Notes, 2.75%, 8/15/32	20,614,000	18,449,530
TOTAL U.S. TREASURY SECURITIES (Cost $72,019,013)		68,890,500
PREFERRED STOCKS — 5.1%
Bermuda — 0.2%
Aircastle Ltd., 5.25%(1)	1,875,000	1,411,591
France — 1.8%
Accor SA, 2.625%	1,500,000	1,140,194
AXA SA, 6.69%	1,270,000	1,415,265
AXA SA, 3.875%	500,000	471,593
BNP Paribas Cardif SA, 4.03%	1,400,000	1,314,760
CNP Assurances, 4.75%	1,500,000	1,277,426
16

		Principal Amount/ Shares	Value
Credit Agricole Assurances SA, 4.25%		1,900,000	$1,826,879
Electricite de France SA, 3.375%		1,600,000	1,041,482
Orange SA, 2.375%		500,000	464,864
TotalEnergies SE, 2.625%		2,900,000	2,693,600
			11,646,063
Germany — 0.4%
Allianz SE, 2.625%		1,200,000	814,234
Allianz SE, 3.20%(1)		1,705,000	1,155,649
Commerzbank AG, 4.25%		400,000	272,757
			2,242,640
Italy — 1.2%
Assicurazioni Generali SpA, 4.60%		2,700,000	2,588,226
Enel SpA, 2.25%		1,000,000	799,908
Eni SpA, 3.375%		2,700,000	2,104,908
Intesa Sanpaolo SpA, 3.75%		900,000	728,172
Intesa Sanpaolo Vita SpA, 4.75%		1,000,000	950,659
UniCredit SpA, 3.875%		600,000	421,878
			7,593,751
Netherlands — 1.2%
ING Groep NV, 3.875%		1,400,000	920,500
Naturgy Finance BV, 2.37%		1,700,000	1,386,188
Telefonica Europe BV, 2.875%		1,200,000	981,645
Telefonica Europe BV, 2.38%		1,600,000	1,178,639
Volkswagen International Finance NV, 3.875%		3,500,000	2,897,983
			7,364,955
United Kingdom — 0.1%
SSE PLC, 3.125%		1,000,000	880,037
United States — 0.2%
Air Lease Corp., 4.125%		1,485,000	983,946
PNC Financial Services Group, Inc., 3.40%		130,000	97,337
			1,081,283
TOTAL PREFERRED STOCKS (Cost $44,176,915)			32,220,320
COLLATERALIZED LOAN OBLIGATIONS — 1.6%
AIMCO CLO Ltd., Series 2019-10A, Class CR, VRN, 6.22%, (3-month LIBOR plus 1.90%), 7/22/32(1)		$1,100,000	1,008,108
Ares XXXIX CLO Ltd., Series 2016-39A, Class CR2, VRN, 6.24%, (3-month LIBOR plus 2.05%), 4/18/31(1)		2,000,000	1,834,875
CBAM Ltd., Series 2018-7A, Class B1, VRN, 5.84%, (3-month LIBOR plus 1.60%), 7/20/31(1)		2,300,000	2,145,991
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 5.58%, (3-month LIBOR plus 1.50%), 4/15/31(1)		2,050,000	1,961,538
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 6.92%, (3-month LIBOR plus 2.68%), 1/20/35(1)		1,800,000	1,640,038
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 5.89%, (3-month LIBOR plus 1.70%), 4/18/33(1)		1,650,000	1,546,637
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $10,837,471)			10,137,187
ASSET-BACKED SECURITIES — 1.5%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(1)		1,567,331	1,254,446
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 SEQ, 4.94%, 1/25/52(1)	CAD	3,450,000	2,336,103
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)		$2,000,000	1,747,368
17

	Principal Amount/ Shares	Value
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	$701,118	$637,072
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(1)	1,337,629	1,081,399
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(1)	895,158	782,651
Progress Residential Trust, Series 2020-SFR2, Class C, 3.08%, 6/17/37(1)	750,000	682,633
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	534,409	498,800
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D, 3.17%, 11/20/37(1)	419,055	382,629
TOTAL ASSET-BACKED SECURITIES (Cost $10,914,954)		9,403,101
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FHLMC, 6.25%, 7/15/32 (Cost $1,180,985)	890,000	1,006,641
BANK LOAN OBLIGATIONS(4)†
DirecTV Financing, LLC, Term Loan, 8.75%, (1-month LIBOR plus 5.00%), 8/2/27 (Cost $34,583)	34,440	32,907
SHORT-TERM INVESTMENTS — 12.9%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	101,203	101,203
Repurchase Agreements — 7.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 8/15/23 - 8/15/42, valued at $9,162,315), in a joint trading account at 2.95%, dated 10/31/22, due 11/1/22 (Delivery value $8,985,320)		8,984,584
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/41, valued at $39,293,564), at 3.00%, dated 10/31/22, due 11/1/22 (Delivery value $38,526,210)		38,523,000
		47,507,584
Treasury Bills(5) — 5.4%
U.S. Treasury Bills, 3.11%, 2/16/23	$7,588,000	7,496,434
U.S. Treasury Bills, 1.93%, 4/20/23(6)	27,000,000	26,445,375
		33,941,809
TOTAL SHORT-TERM INVESTMENTS (Cost $81,888,998)		81,550,596
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $766,485,071)		637,666,859
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,113,801)
TOTAL NET ASSETS — 100.0%		$634,553,058

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,016,419	USD	3,237,722	UBS AG	11/7/22	$(28,533)
AUD	2,473,885	USD	1,587,344	UBS AG	11/7/22	(4,708)
AUD	7,422,540	USD	4,743,560	UBS AG	11/7/22	4,915
AUD	4,935,220	USD	3,195,703	Bank of America N.A.	12/15/22	(34,601)
AUD	4,916,640	USD	3,206,534	Bank of America N.A.	12/15/22	(57,333)
USD	1,549,380	AUD	2,456,000	UBS AG	11/7/22	(21,815)
18

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,089,550	AUD	4,912,000	UBS AG	11/7/22	$(52,839)
USD	2,410,340	AUD	3,772,422	UBS AG	11/7/22	(3,018)
USD	2,407,232	AUD	3,772,422	UBS AG	11/7/22	(6,127)
USD	6,541,336	AUD	9,549,960	Bank of America N.A.	12/15/22	424,406
USD	3,092,915	AUD	4,778,695	Bank of America N.A.	12/15/22	32,070
USD	3,141,773	AUD	4,854,183	Bank of America N.A.	12/15/22	32,577
CAD	4,364,832	USD	3,187,614	UBS AG	11/7/22	16,295
CAD	2,183,200	USD	1,592,486	UBS AG	11/7/22	10,044
CAD	9,455,697	USD	7,250,884	Goldman Sachs & Co.	12/15/22	(307,031)
CAD	4,196,412	USD	3,078,354	Goldman Sachs & Co.	12/15/22	3,309
USD	1,552,693	CAD	2,132,174	UBS AG	11/7/22	(12,382)
USD	3,236,934	CAD	4,415,858	UBS AG	11/7/22	(4,430)
USD	3,041,539	CAD	4,134,580	Goldman Sachs & Co.	12/15/22	5,283
USD	881,962	CAD	1,207,860	Goldman Sachs & Co.	12/15/22	(5,038)
CHF	990,670	USD	1,038,463	Morgan Stanley	12/15/22	(44,052)
CHF	3,180,310	USD	3,323,096	Morgan Stanley	12/15/22	(130,777)
CHF	3,176,782	USD	3,263,171	Morgan Stanley	12/15/22	(74,394)
USD	3,292,790	CHF	3,153,281	Morgan Stanley	12/15/22	127,603
USD	3,245,234	CHF	3,154,919	Morgan Stanley	12/15/22	78,402
CLP	479,859,579	USD	495,723	Bank of America N.A.	12/15/22	9,209
CLP	2,812,676,452	USD	2,788,141	Morgan Stanley	12/15/22	171,497
CLP	2,604,416,491	USD	2,606,502	Morgan Stanley	12/15/22	133,995
USD	5,991,365	CLP	5,417,092,943	Morgan Stanley	12/15/22	291,231
CNY	401,867,882	USD	58,037,330	Morgan Stanley	12/15/22	(2,716,012)
CNY	20,734,387	USD	2,994,040	Morgan Stanley	12/15/22	(139,735)
CNY	46,321,121	USD	6,486,189	Morgan Stanley	12/15/22	(109,603)
CNY	4,226,451	USD	593,603	Morgan Stanley	12/15/22	(11,788)
CNY	3,100,786	USD	437,440	Morgan Stanley	12/15/22	(10,584)
CNY	3,674,043	USD	507,202	Morgan Stanley	12/15/22	(1,431)
COP	4,587,353,477	USD	1,010,764	Morgan Stanley	12/15/22	(88,935)
CZK	58,020,000	USD	2,374,906	UBS AG	12/15/22	(39,245)
USD	976,645	CZK	24,164,492	UBS AG	12/15/22	3,876
DKK	13,093,039	USD	1,777,791	UBS AG	12/15/22	(33,585)
EUR	1,613,856	USD	1,568,545	Bank of America N.A.	11/3/22	26,457
EUR	1,610,592	USD	1,566,384	Bank of America N.A.	11/3/22	25,391
EUR	1,602,748	USD	1,568,736	Bank of America N.A.	11/3/22	15,287
EUR	3,183,364	USD	3,134,674	Bank of America N.A.	11/3/22	11,499
EUR	1,589,550	USD	1,554,789	Bank of America N.A.	11/3/22	16,190
EUR	1,595,874	USD	1,591,516	Bank of America N.A.	11/3/22	(14,287)
EUR	8,099,893	USD	7,949,656	JPMorgan Chase Bank N.A.	11/3/22	55,607
EUR	22,040,276	USD	22,271,699	JPMorgan Chase Bank N.A.	12/15/22	(414,861)
EUR	3,244,496	USD	3,187,299	JPMorgan Chase Bank N.A.	12/15/22	30,194
EUR	6,135,081	USD	5,982,367	JPMorgan Chase Bank N.A.	12/15/22	101,653
EUR	3,125,440	USD	3,037,459	JPMorgan Chase Bank N.A.	12/15/22	61,968
EUR	3,008,909	USD	2,953,566	JPMorgan Chase Bank N.A.	12/15/22	30,300
EUR	663,375	USD	665,500	JPMorgan Chase Bank N.A.	12/15/22	(7,647)
EUR	809,041	USD	792,970	JPMorgan Chase Bank N.A.	12/15/22	9,338
EUR	3,161,781	USD	3,158,749	JPMorgan Chase Bank N.A.	12/15/22	(23,283)
EUR	651,626	USD	655,170	JPMorgan Chase Bank N.A.	12/15/22	(8,968)
19

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	80,136	USD	80,087	JPMorgan Chase Bank N.A.	12/15/22	$(618)
USD	4,730,805	EUR	4,850,284	Bank of America N.A.	11/3/22	(62,814)
USD	3,118,138	EUR	3,209,581	Bank of America N.A.	11/3/22	(53,946)
USD	1,560,262	EUR	1,602,195	Bank of America N.A.	11/3/22	(23,215)
USD	4,662,880	EUR	4,762,037	Bank of America N.A.	11/3/22	(43,522)
USD	1,559,608	EUR	1,580,436	Bank of America N.A.	11/3/22	(2,364)
USD	1,563,822	EUR	1,583,056	Bank of America N.A.	11/3/22	(740)
USD	1,603,316	EUR	1,589,778	Bank of America N.A.	11/3/22	32,112
USD	3,215,178	EUR	3,226,001	Bank of America N.A.	11/3/22	26,866
USD	1,589,410	EUR	1,608,264	Bank of America N.A.	11/3/22	(65)
USD	1,588,657	EUR	1,613,410	JPMorgan Chase Bank N.A.	11/3/22	(5,904)
USD	3,246,153	EUR	3,251,163	JPMorgan Chase Bank N.A.	11/3/22	32,973
USD	3,182,358	EUR	3,235,320	JPMorgan Chase Bank N.A.	11/3/22	(15,164)
USD	2,491,644	EUR	2,463,689	JPMorgan Chase Bank N.A.	12/15/22	48,460
USD	717,029	EUR	713,061	JPMorgan Chase Bank N.A.	12/15/22	9,903
USD	2,773,301	EUR	2,801,648	JPMorgan Chase Bank N.A.	12/15/22	(5,029)
USD	1,739,651	EUR	1,797,602	JPMorgan Chase Bank N.A.	12/15/22	(42,990)
USD	713,824	EUR	729,765	JPMorgan Chase Bank N.A.	12/15/22	(9,867)
USD	612,901	EUR	626,004	JPMorgan Chase Bank N.A.	12/15/22	(7,892)
USD	365,870	EUR	373,181	JPMorgan Chase Bank N.A.	12/15/22	(4,205)
USD	184,968	EUR	188,682	JPMorgan Chase Bank N.A.	12/15/22	(2,144)
USD	451,097	EUR	462,066	JPMorgan Chase Bank N.A.	12/15/22	(7,123)
USD	530,990	EUR	544,981	JPMorgan Chase Bank N.A.	12/15/22	(9,456)
USD	3,271,886	EUR	3,260,988	JPMorgan Chase Bank N.A.	12/15/22	38,039
USD	960,310	EUR	969,209	JPMorgan Chase Bank N.A.	12/15/22	(833)
USD	3,395,358	EUR	3,424,487	JPMorgan Chase Bank N.A.	12/15/22	(627)
GBP	2,737,290	USD	3,175,603	Bank of America N.A.	12/15/22	(31,997)
GBP	2,925,578	USD	3,133,148	Bank of America N.A.	12/15/22	226,695
GBP	572,387	USD	639,808	Bank of America N.A.	12/15/22	17,542
GBP	507,921	USD	564,288	Bank of America N.A.	12/15/22	19,028
GBP	453,817	USD	511,687	Bank of America N.A.	12/15/22	9,493
GBP	548,969	USD	617,733	Bank of America N.A.	12/15/22	12,724
GBP	3,141,279	USD	3,618,942	Bank of America N.A.	12/15/22	(11,380)
USD	3,360,149	GBP	3,102,631	Bank of America N.A.	12/15/22	(203,028)
USD	855,059	GBP	786,333	Bank of America N.A.	12/15/22	(47,996)
USD	2,650,462	GBP	2,505,802	Bank of America N.A.	12/15/22	(227,294)
USD	533,611	GBP	474,452	Bank of America N.A.	12/15/22	(11,267)
USD	370,621	GBP	332,640	Bank of America N.A.	12/15/22	(11,395)
USD	886,166	GBP	799,756	Bank of America N.A.	12/15/22	(32,303)
USD	498,831	GBP	446,505	Bank of America N.A.	12/15/22	(13,952)
USD	618,349	GBP	537,354	Bank of America N.A.	12/15/22	1,231
HUF	268,929,213	USD	666,146	UBS AG	12/15/22	(24,893)
IDR	15,833,614,078	USD	1,056,701	Goldman Sachs & Co.	12/15/22	(44,720)
USD	520,538	IDR	8,087,605,953	Goldman Sachs & Co.	12/15/22	3,632
ILS	17,103,852	USD	4,921,830	UBS AG	12/15/22	(66,257)
ILS	5,352,362	USD	1,516,765	UBS AG	12/15/22	2,704
USD	74,078	ILS	251,963	UBS AG	12/15/22	2,549
USD	4,990,195	ILS	16,851,889	UBS AG	12/15/22	206,152
JPY	457,222,594	USD	3,185,887	Bank of America N.A.	12/8/22	(97,891)
20

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	13,368,852,845	USD	94,638,364	Bank of America N.A.	12/8/22	$(4,347,633)
JPY	16,076,651	USD	109,870	Bank of America N.A.	12/8/22	(1,292)
JPY	452,126,689	USD	3,053,363	Bank of America N.A.	12/8/22	216
USD	3,167,402	JPY	448,966,505	Bank of America N.A.	12/8/22	135,166
USD	824,351	JPY	118,404,641	Bank of America N.A.	12/8/22	24,668
USD	904,345	JPY	130,530,668	Bank of America N.A.	12/8/22	22,766
USD	467,530	JPY	69,806,015	Bank of America N.A.	12/8/22	(3,927)
USD	2,604,440	JPY	383,243,321	Bank of America N.A.	12/8/22	16,086
KRW	17,503,997,127	USD	13,074,393	Goldman Sachs & Co.	12/2/22	(809,219)
USD	346,471	KRW	490,494,935	Goldman Sachs & Co.	12/2/22	2,777
USD	393,365	KRW	568,294,457	Goldman Sachs & Co.	12/2/22	(4,843)
MXN	24,991,907	USD	1,234,785	Goldman Sachs & Co.	12/15/22	17,147
MYR	8,153,641	USD	1,815,147	Goldman Sachs & Co.	12/15/22	(90,015)
NOK	17,280,082	USD	1,639,554	UBS AG	11/7/22	22,867
NOK	33,936,648	USD	3,164,905	UBS AG	11/7/22	99,953
NOK	3,293,919	USD	332,764	UBS AG	12/15/22	(15,458)
NOK	33,714,002	USD	3,188,990	UBS AG	12/15/22	58,712
NOK	33,281,953	USD	3,247,970	UBS AG	12/15/22	(41,888)
USD	3,172,501	NOK	33,464,495	UBS AG	11/7/22	(46,934)
USD	1,677,239	NOK	17,752,235	UBS AG	11/7/22	(30,606)
USD	3,275,172	NOK	33,672,696	UBS AG	12/15/22	31,449
USD	3,177,784	NOK	32,915,488	UBS AG	12/15/22	7,004
NZD	15,379,989	USD	9,073,086	Morgan Stanley	12/15/22	(125,173)
NZD	11,132,878	USD	6,328,763	Morgan Stanley	12/15/22	148,226
USD	21,651,762	NZD	35,454,587	Morgan Stanley	12/15/22	1,024,662
USD	3,132,826	NZD	5,519,523	Morgan Stanley	12/15/22	(78,373)
USD	3,156,141	NZD	5,518,636	Morgan Stanley	12/15/22	(54,542)
PEN	2,317,028	USD	576,877	Goldman Sachs & Co.	12/15/22	1,839
USD	653,720	PLN	3,101,661	UBS AG	12/15/22	8,350
RON	3,820,879	USD	773,348	Goldman Sachs & Co.	12/15/22	(7,396)
SEK	39,176,865	USD	3,707,784	UBS AG	12/15/22	(147,284)
SEK	33,972,005	USD	3,125,961	UBS AG	12/15/22	(38,492)
USD	3,166,398	SEK	34,936,136	UBS AG	12/15/22	(8,693)
SGD	8,994,401	USD	6,433,579	Bank of America N.A.	12/15/22	(78,161)
USD	6,413,120	SGD	8,994,401	Bank of America N.A.	12/15/22	57,702
THB	37,983,172	USD	1,042,177	Goldman Sachs & Co.	12/15/22	(40,456)
THB	123,515,068	USD	3,278,871	Goldman Sachs & Co.	12/15/22	(21,439)
THB	74,694,373	USD	1,975,519	Goldman Sachs & Co.	12/15/22	(5,623)
THB	42,894,891	USD	1,129,229	Goldman Sachs & Co.	12/15/22	2,027
USD	3,142,412	THB	115,609,324	Goldman Sachs & Co.	12/15/22	93,476
USD	3,255,049	THB	120,583,289	Goldman Sachs & Co.	12/15/22	74,936
ZAR	86,285,047	USD	4,794,812	Goldman Sachs & Co.	12/15/22	(113,075)
ZAR	28,370,179	USD	1,568,401	Goldman Sachs & Co.	12/15/22	(29,065)
ZAR	56,736,696	USD	3,155,685	Goldman Sachs & Co.	12/15/22	(77,211)
USD	3,154,281	ZAR	57,045,175	Goldman Sachs & Co.	12/15/22	59,069
USD	3,168,340	ZAR	57,014,275	Goldman Sachs & Co.	12/15/22	74,804
USD	3,164,253	ZAR	57,332,472	Goldman Sachs & Co.	12/15/22	53,453
						$(7,290,677)

21

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	119	December 2022	$14,073,397	$(360,114)
Euro-Buxl 30-Year Bonds	9	December 2022	1,282,728	(16,655)
Japanese 10-Year Government Bonds	39	December 2022	39,019,671	52,650
Korean Treasury 10-Year Bonds	155	December 2022	11,554,951	(485,528)
U.K. Gilt 10-Year Bonds	71	December 2022	8,315,707	(503,378)
U.S. Treasury 2-Year Notes	6	December 2022	1,226,297	(6,621)
U.S. Treasury 5-Year Notes	70	December 2022	7,461,563	(276,308)
			$82,934,314	$(1,595,954)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	243	December 2022	$28,184,203	$1,453,800
U.S. Treasury Long Bonds	65	December 2022	7,832,500	1,009,942
U.S. Treasury Ultra Bonds	23	December 2022	2,936,094	420,898
			$38,952,797	$2,884,640
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$17,234,910	$(14,829)	$(292,034)	$(306,863)
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$10,739,000	48,775	(40,707)	8,068
					$33,946	$(332,741)	$(298,795)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$2,750,000	$475	$6,279	$6,754
CPURNSA	Receive	2.97%	10/14/23	$4,150,000	480	7,622	8,102
CPURNSA	Receive	2.97%	10/14/23	$4,150,000	481	7,621	8,102
					$1,436	$21,522	$22,958

22

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
RON	-	New Romanian Leu
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
ZAR	-	South African Rand
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $85,930,878, which represented 13.5% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)Perpetual maturity with no stated maturity date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(6)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $7,341,038.

See Notes to Financial Statements.
23

Statement of Assets and Liabilities

OCTOBER 31, 2022
Assets
Investment securities, at value (cost of $766,485,071)	$637,666,859
Cash	28,207
Foreign currency holdings, at value (cost of $407,484)	419,048
Foreign deposits with broker for futures contracts, at value (cost of $1,007,225)	958,152
Receivable for investments sold	1,114,159
Receivable for capital shares sold	31,164
Receivable for variation margin on futures contracts	134,802
Receivable for variation margin on swap agreements	188,110
Unrealized appreciation on forward foreign currency exchange contracts	4,456,054
Interest and dividends receivable	4,196,490
649,193,045

Liabilities
Payable for investments purchased	2,311,809
Payable for capital shares redeemed	102,119
Payable for variation margin on futures contracts	240,512
Unrealized depreciation on forward foreign currency exchange contracts	11,746,731
Accrued management fees	238,219
Distribution and service fees payable	597
14,639,987

Net Assets	$634,553,058

Net Assets Consist of:
Capital paid in	$774,239,238
Distributable earnings	(139,686,180)
$634,553,058

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$192,688,382	19,718,385	$9.77
I Class	$164,353,915	16,727,249	$9.83
Y Class	$20,616,414	2,089,711	$9.87
A Class	$2,379,469	247,891	$9.60
C Class	$70,920	7,746	$9.16
R Class	$79,037	8,343	$9.47
R5 Class	$3,430,513	347,813	$9.86
R6 Class	$170,744	17,292	$9.87
G Class	$250,763,664	25,067,104	$10.00
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $10.05 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
24

Statement of Operations

YEAR ENDED OCTOBER 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $61,334)	$16,679,420
Dividends	430,113
17,109,533

Expenses:
Management fees	4,782,614
Distribution and service fees:
A Class	7,697
C Class	871
R Class	248
Trustees' fees and expenses	46,992
Other expenses	33,415
4,871,837
Fees waived - G Class	(1,524,330)
3,347,507

Net investment income (loss)	13,762,026

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $12,571)	(26,229,064)
Forward foreign currency exchange contract transactions	(41,770,920)
Futures contract transactions	3,788,346
Swap agreement transactions	(260,501)
Foreign currency translation transactions	(1,312,615)
(65,784,754)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $17,631)	(156,369,817)
Forward foreign currency exchange contracts	(6,923,160)
Futures contracts	2,514,329
Swap agreements	2,297,765
Translation of assets and liabilities in foreign currencies	(98,067)
(158,578,950)

Net realized and unrealized gain (loss)	(224,363,704)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(210,601,678)

See Notes to Financial Statements.
25

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2022 AND OCTOBER 31, 2021
Increase (Decrease) in Net Assets	October 31, 2022	October 31, 2021
Operations
Net investment income (loss)	$13,762,026	$13,685,102
Net realized gain (loss)	(65,784,754)	676,116
Change in net unrealized appreciation (depreciation)	(158,578,950)	(20,058,748)
Net increase (decrease) in net assets resulting from operations	(210,601,678)	(5,697,530)

Distributions to Shareholders
From earnings:
Investor Class	(1,999,807)	(6,034,310)
I Class	(1,517,534)	(1,285,351)
Y Class	(215,263)	(420,073)
A Class	(28,448)	(63,080)
C Class	(827)	(1,276)
R Class	(485)	(1,014)
R5 Class	(36,722)	(94,336)
R6 Class	(1,801)	(6,300)
G Class	(4,222,078)	(7,141,645)
Decrease in net assets from distributions	(8,022,965)	(15,047,385)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	25,711,842	87,317,873

Net increase (decrease) in net assets	(192,912,801)	66,572,958

Net Assets
Beginning of period	827,465,859	760,892,901
End of period	$634,553,058	$827,465,859

See Notes to Financial Statements.
26

Notes to Financial Statements

OCTOBER 31, 2022

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

27

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

28

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 40% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

29

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended October 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4925% to 0.6100%	0.2500% to 0.3100%	0.79%
I Class		0.1500% to 0.2100%	0.69%
Y Class		0.0500% to 0.1100%	0.59%
A Class		0.2500% to 0.3100%	0.79%
C Class		0.2500% to 0.3100%	0.79%
R Class		0.2500% to 0.3100%	0.79%
R5 Class		0.0500% to 0.1100%	0.59%
R6 Class		0.0000% to 0.0600%	0.54%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.54%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $421,771,689, of which $144,631,199 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2022 totaled $473,270,218, of which $69,581,546 represented U.S. Treasury and Government Agency obligations.

30

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2022		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,688,111	$20,482,283	2,569,371	$35,331,750
Issued in reinvestment of distributions	151,983	1,983,373	420,774	5,915,593
Redeemed	(1,227,655)	(14,471,320)	(10,213,660)	(141,719,386)
	612,439	7,994,336	(7,223,515)	(100,472,043)
I Class
Sold	2,697,137	31,082,662	11,306,441	157,250,275
Issued in reinvestment of distributions	115,749	1,517,470	91,084	1,285,196
Redeemed	(907,460)	(10,963,132)	(1,723,304)	(24,043,128)
	1,905,426	21,637,000	9,674,221	134,492,343
Y Class
Sold	464,454	5,630,586	628,290	8,738,960
Issued in reinvestment of distributions	16,370	215,263	29,708	420,073
Redeemed	(417,887)	(4,879,874)	(163,804)	(2,273,004)
	62,937	965,975	494,194	6,886,029
A Class
Sold	12,808	152,787	47,642	644,426
Issued in reinvestment of distributions	2,143	27,511	4,410	61,216
Redeemed	(54,992)	(640,718)	(84,186)	(1,146,190)
	(40,041)	(460,420)	(32,134)	(440,548)
C Class
Sold	—	—	840	10,991
Issued in reinvestment of distributions	63	784	92	1,235
Redeemed	(497)	(5,856)	(8,147)	(108,076)
	(434)	(5,072)	(7,215)	(95,850)
R Class
Sold	6,567	66,416	1,405	18,969
Issued in reinvestment of distributions	38	485	74	1,014
Redeemed	(3,029)	(36,127)	(3,017)	(40,571)
	3,576	30,774	(1,538)	(20,588)
R5 Class
Sold	238	2,775	444	6,200
Issued in reinvestment of distributions	2,747	36,121	555	7,849
Redeemed	(12,415)	(136,279)	(8,853)	(120,316)
	(9,430)	(97,383)	(7,854)	(106,267)
R6 Class
Sold	9,349	112,443	9,153	128,268
Issued in reinvestment of distributions	137	1,801	445	6,300
Redeemed	(15,925)	(211,980)	(20,927)	(294,547)
	(6,439)	(97,736)	(11,329)	(159,979)
G Class
Sold	2,581,354	28,921,671	4,502,887	63,206,626
Issued in reinvestment of distributions	318,167	4,222,078	500,466	7,141,645
Redeemed	(2,880,075)	(37,399,381)	(1,621,399)	(23,113,495)
	19,446	(4,255,632)	3,381,954	47,234,776
Net increase (decrease)	2,547,480	$25,711,842	6,266,784	$87,317,873
31

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$326,728,222	—
Corporate Bonds	—	107,697,385	—
U.S. Treasury Securities	—	68,890,500	—
Preferred Stocks	—	32,220,320	—
Collateralized Loan Obligations	—	10,137,187	—
Asset-Backed Securities	—	9,403,101	—
U.S. Government Agency Securities	—	1,006,641	—
Bank Loan Obligations	—	32,907	—
Short-Term Investments	$101,203	81,449,393	—
	$101,203	$637,565,656	—
Other Financial Instruments
Futures Contracts	$2,884,640	$52,650	—
Swap Agreements	—	31,026	—
Forward Foreign Currency Exchange Contracts	—	4,456,054	—
	$2,884,640	$4,539,730	—

Liabilities
Other Financial Instruments
Futures Contracts	$282,929	$1,365,675	—
Swap Agreements	—	306,863	—
Forward Foreign Currency Exchange Contracts	—	11,746,731	—
	$282,929	$13,419,269	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $47,043,203.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $454,444,235.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $165,904,178 futures contracts purchased and $113,259,689 futures contracts sold.

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A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $18,292,475.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $18,338,889.

Value of Derivative Instruments as of October 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$186,788	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	4,456,054	Unrealized depreciation on forward foreign currency exchange contracts	$11,746,731
Interest Rate Risk	Receivable for variation margin on futures contracts*	134,802	Payable for variation margin on futures contracts*	240,512
Other Contracts	Receivable for variation margin on swap agreements*	1,322	Payable for variation margin on swap agreements*	—
		$4,778,966		$11,987,243
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(82,077)	Change in net unrealized appreciation (depreciation) on swap agreements	$1,781,225
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(41,770,920)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(6,923,160)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	3,788,346	Change in net unrealized appreciation (depreciation) on futures contracts	2,514,329
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(1,978,587)	Change in net unrealized appreciation (depreciation) on swap agreements	1,840,666
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,800,163	Change in net unrealized appreciation (depreciation) on swap agreements	(1,324,126)
		$(38,243,075)		$(2,111,066)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$1,195,381	$(1,195,381)	—	—
Goldman Sachs & Co.	391,752	(391,752)	—	—
JPMorgan Chase Bank N.A.	418,435	(418,435)	—	—
Morgan Stanley	1,975,616	(1,975,616)	—	—
UBS AG	474,870	(474,870)	—	—
	$4,456,054	$(4,456,054)	—	—

Liabilities
Bank of America N.A.	$5,412,403	$(1,195,381)	—	$4,217,022
Goldman Sachs & Co.	1,555,131	(391,752)	$(1,163,379)	—
JPMorgan Chase Bank N.A.	566,611	(418,435)	—	148,176
Morgan Stanley	3,585,399	(1,975,616)	(1,609,783)	—
UBS AG	627,187	(474,870)	—	152,317
	$11,746,731	$(4,456,054)	$(2,773,162)	$4,517,515
*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

35

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$3,361,941	$15,047,385
Long-term capital gains	$4,661,024	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital paid in $(48,356,693) and distributable earnings $48,356,693.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$767,482,677
Gross tax appreciation of investments	$335,482
Gross tax depreciation of investments	(130,151,300)
Net tax appreciation (depreciation) of investments	(129,815,818)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(833,169)
Net tax appreciation (depreciation)	$(130,648,987)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(8,822,498)
Accumulated long-term capital losses	$(214,695)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
36

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$13.28	0.18	(3.59)	(3.41)	—	(0.10)	(0.10)	$9.77	(25.86)%	0.80%	0.80%	1.55%	1.55%	63%	$192,688
2021	$13.61	0.19	(0.29)	(0.10)	(0.23)	—	(0.23)	$13.28	(0.83)%	0.79%	0.79%	1.37%	1.37%	58%	$253,748
2020	$13.18	0.16	0.27	0.43	—	—	—	$13.61	3.26%	0.80%	0.80%	1.25%	1.25%	72%	$358,334
2019	$12.40	0.20	0.76	0.96	(0.18)	—	(0.18)	$13.18	7.80%	0.81%	0.81%	1.57%	1.57%	46%	$351,630
2018	$12.96	0.23	(0.74)	(0.51)	—	(0.05)	(0.05)	$12.40	(3.98)%	0.81%	0.81%	1.76%	1.76%	40%	$407,913
I Class
2022	$13.34	0.19	(3.60)	(3.41)	—	(0.10)	(0.10)	$9.83	(25.74)%	0.70%	0.70%	1.65%	1.65%	63%	$164,354
2021	$13.67	0.20	(0.29)	(0.09)	(0.24)	—	(0.24)	$13.34	(0.73)%	0.69%	0.69%	1.47%	1.47%	58%	$197,725
2020	$13.22	0.18	0.27	0.45	—	—	—	$13.67	3.40%	0.70%	0.70%	1.35%	1.35%	72%	$70,363
2019	$12.44	0.19	0.78	0.97	(0.19)	—	(0.19)	$13.22	7.88%	0.71%	0.71%	1.67%	1.67%	46%	$76,919
2018	$12.99	0.25	(0.75)	(0.50)	—	(0.05)	(0.05)	$12.44	(3.90)%	0.71%	0.71%	1.86%	1.86%	40%	$18,592

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$13.38	0.21	(3.62)	(3.41)	—(3)	(0.10)	(0.10)	$9.87	(25.66)%	0.60%	0.60%	1.75%	1.75%	63%	$20,616
2021	$13.71	0.22	(0.29)	(0.07)	(0.26)	—	(0.26)	$13.38	(0.62)%	0.59%	0.59%	1.57%	1.57%	58%	$27,124
2020	$13.25	0.19	0.27	0.46	—	—	—	$13.71	3.47%	0.60%	0.60%	1.45%	1.45%	72%	$21,015
2019	$12.47	0.22	0.76	0.98	(0.20)	—	(0.20)	$13.25	7.97%	0.61%	0.61%	1.77%	1.77%	46%	$13,732
2018	$13.01	0.28	(0.77)	(0.49)	—	(0.05)	(0.05)	$12.47	(3.81)%	0.61%	0.61%	1.96%	1.96%	40%	$3,766
A Class
2022	$13.08	0.15	(3.53)	(3.38)	—	(0.10)	(0.10)	$9.60	(26.03)%	1.05%	1.05%	1.30%	1.30%	63%	$2,379
2021	$13.41	0.15	(0.29)	(0.14)	(0.19)	—	(0.19)	$13.08	(1.10)%	1.04%	1.04%	1.12%	1.12%	58%	$3,766
2020	$13.01	0.13	0.27	0.40	—	—	—	$13.41	3.07%	1.05%	1.05%	1.00%	1.00%	72%	$4,291
2019	$12.25	0.17	0.73	0.90	(0.14)	—	(0.14)	$13.01	7.45%	1.06%	1.06%	1.32%	1.32%	46%	$8,981
2018	$12.83	0.20	(0.73)	(0.53)	—	(0.05)	(0.05)	$12.25	(4.18)%	1.06%	1.06%	1.51%	1.51%	40%	$9,192
C Class
2022	$12.57	0.06	(3.37)	(3.31)	—	(0.10)	(0.10)	$9.16	(26.53)%	1.80%	1.80%	0.55%	0.55%	63%	$71
2021	$12.89	0.05	(0.28)	(0.23)	(0.09)	—	(0.09)	$12.57	(1.86)%	1.79%	1.79%	0.37%	0.37%	58%	$103
2020	$12.60	0.03	0.26	0.29	—	—	—	$12.89	2.30%	1.80%	1.80%	0.25%	0.25%	72%	$198
2019	$11.86	0.08	0.71	0.79	(0.05)	—	(0.05)	$12.60	6.69%	1.81%	1.81%	0.57%	0.57%	46%	$310
2018	$12.52	0.09	(0.70)	(0.61)	—	(0.05)	(0.05)	$11.86	(4.92)%	1.81%	1.81%	0.76%	0.76%	40%	$482

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$12.94	0.12	(3.49)	(3.37)	—	(0.10)	(0.10)	$9.47	(26.23)%	1.30%	1.30%	1.05%	1.05%	63%	$79
2021	$13.27	0.11	(0.28)	(0.17)	(0.16)	—	(0.16)	$12.94	(1.37)%	1.29%	1.29%	0.87%	0.87%	58%	$62
2020	$12.91	0.09	0.27	0.36	—	—	—	$13.27	2.79%	1.30%	1.30%	0.75%	0.75%	72%	$84
2019	$12.15	0.13	0.74	0.87	(0.11)	—	(0.11)	$12.91	7.24%	1.31%	1.31%	1.07%	1.07%	46%	$77
2018	$12.76	0.16	(0.72)	(0.56)	—	(0.05)	(0.05)	$12.15	(4.44)%	1.31%	1.31%	1.26%	1.26%	40%	$68
R5 Class
2022	$13.38	0.21	(3.63)	(3.42)	—(3)	(0.10)	(0.10)	$9.86	(25.73)%	0.60%	0.60%	1.75%	1.75%	63%	$3,431
2021	$13.71	0.22	(0.29)	(0.07)	(0.26)	—	(0.26)	$13.38	(0.62)%	0.59%	0.59%	1.57%	1.57%	58%	$4,780
2020	$13.24	0.19	0.28	0.47	—	—	—	$13.71	3.55%	0.60%	0.60%	1.45%	1.45%	72%	$5,005
2019	$12.46	0.23	0.75	0.98	(0.20)	—	(0.20)	$13.24	7.97%	0.61%	0.61%	1.77%	1.77%	46%	$5,870
2018	$13.00	0.26	(0.75)	(0.49)	—	(0.05)	(0.05)	$12.46	(3.82)%	0.61%	0.61%	1.96%	1.96%	40%	$5,608
R6 Class
2022	$13.39	0.21	(3.62)	(3.41)	(0.01)	(0.10)	(0.11)	$9.87	(25.68)%	0.55%	0.55%	1.80%	1.80%	63%	$171
2021	$13.72	0.22	(0.28)	(0.06)	(0.27)	—	(0.27)	$13.39	(0.65)%	0.54%	0.54%	1.62%	1.62%	58%	$318
2020	$13.25	0.20	0.27	0.47	—	—	—	$13.72	3.62%	0.55%	0.55%	1.50%	1.50%	72%	$481
2019	$12.47	0.26	0.73	0.99	(0.21)	—	(0.21)	$13.25	8.02%	0.56%	0.56%	1.82%	1.82%	46%	$310
2018	$13.00	0.27	(0.75)	(0.48)	—	(0.05)	(0.05)	$12.47	(3.74)%	0.56%	0.56%	2.01%	2.01%	40%	$2,691

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$13.57	0.28	(3.67)	(3.39)	(0.08)	(0.10)	(0.18)	$10.00	(25.31)%	0.01%	0.55%	2.34%	1.80%	63%	$250,764
2021	$13.90	0.30	(0.29)	0.01	(0.34)	—	(0.34)	$13.57	(0.03)%	0.01%	0.54%	2.15%	1.62%	58%	$339,841
2020	$13.35	0.27	0.28	0.55	—	—	—	$13.90	4.12%	0.01%	0.55%	2.04%	1.50%	72%	$301,122
2019	$12.56	0.31	0.75	1.06	(0.27)	—	(0.27)	$13.35	8.62%	0.02%	0.56%	2.36%	1.82%	46%	$186,644
2018	$13.02	0.33	(0.74)	(0.41)	—	(0.05)	(0.05)	$12.56	(3.19)%	0.02%	0.56%	2.55%	2.01%	40%	$207,787

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century International Bond Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Bond Fund (the “Fund”), one of the funds constituting the American Century International Bond Funds, as of October 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Bond Fund of the American Century International Bond Funds, as of October 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2021, and the financial highlights for each of the four years in the period ended October 31, 2021, were audited by other auditors, whose report, dated December 17, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 20, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
41

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	34	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	34	Sabio Holdings Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	34	None
42

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	34	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	34	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	34	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
43

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

44

Approval of Management Agreement

At a meeting held on June 21, 2022, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
45

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management
46

services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
47

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
48

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
49

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,498,840 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2022.

The fund hereby designates $4,661,024, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2022.

50

Notes
51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 2212

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $131,997
FY 2022: $90,989

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $140,900
FY 2022: $50,000

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 29, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2022